Registration Nos. 333-144744

811-22099

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 2	☒

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT

COMPANY ACT OF 1940	☐
Amendment No. 6	☒

(Check appropriate box or boxes.)

GATEWAY TRUST

(Exact Name of Registrant as Specified in Charter)

399 Boylston Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (617) 449-2810

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and Address of Agent for Service)

Copy to:

John M. Loder, Esq.

Ropes & Gray

One International Place

Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2009 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Gateway Fund

Gateway Investment Advisers, LLC

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

For general information on the Fund or any of its services and for assistance in opening an account, contact your financial representative or call Natixis Funds.

Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 • 800-225-5478 • www.funds.natixis.com

If you have any questions about any of the terms used in this Prospectus, please refer to the “Glossary of Terms.”

To learn more about the possible risks of investing in the Fund, please refer to the section “More About Risk.” This section details the risks of practices in which the Fund may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Gateway Fund	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Gateway Fund

Adviser:	Gateway Investment Advisers, LLC (“Adviser”)

Managers:	J. Patrick Rogers, Paul R. Stewart and Michael T. Buckius

Ticker Symbol:	Class A Class C
GATEX GTECX

Investment Goal

Gateway Fund (the “Fund”) seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. The Fund’s investment objective is non-fundamental, which means that it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. Writing index call options reduces the Fund’s volatility, provides a steady cash flow and is an important source of the Fund’s return, although it also reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The combination of the diversified stock portfolio, the steady cash flow from the sale of index call options and the downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. The Fund may invest in companies with small, medium or large market capitalizations. Equity securities purchased by the Fund may include U.S. exchange-listed common stocks, American Depositary Receipts (“ADRs”), which are securities issued by a U.S. bank that represent interests in foreign equity securities, and interests in real estate investment trusts (“REITs”).

The Fund not only strives for the majority of the returns associated with equity market investments, but also returns in excess of those available from other investments comparable in volatility. Because, as described above, the Fund writes index call options and purchases index put options in addition to investing in equity securities, the Fund’s historical volatility has been closer to intermediate-to long-term fixed income investments (intermediate-term are those with approximately five-year maturities and long-term are those with maturities of ten or more years) and hybrid investments (blends of equity and short-term fixed income securities) than to equity investments. With its core investment in equities, the Fund is significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor present in both fixed income and hybrid investments, although the Fund expects to generally have lower long-term returns than a fund consisting solely of equity securities. The Fund intends that its index option-based risk management strategy will reduce the volatility inherent in equities while sacrificing less of the higher equity returns than hybrid investments. Thus, the Fund seeks to provide an efficient trade-off between risk and reward where risk is characterized by volatility or fluctuations in value over time.

The Fund’s investment strategies are described in more detail below.

Purchasing Stocks

The Fund invests in a diversified stock portfolio, generally consisting of approximately 200 to 400 stocks, designed to support the Fund’s index option-based risk management strategy as efficiently as possible while seeking to enhance the Fund’s total return. The Adviser uses a multi-factor quantitative model to construct the stock portfolio. The model evaluates approximately 9,000 equity securities to construct a portfolio of US-exchange-traded equities that meets criteria and constraints established by the Adviser. Generally, the Adviser tries to minimize the difference between the performance of the

Gateway Fund	1	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

stock portfolio and that of the index or indexes underlying the Fund’s option strategies while also considering other factors, such as predicted dividend yield. The Adviser monitors this difference and the other factors, and rebalances and adjusts the stock portfolio from time to time, by purchasing and selling stocks. The Adviser expects the portfolio to generally represent the broad U.S. equity market.

Writing Index Call Options

The Fund continuously writes index call options, typically on broad-based securities market indices, on the full value of its broadly diversified stock portfolio. As the seller of the index call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the Fund.

Purchasing Index Put Options

The Fund may buy index put options in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase in price. The Fund may not spend at any time more than 5% of its assets to purchase index put options.

Other Investments

The Fund may invest in foreign securities traded in U.S. markets (through ADRs or stocks traded in U.S. dollars). The Fund may also invest in other investment companies, including money market funds, to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”). The Fund may enter into repurchase agreements and/or hold cash and cash equivalents.

Temporary Defensive Measure

As a temporary defensive measure, the Fund may purchase U.S. government securities, certificates of deposit, commercial paper, bankers’ acceptance, and/or repurchase agreements or hold cash (U.S. Dollars, foreign currencies or multinational currency units) for temporary defensive purposes in response to adverse market, economic or political conditions, or, under normal circumstances, for purposes of liquidity. These investments may prevent the Fund from achieving its investment objective.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. The Fund does not represent a complete investment program. The Fund’s net asset value may fluctuate substantially over time. You may lose money by investing in the Fund.

Correlation risk: The effectiveness of the Fund’s index option-based risk management strategy may be reduced if the Fund’s equity portfolio does not correlate to the index underlying its option positions.

Equity securities risk: You may lose money on your investment due to unpredictable drops in the value of a security or periods of below-average performance in a given stock or the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely effect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Growth stocks may underperform value stocks during any given period. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during

Gateway Fund	2	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Foreign securities risk: The Fund may invest in foreign securities traded in U.S. markets, including through ADRs. Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

Options risk: The value of the Fund’s positions in index options fluctuates in response to changes in the value of the underlying index. Writing index call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired. From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a market decline.

REITs risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund’s total returns for Class A shares for each of the last ten calendar years.† The returns for Class C shares differ from the Class A returns shown in the bar chart to the extent their expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.

Gateway Fund	3	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

The table below shows how average annual total returns†† for the Class A and Class C shares of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the S&P 500 Index and the Barclays Capital Aggregate Bond Index (formerly known as the “Lehman Aggregate Bond Index”). The S&P 500 Index is a popular indicator of the performance of the large capitalization sector of the U.S. stock market. The Barclays Capital Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. You can not invest directly in an index. The Fund’s total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund’s shares.

Total returns for the Class A shares have also been calculated to reflect returns after taxes on distributions only and returns after taxes on distributions and sales of the shares. The S&P 500 Index and the Barclays Capital Aggregate Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2008)††	Past 1 Year	Past 5 Years	Past 10 Years
Gateway Fund
Class A - Return Before Taxes	-18.88%	1.55%	2.91%
Class A - Return After Taxes on Distributions*	-19.12%	1.02%	2.35%
Class A - Return After Taxes on Distributions & Sale of Fund Shares*	-11.91%	1.07%	2.25%
Class C - Return Before Taxes	-15.38%	1.97%	2.68%
S&P 500 Index**	-37.00%	-2.19%	-1.38%
Barclays Capital Aggregate Bond Index**	5.24%	4.65%	5.63%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

**	The returns of each index do not reflect a deduction for fees, expenses or taxes.

†	The returns shown in the bar chart for periods prior to February 15, 2008 reflect the performance from the Fund’s predecessor (the “Predecessor Fund”), an Ohio business trust whose assets and liabilities the Fund acquired in a reorganization that occurred as of the close of business on February 15, 2008 (the “Reorganization”). Shareholders of the Predecessor Fund received Class A shares of the Fund. The Fund’s Class A and Class C shares were not outstanding prior to the Reorganization. Although the Predecessor Fund and the Fund’s Class A and Class C shares would have had substantially similar annual returns because the shares are invested in the same portfolio of securities, returns for Class A and Class C shares would have been different from the returns of the Predecessor Fund’s shares to the extent that their respective expenses differ. The Class A net expenses did not change as a result of the Reorganization.

††	The returns shown for periods prior to February 15, 2008 reflect the performance from the Predecessor Fund. The Predecessor Fund’s performance has been adjusted to reflect the sales loads of Class A shares. For the periods prior to the inception of Class C shares (February 19, 2008), performance shown for Class C shares is based upon the Predecessor Fund’s returns restated to reflect the higher expenses and sales loads of Class C shares.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

Gateway Fund	4	Prospectus – May 1, 2009

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	Gateway Fund
	Class A		Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	[1,2]	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)[2]		[3]	1.00%
Redemption fees	None	*	None	*

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

	Gateway Fund[4]
	Class A	Class C
Management fees	0.65%	0.65%
Distribution and/or service (12b-1) fees	0.25%	1.00%**
Other expenses	0.14%[5]	0.18%
Total annual fund operating expenses	1.04%	1.83%
Less: Fee reduction and/or expense reimbursement[4]	0.10%	0.13%
Net Expenses	0.94%	1.70%

Example

This example***, which is based upon the expenses shown in the “Annual Fund Operating Expenses” table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain the same; and

•	All dividends and distributions are reinvested.

Gateway Fund	5	Prospectus – May 1, 2009

FUND FEES & EXPENSES

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Gateway Fund
	Class A	Class C
		[6]	[7]
1 year	$665	$272	$172
3 years	$878	$561	$561
5 years	$1,107	$976	$976
10 years	$1,764	$2,132	$2,132

1	A reduced sales charge on Class A shares applies in some cases. See the section “How Sales Charges Are Calculated” within the section “Fund Services.” Investors who were shareholders of the Predecessor Fund as of the date of the Reorganization were not subject to the initial sales charge with regard to shares received in the Reorganization and may purchase additional Class A shares of the Fund without the imposition of an initial sales charge.

2	Does not apply to reinvested dividend or other distributions.

3	A 1.00% contingent deferred sales charge (“CDSC”) applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. Investors who were shareholders of the Predecessor Fund as of the date of the Reorganization will not be subject to the imposition of a CDSC. See the section “How Sales Charges Are Calculated” within the section “Fund Services.”

4	The Adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, such as litigation and indemnification expenses, to 0.94% and 1.70% of the Fund’s average daily net assets for Classes A and C shares, respectively. This undertaking is in effect through April 30, 2010 and may be terminated only with the consent of the Fund’s Board of Trustees; however, the Board of Trustees does not intend to terminate this undertaking. The Fund’s Adviser will be permitted to recover, on a class by class basis, management fees reduced and/or expenses it has borne through the undertakings described in this footnote to the extent that a class’ expenses in later periods fall below the annual rates set forth in the relevant undertaking. The Adviser may not recover any such reduced fees and expenses with respect to a class more than one year after the end of the fiscal year in which the fee/expense was deferred. Without this undertaking, expenses would be higher.

5	“Other expenses” are based on the expense arrangements that have been in place following the Reorganization and include administrative services fees.

6	Assumes redemption at end of period.

7	Assumes no redemption at end of period.

*	Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers or $20.50 for overnight delivery. These fees are subject to change.

**	Because of the higher service and distribution (12b-1) fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the Financial Industry Regulatory Authority.

***	The examples are based on the Net Expenses for the first year illustrated in the example and on the Total Annual Fund Operating Expenses for the remaining years.

A “snapshot” of the Fund’s investments may be found in its annual and semiannual reports. In addition, a list of the Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund’s website at www.funds.natixis.com (click on “Fund Information” and then “Portfolio Holdings”). These holdings will remain accessible on the website until the Fund files its respective Form N-CSR or Form N-Q with the Securities and Exchange Commission (“SEC”) for the period that includes the date of the information.

Gateway Fund	6	Prospectus – May 1, 2009

More About Risk

The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are described in the Fund summary under “Principal Investment Risks.” The following is a list of non-principal risks to which the Fund may be subject because of its investment in various types of securities or engagement in various practices.

Information Risk

The risk that key information about a security is inaccurate or unavailable.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity may also cause the value of investments to decline. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, at certain times, the market for money market and similar instruments may become illiquid.

Opportunity Risk

The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Valuation Risk

The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid.

Percentage Investment Limitations. Except as set forth in the Statement of Additional Information (“SAI”), the percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Management Team

Meet the Fund’s Investment Adviser

The Natixis Funds family (as defined below) currently includes 23 mutual funds. The Natixis Funds family had combined assets of $21.4 billion as of December 31, 2008. Natixis Funds are distributed through Natixis Distributors, L.P. (the “Distributor”). This Prospectus covers the Gateway Fund (the “Fund”), which, along with the Natixis Equity Funds, Natixis Income Funds, Natixis Income Diversified Portfolio, Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Research Fund, Loomis Sayles Value Fund, Loomis Sayles Strategic Income Fund, Natixis Cash Management Trust — Money Market Series (the “Money Market Fund”), ASG Global Alternatives Fund, Delafield Select Fund and Vaughan Nelson Value Opportunity Fund constitute the “Natixis Funds.”

Adviser

Gateway Investment Advisers, LLC, located at Rookwood Tower, Suite 600, 3805 Edwards Road, Cincinnati, Ohio 45209, serves as investment adviser to the Fund. Gateway had over $7 billion in assets under management at December 31, 2008. Gateway is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis, an investment banking and financial services firm; the Caisse Nationale des Caisses d’Epargne, a financial institution owned by French regional

Gateway Fund	7	Prospectus – May 1, 2009

MANAGEMENT TEAM

savings banks known as the Caisse d’Epargne; and Banque Fédérale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banques Populaires. Natixis US has 15 principal subsidiary or affiliated asset management firms that collectively had over $214 billion in assets under management at December 31, 2008.

The aggregate advisory fee paid by the Fund during the fiscal year ended December 31, 2008, as a percentage of the Fund’s average daily net assets was 0.64% (after reduction).

A discussion of the factors considered by the Fund’s Board of Trustees in approving the Fund’s investment advisory contract is available in the Fund’s semi-annual report for the period ended June 30, 2008.

Portfolio Trades

In placing portfolio trades, the Adviser may use brokerage firms that market the Fund’s shares or are affiliated with Natixis US and the Adviser. In placing trades, the Adviser will seek to obtain the best combination of price and execution, which involves a number of subjective factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, the Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Advisors or its affiliates (“Central Funds”). The Central Funds currently include the Money Market Fund and Daily Income Fund. Daily Income Fund is advised by Reich & Tang Asset Management, LLC (“Reich & Tang”) and the Money Market Fund is advised by Natixis Advisors and subadvised by Reich & Tang. Because Natixis Advisors and Reich & Tang are each subsidiaries of Natixis US, the Funds and the Central Funds may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Fund may also make investments in related investment companies to the extent permitted by SEC regulation.

Pursuant to such exemptive relief, the Fund may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility (the “Credit Facility”). In addition to the Fund and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis, Sayles & Company, L.P., AEW Capital Management, L.P., AlphaSimplex Group, LLC, BlackRock Investment Management, LLC (“BlackRock”), Harris Associates L.P., Hansberger Global Investors, Inc. and Vaughan Nelson Investment Management, L.P. Each of these advisers and subadvisers (except for BlackRock) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Fund and other funds are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Central Funds will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Fund may engage in the transactions described above without further notice to shareholders.

Meet the Fund’s Portfolio Managers

J. Patrick Rogers, CFA — Mr. Rogers joined Gateway Investment Advisers, Inc., general partner of Gateway Investment Advisers, L.P., the predecessor to the Adviser (the “Predecessor Adviser”), in 1989 and has been its chief executive officer since 2006, its president and a member of its board of directors since 1995, and its chief investment officer from 1995 through 2005. He has been the co-portfolio manager for the Fund since December 2006. Mr. Rogers was previously portfolio manager from 1997 to December 2006 and prior to that co-portfolio manager from 1994. Mr. Rogers received a BBA from the University of Notre Dame in 1986 and an MBA from Xavier University in 1994. Mr. Rogers was the president of The Gateway Trust, the predecessor to the current Gateway Trust (the “Predecessor Trust”), from January 1997 and a trustee of the Predecessor Trust from December 1998.

Gateway Fund	8	Prospectus – May 1, 2009

MANAGEMENT TEAM

Paul R. Stewart, CFA — Mr. Stewart joined the Predecessor Adviser in 1995. He served as treasurer of the Predecessor Trust through 1999 and as chief financial officer of the Predecessor Adviser through 2003. He became a senior vice president of the Predecessor Adviser and began working in the area of portfolio management in 2000. Mr. Stewart was appointed chief investment officer of the Predecessor Adviser in January 2006. He served as co-portfolio manager of the Fund since December 2006. Mr. Stewart received a BBA from Ohio University in 1988.

Michael T. Buckius, CFA — Mr. Buckius joined the Predecessor Adviser in 1999 and holds the positions of senior vice president and portfolio manager. He has been a co-portfolio manager of the Fund since June 2008 and serves as co-portfolio manager of three funds sub-advised by the Adviser. Mr. Buckius holds a B.A. and M.B.A. in Finance from Loyola College in Baltimore.

Please see the Fund’s Statement of Additional Information (“SAI”) for information on portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Fund Services

Investing in the Fund

Choosing a Share Class

The Fund offers Class A and Class C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

•	You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section “How Sales Charges Are Calculated.”

•

You pay lower annual expenses than Class C shares, giving you the potential for higher returns per share. However, where front-end sales charges are applicable, returns are earned on a smaller amount of your investment.

•	You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within one year of purchase.

•

If you were a shareholder of the Predecessor Fund as of the date of the Reorganization, you are eligible to purchase additional Class A shares without a sales charge or a contingent deferred sales charge (“CDSC”), provided you have held fund shares in your existing account since that date.

Due to operational limitations at your financial intermediary, a sales charge or CDSC may be assessed unless you inform the financial intermediary at the time you make any additional purchase that you were a shareholder of the Predecessor Fund and are eligible to purchase Class A shares without a sales charge or CDSC. Notwithstanding the foregoing, former shareholders of the Predecessor Fund may not be eligible to purchase shares at NAV through a financial intermediary if the nature of your relationship with, and/or the services you receive from, the financial intermediary changes. Please consult your financial representative for further details.

Class C Shares

•	You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.

•	You pay higher annual expenses than Class A shares.

•	You may pay a sales charge on redemptions if you sell your shares within one year of purchase.

•	Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than eight years, you will pay higher expenses than shareholders of other classes.

Gateway Fund	9	Prospectus – May 1, 2009

FUND SERVICES

•

Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.

For information about the Fund’s expenses, see the section “Fund Fees & Expenses” in this Prospectus.

Certificates

Certificates will not be issued for any class of shares.

How Sales Charges are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”) which varies depending upon the size of your purchase:

Class A Sales Charges**

Your Investment	As a % of offering price	As a % of your investment
Less than $ 50,000	5.75%	6.10%
$ 50,000 – $ 99,999	4.50%	4.71%
$ 100,000 – $249,999	3.50%	3.63%
$ 250,000 – $499,999	2.50%	2.56%
$ 500,000 – $999,999	2.00%	2.04%
$ 1,000,000 or more*	0.00%	0.00%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

*	For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section “How the CDSC is Applied to Your Shares.”

**	Not imposed on shares that are purchased with reinvested dividends or other distributions.

Investors who were Predecessor Fund shareholders as of the date of the Reorganization may purchase additional Class A shares of the Fund for their accounts existing as of the date of the Reorganization without the imposition of an initial sales charge or a CDSC.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper “breakpoint” discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints of the Fund. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members’ and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Fund’s website at www.funds.natixis.com (click on “sales charges” at the bottom of the home page) or in the Fund’s SAI.

Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:

•

Letter of Intent — By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $100,000 or more within 13 months. Purchases of Class C shares may be used toward meeting the letter of intent.

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FUND SERVICES

•

Cumulative Purchase Discount — You may be entitled to a reduced sales charge if your “total investment” reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in the Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in the Fund.

•	Combining Accounts — This allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.

Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. Savings Incentive Match Plan for Employees (“SIMPLE IRA”) contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.

The above-listed ways to reduce front-end sales charges may not apply to the Money Market Fund unless shares are purchased through an exchange from another Natixis Fund.

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;

•

Fund trustees, former trustees, employees of affiliates of Natixis Funds and other individuals who are affiliated with any Natixis Fund (including the Money Market Fund) (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

•	Participants in certain retirement plans with at least $1 million or more in total plan assets or with 100 eligible employees;

•	Non-discretionary and non-retirement accounts of bank trust departments or trust companies, but only if they principally engage in banking or trust activities;

•	Clients of an adviser or subadviser to any Natixis Fund (including the Money Market Fund) with investments of $25,000 or more in the Natixis Funds; and

•	Clients of Natixis Advisors that invest in a Natixis Fund that does not offer Class Y shares; and

•	Investors who were Predecessor Fund shareholders as of the date of the Reorganization.

In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the Fund of your eligibility at the time of purchase.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Fund to repurchase Class A shares of any Natixis Fund without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

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FUND SERVICES

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption if the Fund is notified in writing at the time of the repurchase.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.

Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund (except the Money Market Fund).

Class C Contingent Deferred Sales Charges

Year Since Purchase	CDSC on Shares Being Sold
1st	1.00%
Thereafter	0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.

How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The CDSC:

•	is calculated based on the number of shares you are selling;

•	is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

•	is deducted from the proceeds of the redemption unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and

•	applies to redemptions made through the date of their acquisition for years one through six, as applicable.

A CDSC will not be charged on:

•	increases in net asset value above the purchase price; or

•	shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Fund

If you exchange Class C shares of the Fund into shares of the Money Market Fund, the holding period for purposes of determining the CDSC for Class C shares stops until you exchange back into shares of another Natixis Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Compensation to Securities Dealers

As part of its business strategies, the Fund pays securities dealers and other financial institutions (collectively, “dealers”) that sell its shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges, some or all of which may be paid to dealers, are discussed in the section “How Sales Charges Are

Gateway Fund	12	Prospectus – May 1, 2009

FUND SERVICES

Calculated” and dealer commissions as a percentage of offering price is disclosed in the Fund’s SAI. The Fund’s Class A and Class C shares pay an annual service fee of 0.25% of its average daily net assets. Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis, but may be paid on other schedules. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees and service fees are paid out of the Fund’s assets on an ongoing basis, over time these fees for Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge and service fees on Class A shares.

The Distributor, the Fund’s adviser and their affiliates may, out of their own resources, which generally come directly or indirectly from fees paid by the Fund, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Fund, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Additionally, these payments may result in certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to what monies it receives from mutual fund advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

It’s Easy to Open an Account

To Open an Account with Natixis Funds:

1.	Read this Prospectus carefully. The Fund is generally available for purchase in the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Fund will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.	Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
For 403(b)(7) plans under Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$0	$0

The Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the Natixis Funds’ prototype document.

Gateway Fund	13	Prospectus – May 1, 2009

FUND SERVICES

The Distributor, at its sole discretion, may waive the minimum investment for new accounts being established into existing Corporate Retirement Plans and existing SEP-IRA, SARSEP and Keogh Plans using the Natixis Funds’ prototype document.

The Fund is not available to new Savings Incentive Match Plan for Employees (“SIMPLE IRAs”).

3.	Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or Natixis Funds at 800-225-5478. For more information on Natixis Funds’ investment programs, refer to the section “Additional Investor Services” in this Prospectus.

4.	Use the sections of this Prospectus that follow as your guide for purchasing shares.

Minimum Balance Policy

The Fund, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances for this purpose and the deduction of the fee generally occur during September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Fund positions opened after June 30th of the calendar year in which the fee is assessed. Certain accounts using a Natixis Funds’ prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts) and accounts associated with defined contribution plans, are excepted from the minimum balance fee.

In its discretion, the Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. The valuation of account balances for this purpose and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year. Certain accounts, such as accounts associated with wrap-fee programs or defined contribution plans are excepted from the liquidation. The determination of whether to deduct the minimum balance fee or close an account is made at the discretion of the Fund.

It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation may be liquidated rather than assessed a fee if the account balance falls below such minimum and that directly registered accounts may be assessed a fee rather than be liquidated.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

Natixis Funds Personal Access Line®

800-225-5478, press 1

Natixis Funds Website

www.funds.natixis.com

You have access to your account 24 hours a day by calling the Personal Access Line® from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

•	purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

•	review your account balance, recent transactions, Fund prices and recent performance;

•	order duplicate account statements; and

•	obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

Gateway Fund	14	Prospectus – May 1, 2009

FUND SERVICES

Buying Shares

Except to the extent otherwise permitted by the Distributor, the Fund will only accept investments from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

	Opening an Account	Adding to an Account

Through Your Investment Dealer	• Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of Fund shares.

By Mail

•         Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party, “starter” and credit card convenience checks will not be accepted.

•         Mail the check with your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579.

•         Shares purchased by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”

•         Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party, “starter” and credit card convenience checks will not be accepted.

•         Complete the investment slip from an account statement or include a letter specifying the Fund name, class of shares, account number and the registered account name(s).

•         Shares purchased by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”

By Exchange (See the section “Exchanging Shares” for more details.)	• Call your investment dealer or Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to 1) obtain a current prospectus for the Fund into which you are exchanging and 2) request an exchange.	• Call your investment dealer or Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to request an exchange.

By Wire	• Opening an account by wire is not available.

•         Visit www.funds.natixis.com to add shares to your account by wire. Instruct your bank to transfer funds to State Street Bank & Trust Company, ABA #011000028, and DDA #99011538.

•         Specify the Fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you for such a transfer.

Through Automated Clearing House (“ACH”)	• Although you cannot open an account through ACH, you may add this feature by selecting it on your account application. • Ask your bank or credit union whether it is a member of the ACH system.

•         Call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to add shares to your account through ACH.

•         If you have not signed up for the ACH system, please call Natixis Funds or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required.

•         Shares purchased through ACH may not be available immediately for redemption. See the section “Selling Restrictions.”

Automatic Investing Through Investment Builder

•         Although you cannot open an account through Investment Builder, you may add this feature by selecting it on your account application. Ask your bank or credit union whether it is a member of the ACH system.

•         If you have not signed up for Investment Builder, please call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required.

•         See the section “Additional Investor Services.”

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FUND SERVICES

Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. Investments made by check, through ACH or investment builder may not be available immediately for redemption. See the section “Restrictions on Buying, Selling and Exchanging Shares.”

Through Your Investment Dealer	• Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of Fund shares.

By Mail

•         Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section “Selling Shares in Writing.”

•         The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.

•         Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas City, MO 64105-1514.

•         Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order, although it may take longer. See the section “Selling Restrictions.”

By Exchange (See the section “Exchanging Shares” for more details.)

•         Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or visit www.funds.natixis.com.

•         Call Natixis Funds or by visiting www.funds.natixis.com to request an exchange.

By Wire

•         Complete the “Bank Information” section on your account application.

•         Call Natixis Funds at 800-225-5478, visit www.funds.natixis.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

•         Proceeds (less any applicable CDSC) will generally be wired on the next business day, although it may take longer. See the section “Selling Restrictions”. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

•         Ask your bank or credit union whether it is a member of the ACH system.

•         Complete the “Bank Information” section on your account application.

•         If you have not signed up for the ACH system on your application, please call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required.

•         Call Natixis Funds or visit www.funds.natixis.com to request an ACH redemption.

•         Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days, although it may take longer. See the section “Selling Restrictions.”

By Telephone

•         Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds (less any applicable CDSC) by mail, by wire or through ACH (see above), subject to certain restrictions. See the section “Selling Restrictions.”

By Systematic Withdrawal Plan (See the section “Additional Investor Services” for more details.)

•         Call Natixis Funds at 800-225-5478 or your financial representative for more information.

•         Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

Gateway Fund	16	Prospectus – May 1, 2009

FUND SERVICES

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:

•	your address of record or bank account information has been changed within the past 30 days;

•	you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

•	a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

•	the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Fund will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:

•	a financial representative or securities dealer;

•	a federal savings bank, cooperative, or other type of bank;

•	a savings and loan or other thrift institution;

•	a credit union; or

•	a securities exchange or clearing agency.

In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another Natixis Fund or Loomis Sayles Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections “Buying Shares” and “Selling Shares”) subject to certain restrictions noted below. In addition, shareholders who were shareholders of the Predecessor Fund as of the date of the Reorganization and (1) whose account value is $100,000 or more or (2) whose account otherwise meets the eligibility requirements for Class Y may exchange their Class A shares for Class Y shares of the Fund. Such an exchange of Class A for Class Y shares of the Fund by a former shareholder of the Predecessor Fund generally should not be a taxable event for U.S. federal income tax purposes. For exchanges into the Money Market Fund, the holding period for determining the CDSC and conversion into Class A shares, if applicable, for Class C Shares will stop and will resume only when an exchange into an applicable fund occurs. The exchange must be for at least the minimum to open an account (or the total net asset value of your account, whichever is less), or, once the fund minimum is met, exchanges under the Automatic Exchange Plan must be made for at least $100 (see the section “Additional Investor Services”). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares.

Accounts participating in wrap fee programs or held through a Registered Investment Adviser may exchange Class A shares of a fund for Class Y shares of the same fund. In order to exchange shares, a representative of the wrap fee program or Registered Investment Adviser must follow the procedures set forth by the Distributor. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

Gateway Fund	17	Prospectus – May 1, 2009

FUND SERVICES

Due to operational limitations at your financial intermediary your ability to exchange Class A shares of a fund for Class Y shares of the same fund may be limited. Please consult your financial representative for more information.

Restrictions on Buying, Selling and Exchanging Shares

The Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in the Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. The Board of Trustees has adopted the following policies to address and discourage such trading.

The Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described above under “Selling Shares.”

Limits on Frequent Trading. Without limiting the right of the Fund and the Distributor to reject any purchase or exchange order, the Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of “market timers.” An account may be deemed to be one of a market timer if it makes two “round trips” in the Fund over a 90-day interval, as determined by the Fund. A “round trip” is a purchase (including a purchase by exchange) into the Fund followed by a redemption (including a redemption by exchange) of any amount out of the Fund. The above limits are applicable whether you hold shares directly with the Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Fund and the Distributor may consider to be “market timing.”

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. The Fund may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Fund’s own restrictions if the Fund determines, in its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Fund or the Distributor. The Fund and Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making

Gateway Fund	18	Prospectus – May 1, 2009

FUND SERVICES

such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity.

Accounts Held by Financial Intermediaries. The ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is more limited in those instances in which the financial intermediary maintains the record of a Fund’s underlying beneficial owners. In general, the Fund and the Distributor will review trading activity at the omnibus account level. If the Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in market timing or other excessive, short-term trading activity. If the Fund believes that a shareholder has engaged in market timing or other excessive, short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder which engaged in such trading, although it may be unable to do so. The Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Purchase Restrictions

The Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Fund may not be able to open your account if the requested information is not provided. The Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

Selling Restrictions

The table below describes restrictions placed on selling shares of the Fund. Please see the SAI for additional information regarding redemption payment policies:

Restriction	Situation

The Fund may suspend the right of redemption or postpone pa`yment for more than 7 days:

•         When the New York Stock Exchange (the “NYSE”) is closed (other than a weekend/holiday) as permitted by the SEC.

•         During an emergency as permitted by the SEC.

•         During any other period permitted by the SEC.

The Fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of a dispute between registered owners or death of a registered owner. • With suspicion/evidence of a fraudulent act.

The Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for the Fund to make cash payments as determined in the sole discretion of the adviser or subadviser.

The Fund may withhold redemption proceeds for 10 days from the purchase date:	• When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.

Although most redemptions are made in cash, as described in the SAI, the Fund reserves the right to redeem shares in kind. If a shareholder receives a distribution in kind, the shareholder will bear the market risk associated with the distributed securities and may incur brokerage or other charges in converting the securities to cash.

Gateway Fund	19	Prospectus – May 1, 2009

FUND SERVICES

How Fund Shares Are Priced

“Net asset value” is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of Fund shares is determined pursuant to policies and procedures approved by the Board of Trustees, as summarized below:

•

A share’s net asset value is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value and Public Offering Price” in the SAI for more details.

•

The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received by the transfer agent “in good order.”[1]

•

Requests received by the Fund after the NYSE closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order by 4:00 p.m. Eastern time, the shareholder will receive that day’s net asset value. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its net asset value (normally 4:00 p.m. Eastern time) are processed at the net asset value determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the net asset value next determined after your investment dealer submits the order to the Fund.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections “Buying Shares” and “Selling Shares.”

Generally, Fund securities are valued as follows:

•	Equity securities — last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price.

•

Debt securities (other than short-term obligations) — based upon evaluated prices furnished to the Fund by an independent pricing service, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

•	Short-term obligations (purchased with an original or remaining maturity of 60 days or less) — amortized cost (which approximates market value).

•

Options — The Fund generally values index options at the average of the closing bid and asked quotations. Under normal market conditions, the Fund will generally consider the value of index options determined at the close of trading on the Chicago Board Options Exchange (the “CBOE”) (normally 4:15 p.m., Eastern time) to be the value at the close of the NYSE (normally 4:00 p.m., Eastern time). However, if under the Fund’s valuation procedures a significant change in the value of the S&P 500 contracts is considered to have occurred between the close of the NYSE and the close of the CBOE, the Fund will consider the closing price on the CBOE to not reflect the value of the index options at the close of the NYSE. In such circumstances the index options will be fair valued by or pursuant to procedures approved by the Board of Trustees. On the last business day of the month, the Fund will fair value index options using the closing rotation values published by the CBOE.

•	All other securities — fair market value as determined by the Adviser pursuant to procedures approved by the Board of Trustees.

1	Please see the section “Buying Shares”, which provides additional information regarding who can receive a purchase order.

Gateway Fund	20	Prospectus – May 1, 2009

FUND SERVICES

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that the Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Dividends and Distributions

The Fund generally distributes most or all of its net investment income (other than capital gains) in the form of dividends. The Fund expects to distribute dividends quarterly. The Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

•

Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section “Additional Investor Services.”

•

Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund.

•	Receive all distributions in cash.

For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year’s distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service (“IRS”). Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any foreign, state or local tax consequences.

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify each year for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains that are timely distributed to shareholders.

Taxation of Distributions from the Fund. For federal income tax purposes, distributions of investment income generally are taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments the Fund owned for more than one year over net short-term capital losses and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions attributable to the excess of net short-term capital gains from the sale of investments that the Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

Gateway Fund	21	Prospectus – May 1, 2009

FUND SERVICES

For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed income securities, derivatives and REITs generally is not eligible for treatment as qualified dividend income.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets.

Dividends and distributions declared by the Fund in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received.

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized or realized but not distributed. Fund distributions are taxable whether shareholders receive them in cash or in additional shares.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable.

Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of the Fund’s shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and will generally result in recognition of gain or loss. Gain or loss, if any, recognized on a redemption, sale, exchange or other disposition of the Fund’s shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder’s hands and if the shareholder held the shares for more than one year.

Taxation of Certain Fund Investments. The Fund’s investments in certain debt obligations, derivatives or REITs may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. Thus, the Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. The Fund will advise shareholders annually of the proportion of the Fund’s dividends that are derived from such interest.

Backup Withholding. The Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder if the shareholder does not furnish the Fund certain information and certifications or the shareholder is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010.

Please see the SAI for additional information on the federal income tax consequences of an investment in the Fund.

You should consult your tax adviser for more information on your own situation, including possible federal, state, local, foreign or other applicable taxes.

Additional Investor Services

Retirement Plans

Natixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, 403(b) plans and other pension and profit sharing plans. Refer to the section “It’s Easy to Open an Account” for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is Natixis Funds’ automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section “Buying Shares.”

Gateway Fund	22	Prospectus – May 1, 2009

FUND SERVICES

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund or the Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund’s net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Natixis Fund or the Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

Natixis Funds have an automatic exchange plan under which shares of a class of a Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund or the Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section “Exchanging Shares” above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemptions of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section “Selling Shares.”

Natixis Funds Personal Access Line®

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line® to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

Natixis Funds Web Site

Visit us at www.funds.natixis.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Gateway Fund	23	Prospectus – May 1, 2009

Financial Performance

The financial highlights table is intended to help you understand the Fund’s financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information shown for periods prior to February 15, 2008 for Class A shares is that of the Predecessor Fund, which reorganized into the Fund in February 2008. The information shown below for periods prior to January 1, 2008 was audited by Ernst & Young LLP, the Predecessor Fund’s independent registered public accounting firm. The information shown for periods after December 31, 2007 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s December 31, 2008 annual report. The annual report is incorporated by reference into the SAI, which is available free of charge upon request from the Distributor.

Gateway Fund	24	Prospectus – May 1, 2009

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FINANCIAL PERFORMANCE

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions	Net asset value, end of the period
Class A*
12/31/2008	$28.64	$0.55	$(4.49)	$(3.94)	$(0.53)	$(0.53)	$24.17
12/31/2007	27.04	0.53	1.61	2.14	(0.54)	(0.54)	28.64
12/31/2006	25.00	0.48	2.04	2.52	(0.48)	(0.48)	27.04
12/31/2005	24.31	0.44	0.70	1.14	(0.45)	(0.45)	25.00
12/31/2004	23.00	0.29	1.31	1.60	(0.29)	(0.29)	24.31
Class C**
12/31/2008	27.76	0.35	(3.57)	(3.22)	(0.43)	(0.43)	24.11

Gateway Fund	26	Prospectus – May 1, 2009

FINANCIAL PERFORMANCE

		Ratios to Average Net Assets:
Total return(%)(b),(c)	Net assets, end of the period (000’s)	Net expenses(%)(d),(e)	Gross expenses(%)(e)	Net investment income (loss)(%)(e)	Portfolio turnover rate(%)
(13.9)	$3,142,574	0.94	1.03	2.05	38
7.9	4,278,699	0.94	0.94	1.91	5
10.1	3,329,940	0.95	0.95	1.92	9
4.7	2,707,643	0.95	0.95	1.87	15
7.0	2,103,935	0.97	0.97	1.42	71
(11.7)	173,869	1.70	1.83	1.57	38

*	As of the close of business on February 15, 2008, the Fund acquired the assets and liabilities of the Predecessor Fund in exchange for Class A shares of the Fund pursuant to a plan of reorganization. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund and therefore information for the periods prior to and including February 15, 2008 relates to the Predecessor Fund.

**	From commencement of Class operations on February 19, 2008 through December 31, 2008.

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

(b)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.

(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

(d)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(e)	Computed on an annualized basis for periods less than one year, if applicable.

Gateway Fund	27	Prospectus – May 1, 2009

Glossary of Terms

Capital gain distributions — Payments to a fund’s shareholders of net profits earned from selling securities in a fund’s portfolio. Capital gain distributions are usually paid once a year.

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield — The current or estimated annual dividend divided by the market price per share of a security.

Income distributions — Payments to a fund’s shareholders resulting from the net interest or dividend income earned by a fund’s portfolio.

Interest rate — Rate of interest charged for the use of money, usually expressed at an annual rate.

Maturity — The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets — A fund’s assets minus its liabilities. With respect to the funds that have a policy to invest 80% of their net assets in particular kinds of securities, “net assets” as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share — The market value of one share of a fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a fund’s total net assets by the number of shares outstanding.

Total return — The change in value of an investment in a fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a fund.

Volatility — The general variability of a fund’s value resulting from price fluctuations of its investments. In most cases, the more diversified a fund is, the less volatile it will be.

Yield — The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Gateway Fund	28	Prospectus – May 1, 2009

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If you would like more information about the Fund, the following documents are available free upon request:

Annual and Semiannual Reports—Provide additional information about the Fund’s investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)—Provides more detailed information about the Fund and its investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

To order a free copy of the Fund’s annual or semiannual report or its SAI, to request other information about the Fund and to make shareholder inquiries generally, contact your financial representative, visit the Fund website at www.funds.natixis.com or call the Fund at 800-225-5478.

Important Notice Regarding Delivery of Shareholder Documents:

In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Fund, including its reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Fund’s reports and SAI are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Portfolio Holdings—A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Natixis Distributors, L.P. (“Natixis Distributors”), and other firms selling shares of Natixis Funds are members of the Financial Industry Regulatory Authority (“FINRA”). As a service to investors, FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting FINRA at 1-800-289-9999 or by visiting its Web site at www.FINRA.org.

Natixis Distributors distributes the Natixis Funds, Loomis Sayles Funds, Hansberger International Series and Delafield Fund, Inc. If you have a complaint concerning Natixis Distributors or any of its registered representatives or associated persons, please direct it to Natixis Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street, Boston, MA 02116 or call us at 617-449-2828.

Investment Company Act File No. 811-22099	XGF51-0509

AEW Real Estate Fund

AEW Capital Management, L.P.

CGM Advisor Targeted Equity Fund

Capital Growth Management Limited Partnership

Delafield Select Fund

Delafield Asset Management, a division of Reich & Tang Asset Management, LLC

Gateway Fund

Gateway Investment Advisers, LLC

Hansberger International Fund

Hansberger Global Investors, Inc.

Harris Associates Large Cap Value Fund

Harris Associates L.P.

Natixis U.S. Diversified Portfolio

BlackRock Investment Management, LLC

Harris Associates L.P.

Loomis, Sayles & Company, L.P.

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Investment Management, L.P.

Vaughan Nelson Value Opportunity Fund

Vaughan Nelson Investment Management, L.P.

The Securities and Exchange Commission has not approved or disapproved any Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call Natixis Funds.

If you have any questions about any of the terms used in this Prospectus, please refer to the “Glossary of Terms.”

To learn more about the possible risks of investing in the Funds, please refer to the section “More About Risk.” This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Natixis Equity Funds	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

AEW Real Estate Fund

Adviser:	AEW Capital Management, L.P. (“AEW”)

Manager:	Matthew A. Troxell

Ticker Symbol:	Class Y
NRFYX

Investment Goal

The Fund seeks to provide investors with above-average income and long-term growth of capital. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities of real estate investment trusts (“REITs”) and/or real estate-related companies. In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Fund will notify shareholders prior to any change to such policy taking effect. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.

AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, AEW draws upon the combined expertise of its securities, real estate and research professionals.

When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:

Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund’s investment universe. This model is designed to estimate what an issuer’s anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund’s investment universe.

Price: AEW examines the historic pricing of each company in the Fund’s universe of potential investments. Those stocks that have underperformed in price, either in absolute terms or relative to the Fund’s investment universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.

Natixis Equity Funds	1	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. Dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as AEW deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. The Fund does not represent a complete investment program. The Fund’s net asset value may fluctuate substantially over time. You may lose money by investing in the Fund.

Equity securities risk: Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to the risks of investing in equity securities generally. This means that you may lose money on your investment due to sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

REITs risk: Because the Fund concentrates its investments in the real estate industry, the Fund’s performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-cap companies risk: Companies in the real estate industry, including REITs, in which the Fund may invest may have relatively small market capitalizations. Small-cap companies and REITs, which AEW considers to be those with market capitalizations of $1 billion or less, tend to have more limited markets and resources than companies with larger market capitalizations. Consequently, share prices of small-cap companies and REITs can be more volatile than, and perform differently from, larger company stocks. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small-cap companies.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and since class inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Natixis Equity Funds	2	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

The bar chart shows the Fund’s total returns for Class Y shares for each calendar year since its first full year of operations.

The Fund’s Class Y shares total return year-to-date as of March 31, 2009 was -31.81%.

The table below shows how the Fund’s average annual total returns (before and after taxes) for the one-year, five-year and since inception periods compare to those of the MSCI US REIT Index, an unmanaged index of the most actively traded REITs, designed to measure real estate equity performance. You may not invest directly in an index. The Fund’s total returns reflect the expenses of the Fund’s Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The MSCI US REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2008)	Past 1 Year	Past 5 Years	Since Fund Inception (09/01/00)
AEW Real Estate Fund Class Y – Return Before Taxes	-36.96%	1.39%	7.79%
Return After Taxes on Distributions*	-37.67%	-0.34%	5.79%
Return After Taxes on Distributions & Sales of Fund Shares*	-23.24%	1.41%	6.38%
MSCI US REIT Index**	-37.97%	0.67%	7.09%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
**	The returns of the of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

Natixis Equity Funds	3	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

CGM Advisor Targeted Equity Fund

Adviser:	Capital Growth Management Limited Partnership (“CGM”)

Manager:	G. Kenneth Heebner

Ticker Symbol:	Class Y
NEGYX

Investment Goal

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity investments. In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will generally invest in a focused portfolio of common stocks of large capitalization companies that CGM expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors, such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies.

In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

•	Well-established, with records of above-average growth

•	Promise of maintaining their leadership positions in their respective industries

•	Likely to benefit from internal revitalization or innovations, changes in consumer demand or basic economic forces

Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:

•	It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.

•

CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

•	CGM’s ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.

•	CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.

The Fund may also:

•	Invest a significant portion of its assets in a single industry sector.

•	Invest in foreign securities, including those in emerging markets.

•	Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”).

•	Invest in REITs.

Natixis Equity Funds	4	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

•

Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s returns, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. Dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as CGM deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. The Fund does not represent a complete investment program. The Fund’s net asset value may fluctuate substantially over time. You may lose money by investing in the Fund.

Emerging markets risk: The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Growth stocks may underperform value stocks during any given period. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Focused investment risk: Because the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.

Foreign securities risk: The risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment.

Investments in other investment companies risk: The Fund will indirectly bear the management service and other fees of the other investment company in addition to its own expenses.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Natixis Equity Funds	5	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

REITs risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and since class inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund’s total returns for Class Y shares for each calendar year since its first full year of operations.

The table below shows how the Fund’s average annual total returns (before and after taxes) for the one-year, five-year and since inception periods compare to those of the Standard and Poor’s 500 Index (“S&P 500 Index”), an unmanaged index of U.S. common stocks. You may not invest directly in an index. The Fund’s total returns reflect the expenses of the Fund’s Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2008)	Past 1 Year	Past 5 Years	Since Class Inception (6/30/99)
CGM Advisor Targeted Equity Fund Class Y – Return Before Taxes	-38.28%	3.29%	0.70%
Return After Taxes on Distributions*	-39.08%	2.38%	-0.68%
Return After Taxes on Distributions & Sales of Fund Shares*	-24.41%	2.72%	0.07%
S&P 500 Index**	-37.00%	-2.19%	-2.66%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Natixis Equity Funds	6	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

**	The returns of the index do not reflect a deduction for fees, expenses or taxes. The returns of the index are calculated from July 1, 1999.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

Natixis Equity Funds	7	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Delafield Select Fund

Adviser:	Reich & Tang Asset Management, LLC (“Reich & Tang”)

Managers:	J. Dennis Delafield, Charles W. Neuhauser, Vincent Sellecchia and Donald Wang

Ticker Symbol:	Class Y
DESYX

Investment Goal

The Fund’s primary investment goal is to achieve long-term capital appreciation by investing in a focused group of common stocks issued primarily by small and mid-sized U.S. companies. Current income is a secondary objective. The Fund’s investment goal is non-fundamental, which means that it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

Under normal circumstances, the Fund will invest in a focused group of 12 to 25 common stocks issued primarily by small to mid-sized U.S. companies that Reich & Tang believes represent the best equity investment opportunities identified by Reich & Tang. To a lesser extent, the Fund may invest in other securities, including obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Fund applies a “value approach” to investing, seeking to invest in common stocks that Reich & Tang believes are currently undervalued by the market or that represent special situations. When selecting securities for the Fund, Reich & Tang considers factors such as the valuation of individual securities relative to other investment alternatives, trends in corporate profits, corporate cash flow, balance sheet changes, management capability and practices and the economic and political outlook. Although the strengths of a company’s balance sheet are important to Reich & Tang’s analysis, the Fund may invest in financially troubled companies if Reich & Tang has reason to believe that the company, based on its analysis, is worth more than the market price of the shares. In addition, companies generating free cash flow (defined as earnings, depreciation and deferred income tax in excess of the need for capital expenditures and dividends) will generally be considered attractive. Investment securities may also be assessed upon their earning power, stated asset values and off-balance sheet values. Reich & Tang may dispose of a security (i) if the price of the security increases above Reich & Tang’s target price for that security, (ii) if Reich & Tang believes that other investment opportunities offer the potential for greater capital appreciation or otherwise represent a better relative value, (iii) a company’s balance sheet weakens, (iv) company management is not executing its business plan, (v) Reich & Tang believes that actual or potential deterioration in the issuer’s earning power may adversely affect the price of its securities or (vi) the economic or political outlook for a company changes.

The Fund is non-diversified under the 1940 Act, which means that the Fund is not limited under the 1940 Act to a percentage of its assets that it may invest in any one issuer. Because the Fund intends to invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

The Fund will normally not seek to realize profits by anticipating short-term market movements and, under ordinary circumstances, intends to purchase securities for long-term capital appreciation.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. Dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Reich & Tang deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

Natixis Equity Funds	8	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. The Fund does not represent a complete investment program. The Fund’s net asset value may fluctuate substantially over time. You may lose money by investing in the Fund.

Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. The Fund uses a “value approach” in selecting its investments. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

Non-diversification risk: Compared with diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a simple economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.

Small- and middle-capitalization companies risk: Investments in small- and middle-capitalization companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company securities. Investing in small-cap and mid-cap companies may involve greater risk than investing in larger companies since small- and mid-cap companies tend to be more susceptible to adverse business events or economic downturns, are less liquid and more thinly traded and are subject to greater price volatility.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The returns shown in the bar chart and table include performance for the Fund’s predecessor, the Reich & Tang Concentrated Portfolio L.P. (the “Predecessor Delafield Fund”), a Delaware limited partnership whose assets and liabilities the Fund acquired in a reorganization that occurred at the close of business on September 26, 2008 (the “Reorganization”). See “Performance Information” in the Fund’s Statement of Additional Information (“SAI”). In the Reorganization, limited partners of the Predecessor Delafield Fund received Class Y shares of the Fund. The Predecessor Delafield Fund was managed using substantially the same investment objectives, policies and restrictions as those used by the Fund. However, the Predecessor Delafield Fund was not registered as an investment company with the SEC. Therefore, it was not subject to the investment restrictions imposed by law on registered mutual funds. If the Predecessor Delafield Fund had been registered, its performance may have been adversely affected. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Natixis Equity Funds	9	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

The bar chart below shows the Fund’s total returns for Class Y shares for each of the last ten calendar years.†

The table below shows how the Fund’s average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods compare to that of the Russell 2500 Index. The Russell 2500 Index is an unmanaged index that measures the 2500 smallest companies in the Russell 3000 Index. It is a popular indicator of the performance of the small to mid-cap segment of the U.S. stock market. You may not invest directly in an index. The Fund’s total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund’s shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Russell 2500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2008)†	Past 1 Year	Past 5 Years	Past 10 Years
Delafield Select Fund Class Y – Return Before Taxes	-37.73%	-0.55%	8.61%
Return After Taxes on Distributions*	-37.74%	-0.55%	8.61%
Return After Taxes on Distributions & Sales of Fund Shares*	-24.50%	-0.47%	7.66%
Russell 2500 Index**	-36.79%	-0.98%	4.08%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
**	The returns of the index do not reflect a deduction for fees, expenses or taxes.
†	The returns shown in the bar chart and the table reflect those of the Predecessor Delafield Fund. For periods prior to the Reorganization, performance of the Predecessor Delafield Fund is calculated by including the Predecessor Delafield Fund’s total return adjusted to reflect the deduction of the estimated fees and expenses applicable to Class Y shares of the Fund at the time of the Reorganization (determined at the time of the Reorganization, and not taking into account any fee waivers or expense reimbursements), based on projected Fund asset levels for the first year of operations. Performance from September 29, 2008 forward reflects actual Class Y share performance.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

Natixis Equity Funds	10	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Gateway Fund

Adviser:	Gateway Investment Advisers, LLC (“Gateway”)

Managers:	J. Patrick Rogers, Paul R. Stewart and Michael T. Buckius

Ticker Symbol:	Class Y
GTEYX

Investment Goal

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. The Fund’s investment objective is non-fundamental, which means that it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. Writing index call options reduces the Fund’s volatility, provides a steady cash flow and is an important source of the Fund’s return, although it also reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The combination of the diversified stock portfolio, the steady cash flow from the sale of index call options and the downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. The Fund may invest in companies with small, medium or large market capitalizations. Equity securities purchased by the Fund may include U.S. exchange-listed common stocks, American Depositary Receipts (“ADRs”), which are securities issued by a U.S. bank that represent interests in foreign equity securities, and interests in REITs.

The Fund not only strives for the majority of the returns associated with equity market investments, but also returns in excess of those available from other investments comparable in volatility. Because, as described above, the Fund writes index call options and purchases index put options in addition to investing in equity securities, the Fund’s historical volatility has been closer to intermediate- to long-term fixed income investments (intermediate-term are those with approximately five-year maturities and long-term are those with maturities of ten or more years) and hybrid investments (blends of equity and short-term fixed income securities) than to equity investments. With its core investment in equities, the Fund is significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor present in both fixed income and hybrid investments, although the Fund expects to generally have lower long-term returns than a Fund consisting solely of equity securities. The Fund intends that its index option-based risk management strategy will reduce the volatility inherent in equities while sacrificing less of the higher equity returns than hybrid investments. Thus, the Fund seeks to provide an efficient trade-off between risk and reward where risk is characterized by volatility or fluctuations in value over time.

The Fund’s investment strategies are described in more detail below:

•

The Fund invests in a diversified stock portfolio, generally consisting of approximately 200 to 400 stocks, designed to support the Fund’s index option-based risk management strategy as efficiently as possible while seeking to enhance the Fund’s total return. Gateway uses a multi-factor quantitative model to construct the stock portfolio. The model evaluates approximately 9,000 equity securities to construct a portfolio of US-exchange-traded equities that meets criteria and constrains established by the Adviser. Generally, Gateway tries to minimize the difference between the performance of the stock portfolio and that of the index or indexes underlying the Fund’s option strategies while also

Natixis Equity Funds	11	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

considering other factors, such as predicted dividend yield. Gateway monitors this difference and the other factors, and rebalances and adjusts the stock portfolio from time to time, by purchasing and selling stocks. Gateway expects the portfolio to generally represent the broad U.S. equity market.

•

The Fund continuously writes index call options, typically on broad-based securities market indices, on the full value of its broadly diversified stock portfolio. As the seller of the index call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the Fund.

•

The Fund may buy index put options in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase in price. The Fund may not spend at any time more than 5% of its assets to purchase index put options.

•

The Fund may invest in foreign securities traded in U.S. markets (through ADRs or stocks traded in U.S. dollars). The Fund may also invest in other investment companies, including money market funds, to the extent permitted by the 1940 Act. The Fund may enter into repurchase agreements and/or hold cash and cash equivalents.

As a temporary defensive measure, the Fund may purchase U.S. government securities, certificates of deposit, commercial paper, bankers’ acceptance, and/or repurchase agreements or hold cash (U.S. Dollars, foreign currencies or multinational currency units) for temporary defensive purposes in response to adverse market, economic or political conditions, or, under normal circumstances, for purposes of liquidity. These investments may prevent the Fund from achieving its investment objective.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. The Fund does not represent a complete investment program. The Fund’s net asset value may fluctuate substantially over time. You may lose money by investing in the Fund.

Correlation risk: The effectiveness of the Fund’s index option-based risk management strategy may be reduced if the Fund’s equity portfolio does not correlate to the index underlying its option positions.

Equity securities risk: You may lose money on your investment due to unpredictable drops in the value of a security or periods of below-average performance in a given stock or the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely effect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Growth stocks may underperform value stocks during any given period. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Natixis Equity Funds	12	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Foreign securities risk: The Fund may invest in foreign securities traded in U.S. markets, including through ADRs. Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

Options risk: The value of the Fund’s positions in index options fluctuates in response to changes in the value of the underlying index. Writing index call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired. From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a market decline.

REITs risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund’s total returns for Class Y shares for each of the last ten calendar years.†

Natixis Equity Funds	13	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

The table below shows how average annual total returns for the Class Y shares of the Fund (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Standard and Poor’s 500 Index (“S&P 500 Index”) and the Barclays Capital Aggregate Bond Index (formerly known as the “Lehman Aggregate Bond Index”). The S&P 500 Index is a popular indicator of the performance of the large capitalization sectors of the U.S. stock market. The Barclays Capital Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. You cannot invest directly in an index. The total returns reflect expenses of the Fund’s Class Y shares. Total returns for Class Y shares have also been calculated to reflect returns after taxes on distributions only and returns after taxes on distributions and sales of Fund shares. The S&P 500 Index return and the Barclays Capital Aggregate Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2008)†	Past 1 Year	Past 5 Years	Past 10 Years
Gateway Fund Class Y—Return Before Taxes	-13.77%	2.79%	3.54%
Return After Taxes on Distributions*	-14.05%	2.25%	2.98%
Return After Taxes on Distributions & Sales of Fund Shares*	-8.52%	2.13%	2.80%
S&P 500 Index**	-37.00%	-2.19%	-1.38%
Barclays Capital Aggregate Bond Index**	5.24%	4.65%	5.63%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
**	The returns of each index do not reflect a deduction for fees, expenses or taxes.
†	The returns shown in the bar chart and table for periods prior to February 15, 2008 reflect the performance from the predecessor fund (the “Predecessor Fund”), an Ohio business trust whose assets and liabilities the Fund acquired in a reorganization (the “Reorganization”) that occurred as of the close of business on February 15, 2008. Shareholders of the Predecessor Fund received Class A shares of the Fund, which are offered in a separate prospectus. The Fund’s class Y shares were not outstanding prior to the Reorganization. Although the Predecessor Fund’s shares and the Fund’s Class Y shares would have had substantially similar annual returns because the shares would have been invested in the same portfolio of securities, returns for Class Y would have been different to the extent their respective expenses differ. Performance for periods after the Reorganization reflect actual Class Y performance.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

Natixis Equity Funds	14	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Hansberger International Fund

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)

Subadviser:	Hansberger Global Investors, Inc. (“Hansberger”)

Managers:	Growth Segment: Trevor Graham, Barry A. Lockhart, Patrick H. Tan and Thomas R.H. Tibbles Value Segment: Ronald Holt and Lauretta Reeves

Investment Goal

The Fund seeks long-term growth of capital. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

The Fund seeks to attain its goal by investing substantially all of its assets in equity securities. The Fund is an international mutual fund, which means that it seeks to invest a significant portion of its net assets in equity securities of companies located outside the United States. The Fund invests in small-, mid-, and large-capitalization companies and expects to invest its assets across developed and emerging markets in Eastern and Western Europe, Asia and the Americas.

The Fund may also:

•	Invest in convertible preferred stock and convertible debt securities.

•	Invest up to 35% of its assets in fixed-income securities, including government bonds as well as lower-quality debt securities.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. Dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Hansberger deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

Subject to the allocation policy adopted by the Board of Trustees, Natixis Advisors generally allocates capital invested in the Fund equally between its two segments, which are managed by Hansberger as described below. Under the allocation policy, Natixis Advisors may also allocate capital away or towards a segment from time to time.

Growth Segment: In managing this segment, Hansberger follows a flexible investment policy that allows it to select those investments it believes are best suited to achieve the Fund’s investment objective over the long-term, using a disciplined, long-term approach to international investing. The growth segment will primarily invest in the equity securities of companies organized or headquartered outside of the United States. This segment will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging market countries. In general, Hansberger seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

•	High secular growth

•	Superior profitability

•	Medium to large capitalizations, although there are no limitations on the size of the companies in which the segment may invest

In making investment decisions, Hansberger generally employs the following methods:

•	Securities are selected on the basis of fundamental company-by-company analysis.

•	In choosing equity instruments, Hansberger will typically focus on the market price of a company’s securities relative to its evaluation of the company’s long-term earnings and cash flow potential.

Natixis Equity Funds	15	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

•	In addition, a company’s valuation measures, including but not limited to price-to-earnings ratio and price-to-book ratio, will customarily be considered.

•	Hansberger seeks to control portfolio risk through top-down geographic and sector allocation.

Hansberger generally sells a security if its price target is met, the company’s fundamentals change, or if the Fund is fully invested and a better investment opportunity arises.

Value Segment: In managing this segment, Hansberger employs an intensive fundamental approach to selecting stocks. Hansberger seeks to identify stocks with a market value that is believed to be less than a company’s intrinsic value, based on its long-term potential. Hansberger’s investment approach integrates extensive research (both internal and external), proprietary valuation screens, and fundamental analysis of stocks with a long-term investment perspective. This analysis involves evaluating a company’s prospects by focusing on such factors as the quality of a company’s management, the competitive position of a company within its industry, the financial strength of the company, the quality and growth potential of its earnings, and the outlook for the company’s future based on these and other similar factors. Hansberger will also consider other factors in its analysis, including country and political risks as well as economic and market conditions.

Hansberger seeks to broaden the scope and increase the effectiveness of its fundamental analysis by searching for undervalued stocks in many countries around the world, including emerging markets. This global search provides Hansberger with more diverse opportunities and with the flexibility to shift portfolio investments, not only from company to company and industry to industry, but also from country to country, in search of undervalued stocks. Hansberger’s objective is to identify undervalued securities, to hold them for the long-term, and to achieve long-term capital growth as the marketplace realizes the value of these securities over time. Hansberger expects to typically invest in 70 to 80 stocks (for this segment), across a broad spectrum of market capitalizations. In terms of both industry representation and capitalization, the segment’s holdings may differ significantly from those of the typical international equity fund. A stock is generally sold when its share price rises above sell target and superior alternatives are found. Additionally, when selling a stock, Hansberger may take into account the issuer’s structural company and industry specific factors, changes in shareholder orientation (for example, a shift from treating all shareholders fairly to disadvantaging minority shareholders), and the company’s management.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. The Fund does not represent a complete investment program. The Fund’s net asset value may fluctuate substantially over time. You may lose money by investing in the Fund.

Currency Risk: The risk that fluctuations in the exchange rates between different currencies may negatively affect an investment.

Emerging markets risk: The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Growth stocks may underperform value stocks during any given period. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners

Natixis Equity Funds	16	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Foreign securities risk: The risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Prior to March 1, 2004, the Fund had multiple subadvisers, including the current subadviser. The performance results shown below, for the periods prior to March 1, 2004, reflect results achieved by those multiple subadvisers. The Fund’s performance might have been different had the current advisory arrangements and investment strategies been in place for all periods shown.

Because the Fund did not have Class Y shares outstanding during the periods shown, the returns shown in the bar chart and average annual total returns table below are those of the Fund’s Class A shares, which are not offered through this prospectus. The bar chart shows the Fund’s total returns for Class A shares for each of the last ten calendar years. Class Y shares would have had substantially similar returns because they were invested in the same portfolio of securities as Class A shares and would only differ to the extent the classes did not have the same expenses. The Class Y returns may be higher than the returns of Class A shares because Class A shares are subject to sales charges and higher expenses.

The table below shows how the average annual total returns for Class A shares of the Fund (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Morgan Stanley Capital International Europe Australasia and Far East Index (“MSCI EAFE Index”), an unmanaged index designed to measure developed market equity performance, excluding the United States and Canada and the Morgan Stanley Capital International All Country World Index ex USA (“MSCI ACWI ex USA”), an unmanaged index designed to measure equity market performance in developed and emerging markets,

Natixis Equity Funds	17	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

excluding the United States. The MSCI EAFE Index is the Fund’s primary benchmark. You may not invest directly in an index. The Fund’s total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund’s shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The MSCI EAFE Index and MSCI ACWI ex-USA returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2008)	Past 1 Year	Past 5 Years	Past 10 Years
Hansberger International Fund Class A – Return Before Taxes	-50.63%	-1.22%	1.85%
Return After Taxes on Distributions*	-51.05%	-2.33%	0.56%
Return After Taxes on Distributions & Sales of Fund Shares*	-32.13%	-0.73%	1.46%
MSCI EAFE Index**	-43.06%	2.10%	1.18%
MSCI ACWI ex USA**	-45.24%	3.00%	2.27%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
**	The returns of each index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

Natixis Equity Funds	18	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Harris Associates Large Cap Value Fund

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)

Subadviser:	Harris Associates L.P. (“Harris Associates”)

Managers:	Edward S. Loeb, Michael J. Mangan and Diane L. Mustain

Ticker Symbol:	Class Y
NEOYX

Investment Goal

The Fund seeks opportunities for long-term capital growth and income. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in common stock of large- and mid-capitalization companies in any industry. The Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in companies that have market capitalizations within the capitalization range of the Russell 1000 Index, a nationally recognized index of large-capitalization companies. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s true business value. By “true business value,” Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund’s investment objectives.

The Fund may also:

•

Invest in foreign securities traded in U.S. markets (through American Depositary Receipts (“ADRs”) or non-U.S. stocks traded in U.S. markets). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. Dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Harris Associates deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. The Fund does not represent a complete investment program. The Fund’s net asset value may fluctuate substantially over time. You may lose money by investing in the Fund.

Natixis Equity Funds	19	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Emerging markets risk: The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Foreign securities risk: The risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten year periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Fund’s current subadviser assumed that function on July 1, 2002. The performance results shown below, for the periods prior to July 1, 2002, reflect results achieved by different subadvisers under different investment strategies. The Fund’s performance might have been different had the current subadvisory arrangements and investment strategies been in place for all the periods shown.

Natixis Equity Funds	20	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

The bar chart shows the Fund’s total returns for Class Y shares for each of the last ten calendar years.

The table below shows how the Fund’s average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Russell 1000 Value Index, an unmanaged index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You may not invest directly in an index. The Fund’s total returns reflect the expenses of the Fund’s Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2008)	Past 1 Year	Past 5 Years	Past 10 Years
Harris Associates Large Cap Value Fund Class Y – Return Before Taxes	-40.18%	-5.68%	-3.65%
Return After Taxes on Distributions*	-40.37%	-5.77%	-4.23%
Return After Taxes on Distributions & Sales of Fund Shares*	-25.87%	-4.72%	-3.14%
Russell 1000 Value Index**	-36.85%	-0.79%	1.36%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
**	The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

Natixis Equity Funds	21	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Natixis U.S. Diversified Portfolio

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)

Subadvisers:	BlackRock Investment Management, LLC (“BlackRock”), Harris Associates L.P. (“Harris Associates”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Ticker Symbol:	Class Y
NESYX

Investment Goal

The Fund seeks long-term growth of capital. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

Natixis Advisors believes that this Fund’s multi-manager approach to equity investing — which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund’s four segments — offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. Natixis Advisors believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund will produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policy adopted by the Fund’s Board of Trustees, Natixis Advisors generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Under the allocation policy, Natixis Advisors may also allocate capital away or towards one or more segment from time to time and may reallocate capital among the segments. Each subadviser manages its segment (or segments in the case of Loomis Sayles) of the Fund’s assets in accordance with its distinct investment style and strategy.

The Fund ordinarily invests substantially all of its assets in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities of U.S. issuers. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

The Fund may also:

•	Invest in securities offered in initial public offerings (“IPOs”) and Rule 144A securities.

•	Invest in convertible preferred stock and convertible debt securities.

•	Invest in REITs.

•	Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.

•	Hold securities of foreign issuers traded over the counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.

•	Invest in options and enter into futures, swap contracts, currency transactions and other derivatives.

•

Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s returns, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.

Natixis Equity Funds	22	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. Dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the subadvisers deem appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

For more detailed information on each subadviser’s investment strategies, please refer to the section “Natixis U.S. Diversified Portfolio — More on Investment Strategies.”

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. The Fund does not represent a complete investment program. The Fund’s net asset value may fluctuate substantially over time. You may lose money by investing in the Fund.

Allocation risk: The Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.

Derivative instruments risk: Derivative instruments are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are also subject to credit risk and liquidity risk.

Emerging markets risk: The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Growth stocks may underperform value stocks during any given period. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Natixis Equity Funds	23	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Foreign securities risk: The risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

REITs risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-cap companies risk: Small-cap companies tend to have more limited markets and resources, and less liquidity, than companies with larger market capitalizations. Consequently, share prices of small-cap companies can be more volatile than, and perform differently from, larger capitalization company stocks.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare with those of several broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Fund uses multiple subadvisers. The performance results shown below reflect results achieved by previous subadvisers using different investment strategies. The Fund’s performance might have been different had the current subadvisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund’s total returns for Class Y shares for each of the last ten calendar years.

Natixis Equity Funds	24	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

The table below shows how the Fund’s average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Standard and Poor’s 500 Index (“S&P 500 Index”) an unmanaged index of U.S. common stocks, the Dow Jones Wilshire 4500 Index, an unmanaged index of 4,500 mid- and small-sized companies; and the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”), an unmanaged index of U.S. mid-sized companies. You may not invest directly in an index. The Fund’s total returns reflect the expenses of the Fund’s Class Y shares. Class Y total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The S&P 500 Index, Dow Jones Wilshire 4500 Index and S&P MidCap 400 Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2008)	Past 1 Year	Past 5 Years	Past 10 Years
Natixis U.S. Diversified Portfolio Class Y – Return Before Taxes	-39.89%	-0.82%	1.25%
Return After Taxes on Distributions*	-40.04%	-0.90%	0.28%
Return After Taxes on Distributions & Sales of Fund Shares*	-25.58%	-0.63%	0.69%
S&P 500 Index**	-37.00%	-2.19%	-1.38%
Dow Jones Wilshire 4500 Index**	-39.02%	-0.77%	1.66%
S&P MidCap 400 Index**	-36.23%	-0.08%	4.46%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
**	The returns of each index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

Natixis U.S. Diversified Portfolio — More on Investment Strategies

The Fund’s portfolio is divided into four different segments managed by the three subadvisers set forth below. These subadvisers pursue the Fund’s overall goal by employing the strategies and techniques described below.

BlackRock

The segment of the Fund managed by BlackRock, under normal conditions, pursues long-term growth of capital. The segment primarily invests in a portfolio of common stocks of U.S. companies. The companies selected by BlackRock for the segment typically have the following characteristics:

•	Market capitalizations of any size with emphasis on capitalizations greater than $2 billion

•	Above-average rates of earnings growth. Some, but not all of the factors that may contribute to above-average rates of earnings growth include:

•	Above-average growth rates in sales

•	Improvements in profit margins

•	Providing proprietary or niche products and services

•	Strong industry growth

•	A lead in market share

The segment may also invest in the securities of foreign companies, either directly or indirectly through depositary receipts, as well as securities convertible into securities of foreign companies.

In making investment decisions, BlackRock generally employs the following methods:

•	Investment ideas are generated through company visits, financial reports, external research and extensive in-house analysis.

Natixis Equity Funds	25	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

•	The investment process assesses industry momentum and cycles as well as corporate revenue and earnings growth.

•

Industries are evaluated based on expectations of future earnings momentum and the confirmation of these expectations over time. BlackRock will usually sell a position if company fundamentals or management do not perform to expectations.

Harris Associates

Under normal circumstances, the segment of the Fund managed by Harris Associates will invest primarily in the common stocks of large- and mid-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.” Harris Associates’ value-oriented investment philosophy is based upon its belief that over time a stock’s discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:

•	Stock selling at less than 60% of its intrinsic value

•	Favorable intrinsic value growth potential

•	Owner-oriented management

In making investment decisions, Harris Associates generally employs the following methods:

•

Harris Associates uses a fundamental bottom-up investment approach, which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates’ standards of quality and value.

•

Once Harris Associates determines that a stock trades at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company’s management as well as the company’s market position within its industry.

•

Investments are continuously monitored by both analysts and Fund managers. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Loomis Sayles — Mid Cap Growth segment

Under normal circumstances, the Mid Cap Growth segment of the Fund, which is one of two segments of the Fund managed by Loomis Sayles, will invest primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index, an unmanaged index of midcap companies within the Russell 1000 Growth Index. Loomis Sayles seeks securities with the following characteristics, although not all of the companies selected by Loomis Sayles will have each of the attributes:

•	Distinctive products, technologies or services

•	Attractive valuation relative to both competitors and their own operating history

•	Strong management team

•	Competitive barriers to entry within the company’s industry

In making investment decisions, Loomis Sayles employs the following methods:

•

Loomis Sayles uses a bottom-up, fundamental research process to build the segment’s portfolio. This research consists of broad, in-depth coverage, including regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth.

•

Loomis Sayles also seeks to understand how companies are affected by larger, industry-wide dynamics. Typically, it will invest a portion of the segment’s assets in companies that it believes are positioned to benefit from disruptive change in their industry or sector.

Natixis Equity Funds	26	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

•

Analysts and Fund managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for the investment originally.

•	Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is significant change in management or when more favorable opportunities arise.

Loomis Sayles — Small Cap Value segment

Under normal circumstances, the Small Cap Value segment of the Fund, the other segment of the Fund managed by Loomis Sayles, will invest primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index. The Russell 2500 Index is an unmanaged index of the 2,500 smallest companies in the Russell 3000 Index. Loomis Sayles may also invest up to 35% of the Small Cap Value segment’s assets in companies with larger capitalization levels. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. This segment of the Fund is value-oriented with emphasis on security selection rather than sector rotation and market timing. The securities selected by Loomis Sayles for the segment typically have the following characteristics, although not all of the companies selected by Loomis Sayles will have each of the attributes:

•	Attractive valuations

•	Positive free cash flow

•	Strong balance sheets

•	Strong fundamental prospects

Loomis Sayles will build a core portfolio of companies which, in its opinion, possess the attributes set forth above. It also invests a smaller portion of the segment’s assets in companies which it believes are undergoing a “special situation” or turn-around. These types of companies may have experienced business problems but, in the opinion of Loomis Sayles, have favorable prospects for recovery.

In making investment decisions, Loomis Sayles generally employs the following methods:

•

Loomis Sayles uses a bottom-up, fundamental research process. This research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth. The market capitalization of these companies will generally be within the range of the Russell 2500 Index.

•

Loomis Sayles emphasizes smaller companies that it believes are undervalued by the market. Target valuations are determined by analysis of cash flow and earnings prospects of each company considered for the portfolio. Absolute valuation levels, as well as valuations versus a peer group, are considered.

•	Loomis Sayles builds a diversified portfolio across many economic sectors in an attempt to protect the value segment of the Fund against the inherent volatility of small capitalization companies.

Natixis Equity Funds	27	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Vaughan Nelson Small Cap Value Fund

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)

Subadviser:	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)

Managers:	Chris D. Wallis and Scott J. Weber

Ticker Symbol:	Class Y
NEJYX

Investment Goal

The Fund seeks capital appreciation. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

The Fund, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in companies that, at the time of purchase, have market capitalizations within the capitalization range of the Russell 2000 Value Index, an unmanaged index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth value. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may, however, invest in companies with larger capitalizations.

Vaughan Nelson invests in small capitalization companies with a focus on absolute return. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

•	Companies earning a positive economic margin with stable-to-improving returns.

•	Companies valued at a discount to their asset value.

•	Companies with an attractive and sustainable dividend level.

In selecting investments for the Fund, Vaughan Nelson generally employs the following strategy:

•

Value-driven investment philosophy that selects stocks selling at a relatively low value based on discounted cash flow models. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.

•

Vaughan Nelson starts with an investment universe of 5,000 securities. Vaughan Nelson then uses value-driven screens to create a research universe of companies with market capitalizations of at least $100 million.

•	Vaughan Nelson uses fundamental analysis to construct a portfolio of 60 to 80 securities consisting of quality companies in the opinion of Vaughan Nelson.

•

Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson’s price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

The Fund may also:

•	Invest in convertible preferred stock and convertible debt securities.

•	Invest up to 35% of its assets in fixed-income securities, including U.S. government bonds as well as lower quality debt securities.

•	Invest in foreign securities, including those of emerging markets.

•	Invest in REITs.

Natixis Equity Funds	28	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

•	Invest in securities offered in initial public offerings (“IPOs”).

•

Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s returns, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. Dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Vaughan Nelson deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. The Fund does not represent a complete investment program. The Fund’s net asset value may fluctuate substantially over time. You may lose money by investing in the Fund.

Emerging markets risk: The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign securities risk: The risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Natixis Equity Funds	29	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

REITs risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-cap companies risk: Small-cap companies tend to have more limited markets and resources, and less liquidity, than companies with larger market capitalizations. Consequently, share prices of small-cap companies can be more volatile than, and perform differently from, larger capitalization company stocks.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year by showing how the Fund’s average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The table below shows how the Fund’s average annual total returns (before and after taxes) for the one-year and since inception periods compare to those of the Russell 2000 Value Index, an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You may not invest directly in an index. The Fund’s total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund’s shares. Class Y total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The Russell 2000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Natixis Equity Funds	30	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Average Annual Total Returns (for the periods ended December 31, 2008)	Past 1 Year	Since Class Inception (8/31/06)
Vaughan Nelson Small Cap Value Fund Class Y – Return Before Taxes	-20.81%	-3.33%
Return After Taxes on Distributions*	-20.82%	-3.34%
Return After Taxes on Distributions & Sales of Fund Shares*	-13.50%	-2.82%
Russell 2000 Value Index**	-28.92%	-13.86%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
**	The returns of the index do not reflect a deduction for fees, expenses or taxes. The returns of the index are calculated from September 1, 2006.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

Natixis Equity Funds	31	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

Vaughan Nelson Value Opportunity Fund

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)

Subadviser:	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)

Managers:	Dennis G. Alff, Chris D. Wallis and Scott J. Weber

Ticker Symbol:	Class Y
VNVYX

Investment Goal

The Fund seeks long-term capital appreciation. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

The Fund, under normal market conditions, will invest primarily in companies that, at the time of purchase, have market capitalizations within the capitalization range of the Russell Midcap Value Index ($50 million to $15.3 billion as of March 25, 2009) which measures the performance of the mid-cap value segment of the U.S. equity universe. The Russell Midcap Value Index is a market capitalization-weighted index of those companies within the broader Russell Midcap Index (which includes approximately 800 of the smallest companies included in the Russell 1000 Index) that exhibit lower price-to-book ratios and lower forecasted growth values. However, the Fund does not have any market capitalization limits and may invest in companies with smaller or larger capitalizations.

Vaughan Nelson invests in medium capitalization companies with a focus on absolute return. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

•	Companies earning a positive economic margin with stable-to-improving returns.

•	Companies valued at a discount to their asset value.

•	Companies with an attractive and sustainable dividend level.

In selecting investments for the Fund, Vaughan Nelson generally employs the following strategies:

•

Vaughan Nelson employs a value-driven investment philosophy that selects stocks selling at a relatively low value based on business fundamentals, economic margin analysis and discounted cash flow models. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.

•	Vaughan Nelson narrows the investment universe by using value-driven screens to create a research universe of companies with market capitalizations between $1 billion and $20 billion.

•	Vaughan Nelson uses fundamental analysis to construct a portfolio that it believes has attractive return potential.

•

Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson’s price target or when the issuer shows a deteriorating financial condition due to increased competitive pressures or internal or external forces reducing future expected returns.

The Fund may also:

•	Invest in convertible preferred stock and convertible debt securities.

•	Invest in foreign securities, including those of emerging markets.

•	Invest in other investment companies, to the extent permitted by the 1940 Act.

Natixis Equity Funds	32	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

•	Invest in REITs.

•	Invest in securities offered in initial public offerings (“IPOs”) and Rule 144A securities.

•

Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s return, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. Dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Vaughan Nelson deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goal. The Fund does not represent a complete investment program. The Fund’s net asset value may fluctuate substantially over time. You may lose money by investing in the Fund.

Emerging markets risk: The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities, industries and periods of below-average performance in individual securities, industries or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Foreign securities risk: The risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

REITs risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be

Natixis Equity Funds	33	Prospectus – May 1, 2009

GOALS, STRATEGIES & RISKS

subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

Because the Fund is new and has not completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns, has not been included in this Prospectus.

Natixis Equity Funds	34	Prospectus – May 1, 2009

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees

(fees paid directly from your investment)

Class Y
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fees	None	*

*	Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers or $20.50 for overnight delivery. These fees are subject to change.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

	AEW Real Estate Fund[1]	CGM Advisor Targeted Equity Fund	Delafield Select Fund[2]	Gateway Fund[3]	Hansberger International Fund
	Class Y	Class Y	Class Y	Class Y	Class Y
Management fees	0.80%	0.69%	0.80%	0.65%	0.80%
Other expenses	0.40%	0.16%	1.48%‡	0.13%	0.44%†
Total annual fund operating expenses	1.20%	0.85%*	2.28%	0.78%	1.24%*
Less: Fee reduction and/or expense reimbursement	0.00%	0.00%	1.13%	0.08%	0.00%
Net Expenses	1.20%	0.85%	1.15%	0.70%	1.24%

	Harris Associates Large Cap Value Fund[4]	Natixis U.S. Diversified Portfolio[5]		Vaughan Nelson Small Cap Value Fund[6]	Vaughan Nelson Value Opportunity Fund[7]
	Class Y	Class Y		Class Y	Class Y
Management fees	0.70%	0.90%		0.90%	0.80%
Other expenses	0.14%	0.33	%†	0.31%	13.55%‡
Acquired fund fees and expenses	—	—		0.02%	0.01%
Total annual fund operating expenses	0.84%	1.23%		1.23%	14.36%
Less: Fee reduction and/or expense reimbursement	0.00%	0.08	%††	0.01%	13.20%
Net expenses	0.84%	1.15	%††	1.22%	1.16%

†	Other expenses include expenses indirectly borne by the Fund through investments in certain pooled investment vehicles (“Acquired Fund Fees and Expenses”) of less than 0.01% of the Fund’s average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Fund’s financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
††	Fee reduction and/or expense reimbursement and Net Expenses have been restated to reflect the current expense cap arrangement.
‡	Other expenses are estimated for the current fiscal year.
*	Except as otherwise noted, the information in the table is based on amounts incurred during the Fund’s most recent fiscal year. The Fund’s annual operating expenses will likely vary from year to year. It is important for you to understand that a decline in the Fund’s average net assets during the current fiscal year due to recent market volatility or other factors could cause the Fund’s expense ratios for the Fund’s current fiscal year to be higher than the expense information presented.

Natixis Equity Funds	35	Prospectus – May 1, 2009

FUND FEES & EXPENSES

1	AEW has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.25% of the Fund’s average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2010, and is reevaluated on an annual basis.
2	Reich & Tang has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.15% of the Fund’s average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2010, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
3	Gateway has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 0.70% of the Fund’s average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2010 and may be terminated only with the consent of the Fund’s Board of Trustees; however, the Board of Trustees does not intend to terminate this undertaking. Without this undertaking, expenses would have been higher.
4	Natixis Advisors has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.05% of the Fund’s average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2010, and is reevaluated on an annual basis.
5	Natixis Advisors has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.15% of the Fund’s average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2010, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
6	Natixis Advisors has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.20% of the Fund’s average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2010, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
7	Natixis Advisors has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.15% of the Fund’s average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2010, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.

A Fund’s adviser will be permitted to recover, on a class by class basis, management fees reduced and/or expenses it has borne through the undertakings described above to the extent that a class’ expenses in later periods fall below the annual rates set forth in the relevant undertaking. A class will not be obligated to pay any such reduced fees and expenses more than one year after the end of the fiscal year in which the fee/expense was reduced.

Example

This example*, which is based upon the expenses shown in the “Annual Fund Operating Expenses” table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in a Fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain the same; and

•	All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	AEW Real Estate Fund	CGM Advisor Targeted Equity Fund	Delafield Select Fund	Gateway Fund	Hansberger International Fund
	Class Y	Class Y	Class Y	Class Y	Class Y
1 year	$122	$87	$117	$72	$126
3 years	$381	$271	$604	$241	$393
5 years	$660	$471	N/A	$425	$681
10 years	$1,455	$1,049	N/A	$959	$1,500

Natixis Equity Funds	36	Prospectus – May 1, 2009

FUND FEES & EXPENSES

	Harris Associates Large Cap Value Fund	Natixis U.S. Diversified Portfolio	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
	Class Y	Class Y	Class Y	Class Y
1 year	$86	$117	$124	$118
3 years	$268	$382	$389	$2,828
5 years	$466	$668	$675	N/A
10 years	$1,037	$1,482	$1,488	N/A

*	The example is based on Net Expenses for the one-year period for the Delafield Select Fund, Gateway Fund, Natixis U.S. Diversified Portfolio, Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund and on the Total Annual Fund Operating Expenses for the remaining periods. The example is based on Total Annual Fund Operating Expenses for the other Funds for all periods.

A “snapshot” of each Fund’s investments may be found in its annual and semiannual reports. In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days (15 days for Delafield Select Fund and 60 days for AEW Real Estate Fund), is available on the Funds’ website at www.funds.natixis.com (click on “Fund Information” and then “Portfolio Holdings”). These holdings will remain accessible on the website until each Fund files its respective Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

Natixis Equity Funds	37	Prospectus – May 1, 2009

More About Risk

Each Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are described in the Fund summary under “Principal Investment Risks.” The following is a list of non-principal risks to which each Fund may be subject because of its investments in various types of securities or engagement in various practices.

Correlation Risk (All Funds except AEW Real Estate and Delafield Select Funds)

The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds)

The risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Lower-rated fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

Currency Risk (All Funds except AEW Real Estate and Harris Associates Large Cap Value Funds)

The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Hansberger International, Natixis U.S. Diversified Portfolio, Vaughan Nelson Small Cap Value and Vaughan Nelson Value Opportunity Funds)

The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the funds.

Extension Risk (AEW Real Estate, Natixis U.S. Diversified Portfolio, Vaughan Nelson Small Cap Value and Vaughan Nelson Value Opportunity Funds)

The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security’s value.

Foreign Risk (All Funds)

The risk associated with investments in issuers located in foreign countries. A Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability. A Fund’s investment in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased.

Information Risk (All Funds)

The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPO’s, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds)

The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Natixis Equity Funds	38	Prospectus – May 1, 2009

MORE ABOUT RISK

Leverage Risk (All Funds except AEW Real Estate Fund)

The risk associated with securities or practices (e.g., borrowing or derivatives) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security, currency, index or other instrument) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, a Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. Structured notes may be considered derivative securities and may be subject to this type of risk.

Liquidity Risk (All Funds)

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity may also cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, at certain times, the market for money market and similar instruments may become illiquid. At these times, it may be difficult to sell securities. Illiquid investments may also be difficult to value.

Opportunity Risk (All Funds)

The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds, except AEW Real Estate Fund)

Certain of the Funds may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, currency, reference rate or index. Derivatives include, among other things, options, futures, swaps (including credit default swaps) and structured notes. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk (“hedging”). The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to earn income, enhance yield or gain exposure to issuers, indices, sectors, currencies and/or geographic regions. The use of derivatives for these purposes entails greater risk than using derivatives solely for hedging purposes.

Funds that use derivatives also face additional risks, such as liquidity risk, market risk, management risk, the credit risk relating to the other party to a derivative contract, the risk of difficulties in pricing and valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices. This could, for example, cause a derivative transaction to imperfectly hedge the risk which it was intended to hedge. A Fund’s use of derivative instruments may involve risks greater than the risks associated with investing directly in securities and other traditional investments, may cause the Fund to lose more than the principal amount invested and may subject a Fund to the potential for unlimited loss. A Fund may be required to sell other securities at inopportune times to meet collateral requirements on its derivative transactions. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Political Risk (All Funds)

The risk of losses directly attributable to government or political actions.

Prepayment Risk (AEW Real Estate, Natixis U.S. Diversified Portfolio, Vaughan Nelson Small Cap Value and Vaughan Nelson Value Opportunity Funds)

The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities or REITs.

Natixis Equity Funds	39	Prospectus – May 1, 2009

MORE ABOUT RISK

Small Capitalization Companies Risk (AEW Real Estate, Natixis U.S. Diversified Portfolio, Hansberger International and Vaughan Nelson Small Cap Value Funds)

These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company securities.

Valuation Risk (All Funds)

The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid.

Percentage Investment Limitations. Except as set forth in the Statement of Additional Information (“SAI”), the percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Management Team

Meet the Funds’ Investment Advisers and Subadvisers

The Natixis Funds family (as defined below) currently includes 23 mutual funds. The Natixis Funds family had combined assets of $21.4 billion as of December 31, 2008. Natixis Funds are distributed through Natixis Distributors, L.P. (the “Distributor”). This Prospectus covers the Natixis Equity Funds (the “Funds” or each a “Fund”), which, along with the Natixis Income Funds, Natixis Diversified Portfolios, Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Research Fund, Loomis Sayles Value Fund, Loomis Sayles Strategic Income Fund, Natixis Cash Management Trust — Money Market Series (the “Money Market Fund”) and ASG Global Alternatives Fund constitute the “Natixis Funds.”

Advisers

Natixis Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds, except for AEW Real Estate Fund (for which AEW serves as adviser), CGM Advisor Targeted Equity Fund (for which CGM serves as adviser), Delafield Select Fund (for which Reich & Tang serves as adviser) and the Gateway Fund (for which Gateway serves as adviser). Natixis Advisors is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally, directly or indirectly, by three large French financial service entities: Natixis, an investment banking and financial services firm; the Caisse d’Epargne, a financial institution owned by French regional savings banks known as the Caisse d’Epargne, and the Banque Fédérale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banque Populaires. Natixis US has 15 principal subsidiary or affiliated asset management firms that collectively had over $214 billion in assets under management at December 31, 2008. Natixis Advisors oversees, evaluates, and monitors the subadvisory services provided to each Fund except for AEW Real Estate Fund, CGM Advisor Targeted Equity Fund, Delafield Select Fund and Gateway Fund. It also provides general business management and administration to each Fund except for AEW Real Estate Fund, CGM Advisor Targeted Equity Fund, Delafield Select Fund and Gateway Fund. Natixis Advisors does not determine what investments will be purchased or sold by the Funds. The subadvisers listed below make the investment decisions for their respective Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2008 as a percentage of each Fund’s average daily net assets were 0.90% for the Natixis U.S. Diversified Portfolio, 0.80% for the Hansberger International Fund, 0.70% for the Harris Associates Large Cap Value Fund and 0.90% for the Vaughan Nelson Small Cap Value Fund. The aggregate advisory and subadvisory fees to be paid by the Vaughan Nelson Value Opportunity Fund as a percentage of the Vaughan Nelson Value Opportunity Fund’s average daily net assets is 0.80%.

Natixis Equity Funds	40	Prospectus – May 1, 2009

MANAGEMENT TEAM

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Real Estate Fund. AEW is a subsidiary of Natixis US. Together with other AEW adviser affiliates, AEW had $43 billion in assets under management as of December 31, 2008. For the fiscal year ended January 31, 2009, AEW Real Estate Fund paid 0.80% of its average daily net assets to AEW in advisory fees.

CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to the CGM Advisor Targeted Equity Fund since CGM’s inception in 1989. It also serves as investment adviser to three additional mutual funds and various institutional investors. CGM had over $7.1 billion in assets under management as of December 31, 2008. For the fiscal year ended December 31, 2008, the CGM Advisor Targeted Equity Fund paid 0.69% of its average daily net assets to CGM in advisory fees.

Gateway, located at Rookwood Tower, Suite 600, 3805 Edwards Road, Cincinnati, Ohio 45209, serves as adviser to the Gateway Fund. Gateway is a subsidiary of Natixis US. Gateway had over $7 billion in assets under management at December 31, 2008. For the fiscal year ended December 31, 2008, the Gateway Fund paid 0.64% (after reduction) of its average daily net assets to Gateway in advisory fees.

Reich & Tang, which is registered as an investment adviser with the SEC, is the Delafield Select Fund’s investment adviser. The Delafield Asset Management division of Reich & Tang provides the investment management services to the Delafield Select Fund on behalf of Reich & Tang. Reich & Tang’s principal business office is located at 600 Fifth Avenue, New York, New York 10020. As of December 31, 2008, Reich & Tang served as the investment manager, adviser or subadviser with respect to assets aggregating $14.3 billion. Reich & Tang has been an investment adviser since 1970 and currently is manager or subadviser of 13 registered investment companies, of which it acts as administrator for 10. Reich & Tang advises institutions, foundations, private funds, and high net-worth individuals. Reich & Tang is a subsidiary of Natixis US.

The aggregate advisory fee to be paid by the Delafield Select Fund as a percentage of the Delafield Select Fund’s average daily net assets is 0.80%.

Subadvisers

Each subadviser has full investment discretion and makes all determinations with respect to the investment of the assets of a Fund or a segment of a Fund, subject to the general supervision of the Fund’s adviser and the Board of Trustees.

BlackRock, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, is an indirect, wholly owned subsidiary of BlackRock, Inc. and serves as subadviser to Natixis U.S. Diversified Portfolio. BlackRock is a registered investment adviser and commodity pool operator organized in 1999. BlackRock and its affiliates had approximately $1.31 trillion in investment company and other portfolio assets under management as of December 31, 2008.

Hansberger, located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, serves as a subadviser to the Hansberger International Fund. Established in 1994, Hansberger is a subsidiary of Natixis US. Hansberger managed approximately $5 billion in assets as of December 31, 2008, and specializes in international investing, managing institutional separate portfolios and mutual funds.

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to the Harris Associates Large Cap Value Fund and a segment of the Natixis U.S. Diversified Portfolio. Harris Associates, a subsidiary of Natixis US, managed $37.7 billion in assets as of December 31, 2008, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to segments of the Natixis U.S. Diversified Portfolio. Loomis Sayles is a subsidiary of Natixis US. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $106 billion in assets under management as of December 31, 2008. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to the Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund. Vaughan Nelson is a subsidiary of Natixis US. Originally founded in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2008, Vaughan Nelson had $6.6 billion in assets under management.

Natixis Equity Funds	41	Prospectus – May 1, 2009

MANAGEMENT TEAM

Subadvisory Agreements

The Natixis Funds have received an exemptive order from the SEC that permits Natixis Advisors to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits Natixis Advisors to enter into new subadvisory agreements with subadvisers that are not affiliated with Natixis Advisors without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Natixis Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes within 90 days of such changes.

A discussion of the factors considered by the Funds’ Board of Trustees in approving the Funds’ investment advisory and sub-advisory contracts is available in the Funds’ financial reports for the six months ended June 30, 2008 for the CGM Advisor Targeted Equity Fund, Gateway Fund, Hansberger International Fund, Harris Associates Large Cap Value Fund, Natixis U.S. Diversified Portfolio and Vaughan Nelson Small Cap Value Fund, for the six months ended July 31, 2008 for the AEW Real Estate Fund and for the twelve months ended December 31, 2008 for the Delafield Select Fund and the Vaughan Nelson Value Opportunity Fund.

Portfolio Trades

In placing portfolio trades, the Fund’s adviser or subadviser may use brokerage firms that market the Funds’ shares or are affiliated with Natixis US, Natixis Advisors or any adviser or subadviser. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of subjective factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Securities Lending. Each Fund (except Gateway Fund) may lend a portion of its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies” in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

In addition, any investment of cash is generally at the sole risk of the Funds. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Funds’ risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Funds may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations.

Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, each Fund (except CGM Advisor Targeted Equity Fund) may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Advisors or its affiliates (“Central Funds”). The Central Funds currently include two money market funds: the Money Market Fund and the Daily Income Fund. The Money Market Fund is advised by Natixis Advisors and subadvised by Reich & Tang and the Daily Income Fund is advised by Reich & Tang. Because Natixis Advisors and Reich & Tang are each subsidiaries of Natixis US, the Fund and the Central Funds may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Funds may also make investments in related investment companies to the extent permitted by SEC regulation.

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AEW, BlackRock, Gateway, Harris Associates, Hansberger and Vaughan Nelson. Each of these advisers and subadvisers (except BlackRock) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition,

Natixis Equity Funds	42	Prospectus – May 1, 2009

MANAGEMENT TEAM

because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Central Funds will participate in the credit facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders. The Funds may also make investments in related investment companies to the extent permitted by SEC regulation.

Meet the Funds’ Portfolio Managers

The following persons have had primary responsibility for the day-to-day management of each indicated Fund’s portfolio since the date stated below.

AEW

Matthew A. Troxell — Matthew A. Troxell has managed the AEW Real Estate Fund since its inception in December 2000. Mr. Troxell, Managing Director and Portfolio Manager, joined AEW in 1994. Mr. Troxell, a member of the National Association of Real Estate Investment Trusts, received a B.A. from Tufts University. He holds the designation of Chartered Financial Analyst and has over 26 years of experience in investment analysis and portfolio management.

BlackRock

Edward P. Dowd — Edward P. Dowd has co-managed the BlackRock segment of the Natixis U.S. Diversified Portfolio since November 2008. Mr. Dowd, Managing Director at BlackRock, joined the firm in 2005 following BlackRock’s merger with State Street Research & Management (SSRM). Prior to joining BlackRock, Mr. Dowd was a Vice President at SSRM. He joined SSRM in 2002 and was a co-portfolio manager of the State Street Research Legacy Fund.

Jeffrey R. Lindsey — Jeffrey R. Lindsey has co-managed the BlackRock segment of the Natixis U.S. Diversified Portfolio since November 2008. Mr. Lindsey, Managing Director at BlackRock, joined the firm 2005 following BlackRock’s merger with SSRM. He joined SSRM in 2002 and was promoted to Chief Investment Officer—Growth in 2003. Mr. Lindsey holds the designation of Chartered Financial Analyst.

CGM

G. Kenneth Heebner — G. Kenneth Heebner has managed the CGM Advisor Targeted Equity Fund since 1976. Mr. Heebner currently serves as senior portfolio manager of CGM, which he co-founded in 1989. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and is a 43-year veteran of the investment industry.

Gateway

J. Patrick Rogers, CFA — J. Patrick Rogers joined Gateway Investment Advisers, Inc. (“Gateway”), general partner of Gateway Investment Advisers, L.P., the predecessor to the Adviser (the “Predecessor Adviser”), in 1989 and has been its chief executive officer since 2006, its president and a member of its board of directors since 1995, and its chief investment officer from 1995 through 2005. He has been the co-portfolio manager for the Gateway Fund and its predecessor since December 2006. Mr. Rogers was previously portfolio manager from 1997 to December 2006 and prior to that co-portfolio manager from 1994. Mr. Rogers received a BBA from the University of Notre Dame in 1986 and an MBA from Xavier University in 1994. Mr. Rogers was the president of The Gateway Trust, the predecessor to the current Gateway Trust (the “Predecessor Trust”), from January 1997 and a trustee of the Predecessor Trust from December 1998.

Paul R. Stewart, CFA — Paul R. Stewart joined the Predecessor Adviser in 1995. He served as treasurer of the Predecessor Trust through 1999 and as chief financial officer of the Predecessor Adviser through 2003. He became a senior vice president of the Predecessor Adviser and began working in the area of Fund management in 2000. Mr. Stewart was appointed chief investment officer of Predecessor Adviser in January 2006. He served as co-portfolio manager of the Gateway Fund and its predecessor since December 2006. Mr. Stewart received a BBA from Ohio University in 1988.

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MANAGEMENT TEAM

Michael T. Buckius, CFA — Michael T. Buckius joined Gateway in 1999 and holds the positions of senior vice president and portfolio manager. He has been a co-portfolio manager of the Gateway Fund since June 2008 and serves as co-portfolio manager of three funds sub-advised by Gateway. Mr. Buckius holds a B.A. and M.B.A. in Finance from Loyola College in Baltimore.

Hansberger

Trevor Graham — Trevor Graham has co-managed the international growth segment of the Hansberger International Fund since August 2005. Mr. Graham, Senior Vice President — Research of Hansberger, joined the firm in 2004. Prior to joining Hansberger, he was an analyst at Phillips, Hager & North Investment Management Ltd. Mr. Graham received a Bachelor of Commerce Degree in International Finance from the University of Victoria. He holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

Ronald Holt — Ronald Holt has co-managed the international value segment of the Hansberger International Fund since August 2003. Mr. Holt, CEO and Co-CIO — Value Team joined Hansberger in 1997. Prior to assuming the role of CEO and Co-CIO — Value Team, he was a senior research analyst and portfolio manager at Hansberger. Mr. Holt received a B.A. from Columbia University and an M.B.A. in Finance from New York University’s Stern School of Business. He holds the designation of Chartered Financial Analyst and has over 18 years of financial services experience.

Barry A. Lockhart — Barry A. Lockhart has co-managed international growth segment of the Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Lockhart, Deputy Managing Director — Canada, of Hansberger, joined the firm in 1999. Mr. Lockhart received an M.B.A. and a Bachelor of Commerce Degree from McMaster University. He holds the designation of Chartered Financial Analyst and has over 20 years of financial services experience.

Lauretta Reeves — Lauretta (Retz) Reeves has co-managed the international value segment of Hansberger International Fund since August 2003. Ms. Reeves, Co-CIO — Value Team, joined Hansberger in 1996. Ms. Reeves received a B.S. from Florida International University and an M.B.A. from Nova-Southeastern University. She holds the designation of Chartered Financial Analyst and has over 22 years of investment experience.

Patrick H. Tan — Patrick H. Tan has co-managed the international growth segment of Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tan, Senior Vice President — Research, of Hansberger, joined the firm in 1999. Mr. Tan received a B.A. from the University of Toronto and has over 15 years of investment-related experience.

Thomas R.H. Tibbles — Thomas R.H. Tibbles has led the management team for the international growth segment of Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tibbles, CIO — Growth Team and Managing Director — Canada, joined the firm in 1999. He received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. Mr. Tibbles holds the designation of Chartered Financial Analyst and has over 22 years of financial services experience.

Harris Associates

Edward S. Loeb — Edward S. Loeb has co-managed the Harris Associates Large Cap Value Fund since July 2002 and the Harris Associates segment of the Natixis U.S. Diversified Portfolio since October 2000. Mr. Loeb, a Partner of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.B.A. from Northwestern University and a B.A. from Princeton University. Mr. Loeb holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.

Michael J. Mangan — Michael J. Mangan has co-managed Harris Associates Large Cap Value Fund since July 2002 and Harris Associates segment of the Natixis U.S. Diversified Portfolio since May 2005. Mr. Mangan, a Partner of Harris Associates, joined the firm in 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. Mr. Mangan is a CPA, holds the designation of Chartered Financial Analyst and has over 20 years of investment management experience.

Diane L. Mustain — Diane L. Mustain has co-managed Harris Associates Large Cap Value Fund and the Harris Associates segment of the Natixis U.S. Diversified Portfolio since May 2005. Ms. Mustain, a portfolio manager of Harris Associates, joined the firm in 2002. Ms. Mustain received a B.S. and an M.B.A. from DePaul University. She holds the designation of Chartered Financial Analyst and has more than 27 years of investment experience.

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MANAGEMENT TEAM

Loomis Sayles

Philip C. Fine — Philip C. Fine has managed the Loomis Sayles mid-cap growth segment of Natixis U.S. Diversified Portfolio since March 2001. Mr. Fine, Vice President of Loomis Sayles, began his investment career in 1988 and joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. He holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.

Joseph R. Gatz — Joseph R. Gatz has co-managed the Loomis Sayles small cap value segment of Natixis U.S. Diversified Portfolio since January 2000. Mr. Gatz, Vice President of Loomis Sayles, began his investment career in 1985 and joined the firm in 1999. Mr. Gatz received an M.B.A. from Indiana University and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 23 years of investment experience.

Daniel G. Thelen — Daniel G. Thelen has co-managed the Loomis Sayles small cap value segment of Natixis U.S. Diversified Portfolio since April 2000. Mr. Thelen, Vice President of Loomis Sayles, began his investment career in 1990 and joined the firm in 1996. Mr. Thelen received an M.B.A. and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

Reich & Tang

J. Dennis Delafield — Mr. Delafield is Chief Executive Officer and a Manager/Analyst of Delafield Asset Management. He has also been a Managing Director of Reich & Tang since 1991. He has been a portfolio manager of the Delafield Select Fund since June, 2008. Mr. Delafield was previously a portfolio manager of the Predecessor Delafield Fund from June 2005 to September 2008. Mr. Delafield received a B.A. from Princeton University in 1957.

Charles W. Neuhauser — Mr. Neuhauser is a Manager/Analyst of Delafield Asset Management. He has also been a Managing Director of Reich & Tang since 2005. He has been a portfolio manager of the Delafield Select Fund since June 2008. Mr. Neuhauser was a portfolio manager of the Predecessor Delafield Fund from November 2003 to September 2008. Mr. Neuhauser received a B.A. from Columbia University in 1980.

Vincent Sellecchia — Mr. Sellecchia is Chief Investment Officer and a Manager/Analyst of Delafield Asset Management. He has also been a Managing Director of Reich & Tang since July 1998. He has been a portfolio manager of the Delafield Select Fund since June 2008. Mr. Sellecchia was a portfolio manager of the Predecessor Delafield Fund from July 1998 to September 2008. Mr. Sellecchia received a B.A. from Boston College in 1974 and an M.B.A. from New York University in 1976.

Donald Wang — Mr. Wang is a Manager/Analyst of Delafield Asset Management. He has also been a Managing Director of Reich & Tang since 2005. He has been a portfolio manager of the Delafield Select Fund since June, 2008. Mr. Wang was a portfolio manager of the Predecessor Delafield Fund from November 2003 to September 2008. Mr. Wang received a B.S. from New York University in 1989.

Vaughan Nelson

Dennis G. Alff — Dennis G. Alff has co-managed Vaughan Nelson Value Opportunity Fund since October 2008. Mr. Alff, a Portfolio Manager of Vaughan Nelson, joined the firm in 2006. Mr. Alff received a B.S. from the United States Military Academy and an M.B.A. from Harvard Business School. Mr. Alff holds the designation of Chartered Financial Analyst and has over 13 years of investment management and research experience.

Chris D. Wallis — Chris D. Wallis has co-managed Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund since March 2004 and October 2008, respectively. Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. Mr. Wallis received a B.B.A. from Baylor University and an M.B.A. from Harvard Business School. Mr. Wallis holds the designation of Chartered Financial Analyst and has over 17 years of investment/financial analysis and accounting experience.

Scott J. Weber — Scott J. Weber has co-managed Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund since April 2004 and October 2008, respectively. Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson he was a Vice President of RBC Capital Markets. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University. He has over 12 years of investment management and financial analysis experience.

Please see the Funds’ SAI for information on portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Natixis Equity Funds	45	Prospectus – May 1, 2009

Fund Services

Investing in the Funds

Compensation to Securities Dealers

The Distributor, the Funds’ advisers and their respective affiliates will, out of their own resources, which generally come directly or indirectly from fees paid by the Funds, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to what monies it receives from mutual fund advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

It’s Easy to Open an Account

To Open an Account with Natixis Funds:

1.	Read this Prospectus carefully. Each Fund is generally available for purchase in the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.	Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

Class Y shares of the Funds may be purchased by the following entities at the following investment minimums.

A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

•	Other mutual funds, endowments, foundations, bank trust departments or trust companies.

There is no initial or subsequent investment minimum for:

•

Wrap Fee Programs of certain broker-dealers, the advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.

•	Retirement Plans such as 401(a), 401(k), 457 or 403(b) plans.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Funds as set forth above.

•	Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

Natixis Equity Funds	46	Prospectus – May 1, 2009

FUND SERVICES

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, Individual Retirement Accounts and accounts of Registered Investment Advisers may be subject to the investment minimums described above. Please consult your financial representative for more information.

At the discretion of Natixis Advisors, clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Funds below the stated minimums.

Investors in Class A shares of the Gateway Fund whose account value is $100,000 or more or who otherwise meet eligibility requirements of Class Y and who were shareholders of the Predecessor Fund on the date of the Reorganization may exchange their Class A shares for Class Y shares of the Gateway Fund. Shareholders who hold Class A shares of the Gateway Fund through certain intermediaries may not be eligible to exchange their shares to Class Y shares.

Additionally, the following accounts may purchase Class Y shares with no initial or subsequent investment minimum:

•	Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company (“MetLife”) or their affiliates.

•	Deferred Compensation Plan Accounts of New England Life Insurance Company (“NELICO”), MetLife or their affiliates (“Deferred Compensation Accounts”).

•	Separate Accounts of New England Financial, MetLife or their affiliates.

3.	You should contact Natixis Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4.	Use the sections of this Prospectus that follow as your guide for purchasing shares.

Certificates

Certificates will not be issued for any class of shares.

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FUND SERVICES

Buying Shares

Except to the extent otherwise permitted by the Distributor, the Funds will only accept investments from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

	Opening an Account	Adding to an Account
Through Your Investment Dealer	• Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of Fund shares.

By Mail

•   Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party, “starter” and credit card convenience checks will not be accepted.

•   Mail the check with your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579.

•   Shares purchased by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”

•   Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party, “starter” and credit card convenience checks will not be accepted.

•   Complete the investment slip from an account statement or include a letter specifying the Fund name, class of shares, account number and the registered account name(s).

•   Shares purchased by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”

By Exchange (See the section “Exchanging Shares” for more details.)	• Call your investment dealer or Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to 1) obtain a current prospectus for the Fund into which you are exchanging and 2) request an exchange.	• Call your investment dealer or Natixis Funds at 800-225-5478.

By Wire

•   Mail your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121- 9579.

•   Call Natixis Funds to obtain an account number and wire transfer instructions. Your bank may charge you for such a transfer.

•   Instruct your bank to transfer funds to State Street Bank & Trust Company, ABA #011000028, and DDA #99011538.

•   Specify the Fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you for such a transfer.

Through Automated Clearing House (“ACH”)	• Although you cannot open an account through ACH, you may add this feature by selecting it on your account application. • Ask your bank or credit union whether it is a member of the ACH system.

•   Call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to add shares to your account through ACH.

•   If you have not signed up for the ACH system, please call Natixis Funds or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required.

•   Shares purchased through ACH may not be available immediately for redemption. See the section “Selling Restrictions.”

Natixis Equity Funds	48	Prospectus – May 1, 2009

FUND SERVICES

Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section “Restrictions on Buying, Selling and Exchanging Shares.”

Through Your Investment Dealer	• Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of Fund shares.

By Mail

•   Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section “Selling Shares in Writing.”

•   The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.

•   Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas City, MO 64105-1514.

•   Your proceeds will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order, although it may take longer. See the section “Selling Restrictions.”

By Exchange (See the section “Exchanging Shares” for more details.)

•   Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or visit www.funds.natixis.com.

•   Call Natixis Funds to request an exchange.

By Wire

•   Complete the “Bank Information” section on your account application.

•   Call Natixis Funds at 800-225-5478 or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

•   Proceeds will generally be wired on the next business day, although it may take longer. See the section “Selling Restrictions”. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

•   Ask your bank or credit union whether it is a member of the ACH system.

•   Complete the “Bank Information” section on your account application.

•   If you have not signed up for the ACH system on your application, please call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required.

•   Call Natixis Funds to request an ACH redemption.

•   Proceeds will generally arrive at your bank within three business days, although it may take longer. See the section “Selling Restrictions.”

By Telephone

•   Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above), subject to certain restrictions. See the section “Selling Restrictions.”

By Systematic Withdrawal Plan (See the section “Additional Investor Services” for more details.)

•   Call Natixis Funds at 800-225-5478 or your financial representative for more information.

•   Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

Natixis Equity Funds	49	Prospectus – May 1, 2009

FUND SERVICES

A medallion signature guarantee protects you against fraudulent orders and is necessary if:

•	your address of record or bank account information has been changed within the past 30 days;

•	you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

•	a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

•	the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:

•	a financial representative or securities dealer;

•	a federal savings bank, cooperative, or other type of bank;

•	a savings and loan or other thrift institution;

•	a credit union; or

•	a securities exchange or clearing agency.

In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.

Exchanging Shares

In general, you may exchange Class Y shares of your Fund, subject to minimum investment requirements, for Class Y shares of any Natixis Fund that offers Class Y shares, for Institutional Class shares of any series of Loomis Sayles Funds that offers Institutional Class shares or for Class A shares of the Money Market Fund subject to certain restrictions noted below. Certain Funds that offer Institutional Class shares may be subject to redemption fees. The exchange must be for at least the minimum to open an account or the total net asset value of your account, whichever is less. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

The Funds discourage excessive, short-term trading that may be detrimental to the Funds and their shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. The Funds’ Board of Trustees has adopted the following policies to address and discourage such trading.

Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described above under “Selling Shares.”

Natixis Equity Funds	50	Prospectus – May 1, 2009

FUND SERVICES

Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to reject any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of “market timers.” An account may be deemed to be one of a market timer if it makes two “round trips” in any Fund over a 90-day interval, as determined by the Fund. A “round trip” is a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The above limits are applicable whether you hold shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be “market timing.”

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. The Fund may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Fund’s own restrictions if the Fund determines, in its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Fund or the Distributor. A Fund and Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity.

Accounts Held by Financial Intermediaries. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is more limited in those instances in which the financial intermediary maintains the record of a Fund’s underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in market timing or other excessive, short-term trading activity. If a Fund believes that a shareholder has engaged in market timing or other excessive, short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder which engaged in such trading, although it may be unable to do so. The Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Natixis Equity Funds	51	Prospectus – May 1, 2009

FUND SERVICES

Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

Selling Restrictions

The table below describes restrictions placed on selling shares of the Fund. Please see the SAI for additional information regarding redemption payment policies:

Restriction	Situation
Each Fund may suspend the right of redemption or postpone payment for more than 7 days:

•   When the New York Stock Exchange (the “NYSE”) is closed (other than a weekend/holiday) as permitted by the SEC.

•   During an emergency as permitted by the SEC.

•   During any other period permitted by the SEC.

Each Fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of a dispute between registered owners or death of a registered owner. • With suspicion/evidence of a fraudulent act.

Each Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a Fund to make cash payments as determined in the sole discretion of the adviser or subadviser.

Each Fund may withhold redemption proceeds for 10 days from the purchase date:	• When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.

If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind. If a shareholder receives a distribution in kind, the shareholder will bear the market risk associated with the distributed securities and may incur brokerage or other charges in converting the securities to cash.

Natixis Equity Funds	52	Prospectus – May 1, 2009

FUND SERVICES

How Fund Shares Are Priced

“Net asset value” is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of Fund shares is determined pursuant to policies and procedures approved by the Board of Trustees, as summarized below:

•

A share’s net asset value is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value” in the SAI for more details.

•

The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received by the transfer agent “in good order.”[1]

•

Requests received by the Funds after the NYSE closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order by 4:00 p.m., Eastern time, the shareholder will receive that day’s net asset value. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its net asset value (normally 4:00 p.m., Eastern time) are processed at the net asset value determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the net asset value next determined after your investment dealer submits the order to the Fund.

•	A fund that invests in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

1	Please see the section “Buying Shares”, which provides additional information regarding who can receive a purchase order.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections “Buying Shares” and “Selling Shares.”

Generally, Fund securities are valued as follows:

•	Equity securities — last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price.

•

Debt securities (other than short-term obligations) — based upon evaluated prices furnished to a Fund by an independent pricing service, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

•	Short-term obligations (purchased with an original or remaining maturity of 60 days or less) — amortized cost (which approximates market value).

•

Securities traded on foreign exchanges — market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security’s value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund’s net asset value is calculated.

•

Options — domestic exchange-traded single equity option contracts are valued a the mean of the National Best Bid and offer quotations. Exchange-traded index options and foreign exchange-traded single equity options are valued at the average of the closing big and asked quotations. Under normal market conditions, the Fund will generally consider

Natixis Equity Funds	53	Prospectus – May 1, 2009

FUND SERVICES

the value of domestic exchange-traded index options determined at the close of trading on the Chicago Board Options Exchange (the “CBOE”) (normally 4:15 p.m., Eastern time) to be the value at the close of the NYSE (normally 4:00 p.m., Eastern time). However, if under the Fund’s valuation procedures a significant change in the value of the S&P 500 contracts is considered to have occurred between the close of the NYSE and the close of the CBOE, the Fund will consider the closing price on the CBOE to not reflect the value of the index options at the close of the NYSE. In such circumstances the options will be fair valued by or pursuant to procedures approved by the Board of Trustees. On the last business day of the month, Gateway Fund will fair value index options using the closing rotation values as published by the CBOE.

•	Futures — current settlement price.

•	Forward foreign currency contracts — interpolated prices determined based on information provided by an independent pricing service.

•	All other securities — fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually.

Dividend Payment Schedule
Annually	Quarterly
CGM Advisor Targeted Equity Fund	AEW Real Estate Fund
Delafield Select Fund	Gateway Fund
Hansberger International Fund
Harris Associates Large Cap Value Fund
Natixis U.S. Diversified Portfolio
Vaughan Nelson Small Cap Value Fund
Vaughan Nelson Value Opportunity Fund

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

•	Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another Natixis Fund; or

•	Receive all distributions in cash.

For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.

Natixis Equity Funds	54	Prospectus – May 1, 2009

FUND SERVICES

If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year’s distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Except as noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any non-U.S., state or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the “Code”), necessary to qualify each year for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains that are timely distributed to shareholders. Even though the Delafield Select Fund is not diversified for purposes of the 1940 Act, the Fund still intends to be diversified for purposes of meeting the requirements of Subchapter M.

Taxation of Distributions from the Fund. For federal income tax purposes, distributions of investment income generally are taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments a Fund owned for more than one year over net short-term capital losses and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions attributable to the excess of nest short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed income securities, derivatives and REITs generally is not eligible for treatment as qualified dividend income.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets.

Dividends and distributions declared by a Fund in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received.

Fund distributions are taxable whether shareholders receive them in cash in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but not distributed. Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable.

Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and will generally result in recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other disposition of Fund shares generally will be taxed as long-term capital gain or loss if the shares are capital assets in the shareholder’s hands and if the shareholder held the shares for more than one year.

Taxation of Certain Fund Investments. A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund, except that of a Fund investing more than 50% of its assets in foreign securities, such as the Hansberger International Fund, may elect to permit shareholders claim a credit or deduction for their respective pro rata shares of qualifying foreign taxes paid by or withheld from amounts paid to the Fund. In such a case, shareholders will be required to include in gross income from foreign sources their pro rata

Natixis Equity Funds	55	Prospectus – May 1, 2009

FUND SERVICES

shares of such taxes, and each shareholder’s ability to claim a foreign tax credit or deduction for such foreign taxes will be subject to generally applicable limitations imposed by the Code, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes.

In addition, a Fund’s investments in foreign securities or foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

A Fund’s investments in certain debt obligations, derivatives or REITs may cause that Fund to recognize taxable income in excess of the cash generated by such instruments. Thus, a Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements.

In addition, a Fund’s investments in other investment companies could affect the amount, timing, and character of distributions from the Funds, and, therefore, may increase the amount of taxes payable by shareholders.

Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder if the shareholder does not furnish to the Fund certain information and certifications or the shareholder is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010.

Please see the SAI for additional information on the federal income tax consequences of an investment in a Fund.

You should consult your tax adviser for more information on your own situation, including possible federal, state, local, foreign or other applicable taxes.

Natixis Equity Funds	56	Prospectus – May 1, 2009

Financial Performance

The financial highlights tables are intended to help you understand each Fund’s financial performance for the last five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in each Fund’s annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

Natixis Equity Funds	57	Prospectus – May 1, 2009

FINANCIAL PERFORMANCE

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees(d)
AEW REAL ESTATE FUND
Class Y
1/31/2009	$16.46	$0.38	$(8.03)	$(7.65)	$(0.36)	$(0.40)	$(0.76)	—
1/31/2008	25.78	0.38	(6.66)	(6.28)	(0.37)	(2.67)	(3.04)	—
1/31/2007	20.25	0.27	7.05	7.32	(0.26)	(1.53)	(1.79)	—
1/31/2006	16.45	0.25	5.32	5.57	(0.28)	(1.49)	(1.77)	—
1/31/2005	14.83	0.38	2.28	2.66	(0.40)	(0.64)	(1.04)	—
CGM ADVISOR TARGETED EQUITY FUND
Class Y
12/31/2008	$13.32	$0.13	$(5.09)	$(4.96)	$(0.08)	$(0.44)	$(0.52)	$0.00	(h)
12/31/2007	10.93	0.09	3.61	3.70	(0.16)	(1.15)	(1.31)	0.00
12/31/2006	10.42	0.11	0.82	0.93	(0.11)	(0.31)	(0.42)	0.00
12/31/2005	9.23	0.10	1.14	1.24	(0.05)	—	(0.05)	0.00
12/31/2004	8.07	0.04	1.12	1.16	—	—	—	0.00
DELAFIELD SELECT FUND
Class Y
12/31/2008(g)	$8.74	$0.01	$(2.97)	$(2.96)	$(0.01)	$—	$(0.01)	$—
GATEWAY FUND
Class Y *
12/31/2008	$27.76	$0.56	$(3.56)	$(3.00)	$(0.59)	$—	$(0.59)	$—

Natixis Equity Funds	58	Prospectus – May 1, 2009

FINANCIAL PERFORMANCE

Net asset value, end of the period	Total return(%)(b)	Net assets, end of the period (000’s)	Ratios to Average Net Assets:					Portfolio turnover rate(%)
			Net expenses(%)(c)(f)		Gross expenses(%)(f)		Net investment income (loss)(%)(f)
$8.05	(48.8)	$28,847	1.20		1.20		2.74	30
16.46	(24.8)	41,844	1.09		1.09		1.79	24
25.78	37.8	48,080	1.09	(e)	1.09	(e)	1.21	15
20.25	35.1	19,015	1.25		1.28		1.35	15
16.45	17.9	9,964	1.25		1.37		2.38	20
$7.84	(38.3)	$44,240	0.85		0.85		1.21	211
13.32	34.8	17,520	0.90		0.90		0.74	179
10.93	9.0	11,714	0.87		0.87		1.05	171
10.42	13.4	11,181	1.07		1.07		0.99	196
9.23	14.4	9,145	1.08		1.08		0.51	265
$5.77	(33.9)	$9,226	1.15		3.47		0.29	29
$24.17	(11.0)	$1,402,090	0.70		0.78		2.45	38

*	From commencement of Class operations on February 19, 2008 through December 31, 2008.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(c)	The investment advisor and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(d)	Amount rounds to less than $0.01 per share if applicable.
(e)	Includes fee/expense recovery of 0.01%
(f)	Computed on annualized basis for periods less than one year, if applicable.
(g)	For the period September 26, 2008 (commencement of operations) through December 31, 2008.
(h)	Effective June 2, 2008, redemption fees were eliminated.

Natixis Equity Funds	59	Prospectus – May 1, 2009

FINANCIAL PERFORMANCE

For a share outstanding throughout each period.

	Net asset value, beginning of the period	Income (Loss) from Investment Operations:				Less Distributions:			Redemption fees(d)
		Net investment income (loss)(a)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class Y
12/31/2008	$15.47	$0.19	$(6.42)		$(6.23)	$(0.19)	$—	$(0.19)	$—
12/31/2007	16.01	0.12	(0.51	)(j)	(0.39)	(0.15)	—	(0.15)	—
12/31/2006	13.72	0.12	2.20		2.32	(0.03)	—	(0.03)	—
12/31/2005	13.74	0.09	(0.10)		(0.01)	(0.01)	—	(0.01)	—
12/31/2004	12.54	0.07	1.13		1.20	—	—	—	—
NATIXIS U.S. DIVERSIFIED PORTFOLIO
Class Y
12/31/2008	$27.58	$0.07 (k)	$(10.94)		$(10.87)	$—	$(0.42)	$(0.42)	$—
12/31/2007	24.45	0.03	3.41		3.44	—	(0.31)	(0.31)	—
12/31/2006	21.41	0.14	2.90		3.04	—	—	—	—
12/31/2005	19.82	(0.03)	1.62		1.59	—	—	—	—
12/31/2004	17.46	(0.05)	2.41		2.36	—	—	—	—
VAUGHAN NELSON SMALL CAP VALUE FUND
Class Y
12/31/2008	$22.20	$0.12	$(4.74)		$(4.62)	$—	$(0.03)	$(0.03)	$0.00	(g)
12/31/2007	20.91	0.04	1.25		1.29	—	—	—	0.00
12/31/2006(f)	19.02	0.02	1.87		1.89	—	—	—	—

Natixis Equity Funds	60	Prospectus – May 1, 2009

FINANCIAL PERFORMANCE

Net asset value, end of the period	Total return(%)(c)	Net assets, end of the period (000’s)	Ratios to Average Net Assets:					Portfolio turnover rate(%)
			Net expenses(%)(b)(h)		Gross expenses(%)(h)		Net investment income (loss)(%)(h)
$9.05	(40.2)	$5,842	0.84		0.84		1.47	38
15.47	(2.6)	11,840	0.91	(i)	0.91		0.72	30
16.01	17.0	14,057	0.91	(e)	0.91	(e)	0.82	23
13.72	0.0	14,226	1.05		1.09		0.65	39
13.74	9.6	18,027	0.99		0.99		0.58	27
$16.29	(39.9)	$5,611	1.17		1.23		0.31	110
27.58	14.0	16,649	1.12		1.12		0.10	82
24.45	14.2	21,155	1.03		1.03		0.60	83
21.41	8.0	20,445	1.32		1.32		(0.16)	97
19.82	13.5	25,060	1.33		1.33		(0.27)	104
$17.55	(20.8)	$71,568	1.20		1.21		0.65	124
22.20	6.1	1,241	1.19	(e)	1.19	(e)	0.17	78
20.91	9.9	427	1.35		1.90		0.35	88

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(d)	Amount rounds to less than $0.01 per share, if applicable.
(e)	Includes fee/expense recovery of 0.04%.
(f)	From commencement of Class operations on August 31, 2006 through December 31, 2006.
(g)	Effective June 2, 2008, redemption fees were eliminated.
(h)	Computed on an annualized basis for periods less than one year, if applicable.
(i)	Effect of voluntary waiver of expenses by adviser was less than 0.005%.
(j)	Includes a litigation payment of $0.02 per share.
(k)	Includes a special dividend of $0.02 per share for which the source of the dividend has not been determined by the issuer.

Natixis Equity Funds	61	Prospectus – May 1, 2009

FINANCIAL PERFORMANCE

For a share outstanding throughout each period.

	Net asset value, beginning of the period	Income (Loss) from Investment Operations:			Less Distributions:		Redemption fees(e)
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions
VAUGHAN NELSON VALUE OPPORTUNITY FUND
Class Y
12/31/2008*	$10.00	$0.03	$(0.40)	$(0.37)	$(0.03)	$(0.03)	$—

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FINANCIAL PERFORMANCE

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return(%)(c)	Net assets, end of the period (000’s)	Net expenses(%)(b)(d)	Gross expenses(%)(d)	Net investment income (loss)(%)(d)	Portfolio turnover rate(%)
$9.60	(3.7)	$960	1.15	38.91	1.41	12

*	For the period October 31, 2008 (inception) through December 31, 2008.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(d)	Computed on an annualized basis for periods less than one year.
(e)	Amount rounds to less than $0.01 per share, if applicable.

Natixis Equity Funds	63	Prospectus – May 1, 2009

Glossary of Terms

American Depositary Receipts (ADRs) — Instruments issued by U.S. banks that represent an interest in equity securities held by arrangement with the bank. These instruments can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis — The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions — Payments to a fund’s shareholders of net profits earned from selling securities in a fund’s portfolio. Capital gain distributions are usually paid once a year.

Credit rating — Independent evaluation of a bond’s creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor’s Ratings Group, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Investors Services, Inc. (“Fitch”). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, are generally considered investment-grade.

Debt-to-Total Capital Ratio — Total debt (current and long-term) divided by total capital (debt and equity). This ratio provides information regarding the extent of a company’s reliance on debt financing. A high ratio indicates a high degree of financial leverage and a high degree of risk.

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price — The difference between a bond’s current market price and its face or redemption value.

Diversification — The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield — The current or estimated annual dividend divided by the market price per share of a security. Duration — An estimate of how much a bond’s price fluctuates with changes in comparable interest rates.

Earnings growth — A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

European Depositary Receipts (EDRs) — Instruments issued by European banks that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

FFO Multiple — The price per share of a REIT divided by its Funds from Operations (FFO). The FFO of a REIT is the measure of its operating performance showing its net income plus depreciation of real estate and excluding gains or losses from sales of property or debt restructuring.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Global Depositary Receipts (GDRs) — Instruments issued by companies and offered in many markets around the world that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

Natixis Equity Funds	64	Prospectus – May 1, 2009

GLOSSARY OF TERMS

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Income distributions — Payments to a fund’s shareholders resulting from the net interest or dividend income earned by a fund’s portfolio.

Inflation — A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate — Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization — Market price multiplied by number of shares outstanding. Whether a company is considered a “large,” “medium” or “small” capitalization company for any particular fund will depend upon the company’s market capitalization at the time of measurement and the index being used and/or the guidelines used by the portfolio manager.

Maturity — The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets — A fund’s assets minus its liabilities. With respect to the funds that have a policy to invest 80% of their net assets in particular kinds of securities, “net assets” as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share — The market value of one share of a fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a fund’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using “trailing” earnings or estimates of future (or “forward”) earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis — An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity — The amount, expressed as a percentage, earned on a company’s common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities — Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a fund’s trustees, that a particular issue of Rule 144A securities is liquid.

Target price — Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year’s time, for instance.

Technical analysis — The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach — The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return — The change in value of an investment in a fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a fund.

Value investing — A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Natixis Equity Funds	65	Prospectus – May 1, 2009

GLOSSARY OF TERMS

Volatility — The general variability of a fund’s value resulting from price fluctuations of its investments. In most cases, the more diversified a fund is, the less volatile it will be.

Yield — The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity — The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

Natixis Equity Funds	66	Prospectus – May 1, 2009

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If you would like more information about the Funds, the following documents are available free upon request:

Annual and Semiannual Reports—Provide additional information about each Fund’s investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)—Provides more detailed information about the Funds and their investment limitations and policies. Each SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

To order a free copy of the Funds’ annual or semiannual report or their SAIs, to request other information about the Funds and to make shareholder inquiries generally, contact your financial representative, visit the Funds website at www.funds.natixis.com or call the Fund at 800-225-5478.

Important Notice Regarding Delivery of Shareholder Documents:

In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Funds, including their respective reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds’ reports and SAI are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Portfolio Holdings—A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

Natixis Distributors, L.P. (“Natixis Distributors”), and other firms selling shares of Natixis Funds are members of the Financial Industry Regulatory Authority (“FINRA”). As a service to investors, FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting FINRA at 1-800-289-9999 or by visiting its Web site at www.FINRA.org.

Natixis Distributors distributes the Natixis Funds, Loomis Sayles Funds, Hansberger International Series and Delafield Fund, Inc. If you have a complaint concerning Natixis Distributors or any of its registered representatives or associated persons, please direct it to Natixis Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street, Boston, MA 02116 or call us at 617-449-2828.

Investment Company Act File No. 811-04323	YES51-0509
Investment Company Act File No. 811-00242
Investment Company Act File No. 811-09945
Investment Company Act File No. 811-22099

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

GATEWAY TRUST

GATEWAY FUND

This Statement of Additional Information (the “Statement”) contains specific information which may be useful to investors but which is not included in the prospectuses of the Gateway Fund (the “Fund”). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Gateway Fund Class A and C prospectus or the Gateway Fund Class Y prospectus, each dated May 1, 2009 (the “Prospectus” or “Prospectuses”), as from time to time revised or supplemented. This Statement should be read together with the Prospectuses. Investors may obtain the Prospectuses without charge from Natixis Distributors, L.P. (the “Distributor”), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling Natixis Funds at 800-225-5478 or by visiting the Fund’s website at www.funds.natixis.com.

The Fund has acquired the assets and liabilities of the Gateway Fund, a series of The Gateway Trust, an Ohio business trust (the “Predecessor Trust”) in a transaction that closed in February 2008 (the “Reorganization”). Following the Reorganization, the predecessor of the Fund (the “Predecessor Fund”) was the accounting survivor and therefore certain information for periods prior to the date of this Statement relates to the Predecessor Fund.

The Fund’s and Predecessor Fund’s financial statements and accompanying notes that appear in the Fund’s annual and semiannual reports are incorporated by reference into this Statement. The Fund’s annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 800-225-5478 or by visiting the Fund’s website at www.funds.natixis.com.

INVESTMENT RESTRICTIONS

The following is a description of restrictions on the investments to be made by the Fund. The restrictions are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The other restrictions set forth below are not fundamental policies and may be changed by the Gateway Trust’s (the “Trust”) Board of Trustees. The percentages set forth below and the percentage limitations set forth in the Prospectuses apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. The Fund has elected to be classified as a diversified series of an open-end investment company. Under the 1940 Act, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

The Fund may not:

(1)	Purchase any security (other than U.S. government securities) if, as a result, 25% or more of the Fund‘s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

(2)	Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

(3)	Borrow money, except to the extent permitted under the 1940 Act.

(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

(5)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(6)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

(7)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

(8)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (2) and (8) shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (“SEC”). With respect to restriction (3), the 1940 Act limits a fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” In addition to temporary borrowing, a fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act.

Under current pronouncements, certain Fund positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if the Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered. In addition, it is contrary to the Fund’s present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and certain commercial paper, that the Adviser has determined to be liquid under procedures approved by the Board of Trustees. The Fund will take prompt and reasonable action to reduce its illiquid securities holdings if more than 15% of the Fund’s net assets are invested in such securities.

FUND CHARGES AND EXPENSES

ADVISORY FEES

Pursuant to an advisory agreement, Gateway Investment Advisers, LLC (the “Adviser”) has agreed to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board of Trustees of Gateway Trust. For the services described in the advisory agreement, the Fund has agreed to pay the Adviser an advisory fee at the annual rate set forth in the following table:

Fund	Advisory fee payable by Fund to Adviser (as a % of average daily net assets of the Fund)
Gateway Fund	0.65 0.60	% %	of the first $5 billion of amounts in excess of $5 billion

This advisory fee is different than the advisory fee paid by the Predecessor Fund to its adviser, which was at the annual rate of 0.925% of the average value of the daily net assets of the Predecessor Fund minus the amount of the Predecessor Fund’s expenses incurred pursuant to its distribution plan. The aggregate advisory fee paid by the Predecessor Fund during the period from January 1, 2008 through February 15, 2008, as a percentage of the Predecessor Fund’s average daily net assets, was 0.60%.

The following table shows the total advisory fees paid by the Fund to its Adviser for the period from February 16, 2008 through December 31, 2008.

Total Advisory Fee	$26,590,173
Amount Reduced	$241,468
Total Paid	$26,348,705

The advisory fees paid by the Predecessor Fund to its adviser for providing services to the Predecessor Fund were $3,159,339 for the period from January 1, 2008 through February 15, 2008, $23,299,193 in 2007 and $17,674,969 in 2006.

For the period February 16, 2008 through December 31, 2008, the class level and other expenses of the Fund reimbursed by the adviser totaled $2,077,684.

The Adviser has given a binding contractual undertaking (for all classes of the Fund in the table below) to reduce its advisory fee, and if necessary, to bear certain expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, associated with the Fund, to the extent necessary to limit the Fund’s expenses to the annual rates indicated below. The undertaking will be binding on the Adviser until April 30, 2010, and will be reevaluated on an annual basis thereafter, subject to the obligation of the Fund to pay such deferred fees or expense reimbursement in later periods to the extent that the class’s expenses fall below the expense limit; provided, however, that the Fund is not obligated to pay such deferred fees or expense reimbursement more than one year after the end of the fiscal year in which the fee was deferred.

Fund	Expense Limit	Undertaking Ends
Class A	0.94%	April 30, 2010
Class C	1.70%	April 30, 2010
Class Y	0.70%	April 30, 2010

BROKERAGE COMMISSIONS

Set forth below are the amounts the Fund paid in brokerage commissions from February 16, 2008 through December 31, 2008 and by the Predecessor Fund during the last three fiscal years.

For a description of how transactions in portfolio securities are effected and how the Adviser selects brokers, see the section entitled “Portfolio Transactions and Brokerage.”

	Fiscal Year Ended
	12/31/06	12/31/07	12/31/08*
Brokerage Transactions
Allocated to Brokers Providing Research Services	$998,877,354	$1,266,223,122	$2,478,458,857
Brokerage Commissions
Total Brokerage Commissions Paid	$1,939,202	$2,208,276	$7,115,972
Commissions Paid to Brokers Providing Research Services	$907,724	$927,430	$2,226,905

*	Information shown for periods prior to February 16, 2008 are brokerage commissions paid by the Predecessor Fund.

Regular Broker-Dealers

The table below contains the aggregate value of securities of the Fund’s and Predecessor Fund’s “regular broker-dealers”† (or the parent of the regular broker-dealers) held by the Fund and Predecessor Fund, if any, as of the fiscal year ended December 31, 2008.

Regular Broker-Dealer†	Aggregate Value of Securities of Each Regular Broker or Dealer (or its Parent) Held by the Fund
Citigroup	$6,383,907
JP Morgan Chase & Co.	$74,313,120
Merrill Lynch	$9,283,494
Morgan Stanley	$23,638,854

†	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the ten brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

SALES CHARGES AND DISTRIBUTION AND SERVICE (12B-1) FEES

Class A and Class C shares of the Fund pay the Distributor fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). The following table shows the amounts (in thousands) of Rule 12b-1 fees paid by the Fund and Predecessor Fund under its plan adopted pursuant to Rule 12b-1 during the last three fiscal years. Prior to the Reorganization, the Predecessor Fund had one class of shares. The anticipated benefits to the Fund of the Plans include the ability to attract and maintain assets.

Period From
2/16/08-12/31/08
Fund	$8,685,817

	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/07	Period From 1/1/08-2/15/08
Predecessor Fund	$10,040,664	$12,441,045	$1,711,400

During the period from February 16, 2008 through December 31, 2008, the Fund’s expenses (in thousands) relating to the Fund’s Plans were as follows:

Advertising and Printing and Mailing of Prospectuses to Other than Current Shareholders	Compensation to Underwriters	Compensation to Broker- Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Finance Charges	Other Distribution Costs
$207,162	$2,108,722	$7,566,406	$1,300,506	$0	$11,733,195

OWNERSHIP OF FUND SHARES

As of April 3, 2009, to the Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Fund as set forth below.*

FUND	SHAREHOLDER	PERCENTAGE

Gateway Fund
Class A	UBS WM USA OMNI ACCOUNT M/F JERSEY CITY NJ 07310-2055	23.46%
	CHARLES SCHWAB & CO REINVEST ACCT SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAN FRANCISCO CA 94104-4154	17.57%
Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	42.06%

	CITIGROUP GLOBAL MARKETS INC OWINGS MILLS MD 21117-3256	15.58%
	UBS WM USA OMNI ACCOUNT M/F JERSEY CITY NJ 07310-2055	10.76%
Class Y	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	34.86%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	8.89%

*	To the extent that any listed shareholder beneficially owns more than 25% of the Fund, it may be deemed to “control” the Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

THE TRUST

The Trust is registered with the SEC as an open-end management investment company. The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the “Declaration of Trust”) dated May 29, 2007, and is a “series” company as described in Section 18(f)(2) of the 1940 Act. The Fund, which is the sole series of the Trust, is diversified.

After the closing of the Reorganization, the Fund became the successor to the Predecessor Fund, which has had the prior names indicated below. The name of the Predecessor Trust changed several times since its organization, as noted below:

Name of Fund	Date Organized	Former Names
Gateway Fund	1977	Gateway Index Plus Fund until April 1998
		Gateway Option Index Fund until March 1990
		Gateway Option Income Fund until February 1988
		Gateway Option Income Fund, Inc. until May 1986

The Predecessor Trust had one portfolio. Gateway Option Income Fund, Inc., the predecessor to the Trust, was organized in 1977 as a Maryland corporation. It was reorganized to become The Gateway Trust, an Ohio business trust, effective as of May 2, 1986, with the Gateway Option Income Fund as its sole initial fund. As a result of the transaction, shareholders of the corporation on May 2, 1986, became shareholders of the Option Income Fund. The Option Income Fund was later renamed the Gateway Fund. As of February 19, 2008, shareholders of the Predecessor Fund became shareholders of the Gateway Fund.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

The following is a list of certain investment strategies, including particular types of securities or instruments or specific practices that may be used by the Adviser in managing the Fund. The Fund’s principal strategies, under normal circumstances, of investing in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options, are described in the Prospectuses. This Statement describes some of the non-principal strategies the Fund may use, in addition to providing additional information about its principal strategies.

The list of securities or other instruments under each category below is not intended to be an exclusive list of securities for investment and unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the Prospectuses, under “Investment Restrictions” in this Statement, or under applicable law, the Fund may engage in strategies and invest in securities and instruments in addition to those listed below. The Adviser may invest in a general category listed below and where applicable with particular emphasis on a certain type of security, but investment is not limited to the categories listed below or the securities specifically enumerated under each category. The Adviser may invest in any security that falls under the specific category, including securities that are not listed below. The Prospectuses and/or this Statement will be updated if the Fund begins to engage in investment practices that are not described in the Prospectuses and/or this Statement.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for, or convertible into, common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock), and other equity like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies, depositary receipts, real estate investment trusts (“REITs”), other investment companies or other trusts and other similar securities. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. Therefore, the value of your investment in the Fund that invests in equity securities may sometimes decrease, potentially by a significant amount. The Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See “Small Capitalization Companies” below. The Fund’s investments may include securities traded “over-the-counter” as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

Market Capitalizations

The Fund may invest in companies with small, medium or large market capitalizations. Large market capitalization companies are generally large companies that have been in existence for a number of years and are well established in their market. Middle market capitalization companies are generally medium size companies that are not as established as large capitalization companies and may be more volatile. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. To the extent that the Fund invests in companies with relatively small market capitalizations, the value of its stock portfolio may fluctuate more widely than broad market averages.

The Fund does not currently intend to invest in equity securities for the purpose of exercising control over the issuer.

Depositary Receipts

The Fund may invest in foreign equity securities by purchasing “depositary receipts.” Depositary receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and price may be more volatile than sponsored depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation.

All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange risk. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The Fund may incur costs in connection with conversions between various currencies. In addition, the Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Because the Fund may invest in ADRs, changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If the Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

REITs

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemptions from registration under the 1940 Act.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The Fund’s investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Real Estate Securities

The Fund may invest in securities of companies in the real estate industry, including REITs, and is, therefore, subject to the special risks associated with the real estate market and the real estate industry in general. Companies in the real estate industry are considered to be those that (i) have principal activity involving the development, ownership, construction, management or sale of real estate; (ii) have significant real estate holdings, such as hospitality companies, supermarkets and mining, lumber and paper companies; and/or (iii) provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.

Options

This section contains a brief general description of various types of options, certain option trading strategies and some of the risks of option trading. It is included to help a shareholder understand the investment practices of the Fund. Because it may be easier to understand index options if you understand options on individual stocks, the first three parts of this section discuss individual stock options. Additional information about the Fund’s option strategy is provided below and in the prospectuses.

Selling Covered Call Options. A call option is considered by the seller to be “covered” when the option is sold, or “written”, on a security owned by the seller of the option. A written call option is also covered if the seller holds a long call on the same security as the call written where the exercise price of the long call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the seller in cash or liquid securities are designated on the seller’s records or placed in a segregated account with the seller’s custodian. If the call option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

The seller of a covered call option gives up, in return for the premium, the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the change in the market value of the underlying security during the option period determine the gain or loss realized by the seller. A more complete description of the details and risks involved in selling covered call options is set forth below under the caption “Covered Index Call Options Sold By The Gateway Fund.”

Purchase of Put and Call Options. Put options can be employed to help protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. Call options can be purchased as a temporary substitute for the purchase of individual stocks, which then could be purchased in a more orderly fashion. Upon the purchase of the stocks, the purchaser could then seek to terminate the call position. The Fund does not hold long call options as part of its principal investment strategy.

The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying stock does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the purchaser will experience a loss on the option contract equal to the deficiency. This risk may be especially acute for the put options purchased by the Fund, many of which are “out of the money” with short exercise periods and are intended to help mitigate the effects of sudden short-term drops in securities prices.

Selling Put Options. The seller of a covered put option has the obligation to buy, and the purchaser the right to sell, the underlying security at the exercise price during the option period. To cover a put option, a seller usually deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at the seller’s custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying option. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The seller maintains the segregated account so long as it is obligated as the seller. The obligation of the seller is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the seller.

The seller’s gain on the sale of a put option is limited to the premium received plus interest earned on the assets in the segregated account. The seller’s potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. A seller risks a substantial loss if the price of the stock on which it has sold a put option drops suddenly. The degree of loss will depend upon the seller’s ability to detect the movement in the stock’s price and to execute a closing transaction at the appropriate time. However, there can be no assurance that the Fund will be able to enter into an appropriate closing transaction when desired.

Options on Securities Indexes. The Fund’s principal investment strategy focuses on purchasing stocks, selling index call options and purchasing index put options. The Fund may not spend at any time more than 5% of its assets to purchase index put options. An option on a securities index is generally similar to an option on an individual stock, but an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the index option times a specified multiple ($100 in the case of the S&P 500 Stock Index). The seller of index options may realize a gain or loss according to movement in the level of securities prices in that index and in the securities markets generally.

Covered Index Call Options Sold by the Fund. The Fund sells index call options. Frequently the Fund executes a closing purchase transaction with respect to the option it has sold and sells another option (with either a different exercise price or expiration date or both). The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by appreciation in the value of the underlying index (to the extent movements in the Fund’s securities portfolio are positively correlated with the value of the index underlying the option), and by the opportunity to realize additional premium income from selling a new option.

When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Trust’s Custodian (or a securities depository acting for the Custodian) acts as the Trust’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

When the Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC. The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price no greater than the exercise price of the written option (or designating or segregating the difference in the exercise priced, as described above); or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. government securities, or other liquid high-quality securities equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, the Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on the date of exercise. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. If the Fund fails to anticipate an exercise, it may have to borrow from a bank pending settlement of the sale of the portfolio securities and thereby incurring interest charges. If trading is interrupted on the index option markets, the Fund would not be able to close out its option positions.

Risks. Options fall into the broad category of financial instruments known as “derivatives” and involve special risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities or of indices that are the subject of the option. The Fund’s option strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation.

Price movement correlation also may be distorted by the illiquidity of the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, speculators may create temporary price distortions unrelated to the market in the underlying securities.

An exchange-traded option may be closed out only on a national securities or commodities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit or protect against loss. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will be not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Options positions may become less liquid because of adverse economic circumstances. The securities covering written option positions are expected to offset adverse price movements if those options positions cannot be closed out in a timely manner, but there is no assurance that such offset will occur. Also, an option writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Over-the-counter Options. The Fund may enter into over-the-counter options. An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Fund cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

Economic Effects and Limitations. Income earned by the Fund from its option activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of the Fund’s portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline. If the Fund is required to use taxable fixed-income securities as margin, the portion of the Fund’s dividends that is taxable to shareholders will be larger than if the Fund is permitted to use tax-exempt bonds for that purpose.

Future Developments. The above discussion relates to the Fund’s proposed use of options currently available. The relevant markets and related regulations are constantly changing. In the event of future regulatory or market developments, the Fund may also use additional types of options and other investment techniques for the purposes set forth above.

NON-PRINCIPAL INVESTMENT STRATEGIES

Investment Companies

The Fund may invest in other investment companies. Investment companies, including companies such as “iShares,” “SPDRs” and “VIPERs,” are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company’s portfolio. As an investor in another investment company, the Fund will bear its ratable share of the investment company’s expenses, including advisory fees, and the Fund’s shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund. Despite the possibility of greater fees and expenses, the Adviser will invest if it believes investment in other investment companies provide attractive return opportunities. In addition, it may be more efficient for the Fund to gain exposure to particular market segments by investing in shares of one or more investment companies.

Warrants and Rights

The Fund may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

Debt Securities

Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local and foreign governments, supranational entities and related agencies, and by a wide range of private or corporate issuers.

Fixed-income securities include, among others, bonds, debentures, notes, bills and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. In addition, the prices of fixed-income securities generally vary inversely with changes in interest rates. Prices of debt securities may also be affected by items related to a particular issue or to the debt markets generally.

U.S. Government Securities

The Fund may invest in some or all of the following U.S. government securities:

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U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

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U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and 30 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

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Fannie Maes - The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

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Freddie Macs -The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

Risks. U.S. Government securities generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed income securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value (“NAV”). Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. Government. Instead, they have been supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. Government securities. If a government sponsored entity is unable to meet its obligations, the performance of the Fund that holds securities of the entity will be adversely affected.

Money Market Instruments

The Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, the Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes. However, even though money market instruments are generally considered to be of high quality and a low-risk investment, recently a number of issuers of money market and money market type instruments have experienced financial difficulties, leading in some cases to rating downgrades and decreases in the value of their securities.

Corporate Reorganizations

The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or as well as the dynamics of the business climate when the offer or proposal is in process.

Derivative Instruments

In addition to its options strategy described above, the Fund may use a number of other derivative instruments for risk management purposes or as part of its investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. The Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that the Fund may use include index options contracts.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, difficulties in valuation, leverage risk and the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. See "Certain Additional Risks of Derivative Instruments" below. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in the bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

Illiquid Securities

The Fund may purchase illiquid securities. Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Securities will generally be considered "illiquid" if such securities cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Investment in restricted or other illiquid securities involves the risk that the Fund may be unable to sell such a security at the desired time. Also, the Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

The Fund may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the Adviser has determined, under guidelines established by each Trust’s Board of Trustees, that the particular issue is liquid.

Repurchase Agreements

The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by the Fund. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Fund does not have percentage limitations on how much of its total assets may be invested in repurchase agreements; however, the Fund intends to use repurchase agreements for cash management and temporary defensive purposes. The Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if the adviser or subadviser believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market.

However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Reverse Repurchase Agreements and Other Borrowings

The Fund may enter into reverse repurchase agreements. Under positions of the SEC, a mutual fund may engage in reverse repurchase agreements without such transactions constituting “senior securities” so long as such transactions are “covered” by the segregation of assets or otherwise. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. The Fund does not currently intend to enter into reverse repurchase agreements or otherwise borrow money for purposes of adding leverage to its investment portfolio. When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Reverse repurchase agreements are economically similar to secured borrowings by the Fund.

Under current positions of the SEC and its staff, the Fund can engage in reverse repurchase agreements without them constituting “senior securities” so long as the Fund has “covered” its obligations through the segregation of assets or otherwise. This would allow the Fund to borrow up to 50% of its assets (including amounts received under the reverse repurchase agreements) using reverse repurchase agreements. However, as noted above, the Fund does not intend to enter into reverse repurchase agreements or otherwise borrow money for purposes of adding leverage to its portfolio. Similarly, the Fund does not currently intend to mortgage or pledge its assets for purposes of adding leverage to its portfolio, although the Fund may be subject to liens arising from its custodial arrangements or derivative transactions. The Fund does not have percentage limitations on how much of its total assets may be invested in reverse repurchase agreements; however, all forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33  1/3% of the Fund’s total assets. These policies do not restrict the Fund from engaging in the derivative transactions disclosed in the Prospectuses and this Statement.

TEMPORARY DEFENSIVE POSITIONS

The Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, the Adviser may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in cash, high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies. The use of defensive strategies may prevent the Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash and may invest any portion of its assets in money market or other short-term high quality instruments.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year, in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund’s total return. The Fund’s portfolio turnover ratio for the year ended December 31, 2008 was 38% and the Predecessor Fund’s portfolio turnover ratio for the year ended December 31, 2007 was 5%. The Fund’s portfolio turnover ratio increased from 5% in 2007 to 38% in 2008 as the Adviser moved to reposition the Fund’s equity portfolio during a year of unprecedented volatility.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

PORTFOLIO HOLDINGS INFORMATION

The Trust’s Board of Trustees has adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it is first posted on the Fund’s website at www.funds.natixis.com. Generally, full portfolio holdings information will not be posted until it is aged for at least 30 days. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Fund may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Fund:

(1)	Disclosure of portfolio holdings posted on the Fund’s website, provided that information is shared no sooner than the next day following the day on which the information is posted;

(2)	Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Fund’s portfolio holdings. FactSet currently receives information pursuant to this exception (daily disclosure of full portfolio holdings, provided the next business day);

(3)	Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Fund, and to vendors that provide proxy services, including proxy voting administration and research services, to the Adviser of the Fund (portfolio holdings of issuers as of record date for shareholder meetings);

(4)	Disclosure to employees of the Adviser, principal underwriter, administrator, custodian, fund accounting agent, independent registered public accountants, fund counsel and independent trustees’ counsel, as well as to broker-dealers executing portfolio transactions for the Fund, provided that such disclosure is made for bona fide business purposes;

(5)	Disclosure to Natixis Global Asset Management, L.P. (“NGAM”), in its capacity as the seed capital investor for Funds, in order to satisfy certain reporting obligations to its parent company and for its own risk management purposes; provided that NGAM agrees to maintain its seed capital in the Fund for a set period and does not effect a redemption of Fund shares while in possession of information that is not publicly available to other investors in the Fund; and

(6)	Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Fund. Such exceptions will be reported to the Board of Trustees.

With respect to items (2) through (5) above, disclosure is made pursuant to procedures that have been approved by the Board of Trustees, and may be made by employees of the Fund’s Adviser, administrator or custodian. With respect to (6) above, approval will be granted only when the officer determines that the Fund has a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Fund’s semiannual financial statements, quarterly Form N-Q filings and other related items, and Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Fund’s federal income and excise tax returns. Although the Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (4) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Fund's officers determine on a case by case basis whether it is appropriate for the Fund to rely on such common law, professional or statutory duties. The Board of Trustees exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from the Fund's chief compliance officer regarding any material issues concerning the Fund's disclosure of portfolio holdings or from officers of the Fund in connection with proposed new exceptions or new disclosures pursuant to item (6) above. Notwithstanding the above, there is no assurance that the Fund’s policies on the sharing of portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

In addition, any disclosures of portfolio holdings information by the Fund or the Adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund’s and the Adviser’s fiduciary duty to shareholders, and the Fund’s code of ethics. The Fund’s policies expressly prohibit the sharing of portfolio holdings information if the Fund, the Adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term “consideration” includes any agreement to maintain assets in the Fund or in other funds or accounts managed by the Adviser or by any affiliated person of the Adviser.

MANAGEMENT OF THE TRUST

The Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund and review the Fund’s performance.

Trustees and Officers

Under the Trust’s Declaration of Trust, no annual or regular meetings of shareholders are required. As a result, the Trustees will continue in office until resignation, retirement, death or removal. Trustee vacancies normally are filled by vote of the remaining Trustees. If at any time less than a majority of the Trustees in office have been elected by the shareholders, the Trustees must call a shareholder meeting for the purpose of electing Trustees. At the present time, the Trust offers only one series, the Gateway Fund. Each Trustee, therefore, oversees only one portfolio. Any references to multiple series of the Trust in this Statement are for possible series offered by the Trust in the future.

The table below provides certain information regarding the trustees and officers of the Trust. For purposes of this table and for purposes of this Statement, the term “Independent Trustee” means those trustees who are not “interested persons,” as defined in the 1940 Act, of the Trust. In certain circumstances, Trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. For purposes of this Statement, the term “Interested Trustee” means those trustees who are “interested persons” of the relevant trust. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held
INDEPENDENT TRUSTEES
Graham T. Allison, Jr. (1940)	Trustee Since 2007 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	39 Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee Since 2007 Contract Review and Governance Committee Member	President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	39 None

Edward A. Benjamin (1938)	Trustee Since 2007 Chairman of the Contract Review and Governance Committee	Retired	39 None

Daniel M. Cain (1945)	Trustee Since 2007 Chairman of the Audit Committee	President and Chief Executive Officer, Cain Brothers & Company, Incorporated (investment banking)	39 Director, Sheridan Healthcare Inc. (physician practice management)

Kenneth A. Drucker**** (1945)	Trustee Since 2008 Contract Review and Governance Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	39 None

Jonathan P. Mason (1958)	Trustee Since 2007 Audit Committee Member	Chief Financial Officer, Fonterra Co-operative Ltd. (dairy products); formerly, Chief Financial Officer, Cabot Corp. (specialty chemicals); formerly, Vice President and Treasurer, International Paper Company; formerly, Chief Financial Officer, Carter Holt Harvey (forest products)	39 None

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since 2007 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	39 Director, Verizon Communications; Director, Rohm and Haas Company (specialty chemicals); Director, AES Corporation (international power company)

Cynthia L. Walker (1956)	Trustee Since 2007 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance & Chief Financial Officer, Harvard Medical School	39 None

INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2007	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	39 None

John T. Hailer[2] (1960)	Trustee Since 2007	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	39 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

***	The Trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).

****	Mr. Drucker was appointed as trustee effective July 1, 2008.

[1]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[2]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**
OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

David Giunta (1965)	President and Chief Executive Officer	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; and formerly, Senior Counsel, Columbia Management Group.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; and formerly, Senior Director, PFPC Inc.

Robert Krantz (1964)	Executive Vice President	Since September 2007	Executive Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current By-Laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

Standing Board Committees

The trustees have delegated certain authority to the two standing committees of the Trust, the Audit Committee and the Contract Review and Governance Committee. The Contract Review and Governance Committee of the Trust consists solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the Adviser and the Trust, and governance matters relating to the Trust. The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Fund, Natixis Asset Management Advisors, L.P., 399 Boylston Street, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) state that the communication relates to the Gateway Fund, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications, which may include (i) the nominee’s knowledge of the mutual fund industry, (ii) any experience possessed by the nominee as a director or senior officer of other public companies, (iii) the nominee’s educational background, (iv) the nominee’s reputation for high ethical standards and personal and professional integrity, (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications, (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board, (vii) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations, and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. This committee held four meetings during the fiscal year ended December 31, 2008.

The Audit Committee of the Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trust’s audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations, as well as operational issues relating to the transfer agent and custodian. The Trust was organized on May 29, 2007. This committee held four meetings during the fiscal year ended December 31, 2008.

The current membership of each committee is as follows:

Audit Committee	Contract Review and Governance Committee
Daniel M. Cain – Chairman	Edward A. Benjamin – Chairman
Jonathan P. Mason	Graham T. Allison, Jr.
Cynthia L. Walker	Charles D. Baker
Kenneth A. Drucker

As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Fund Securities Owned by the Trustees

As of December 31, 2008, the trustees had the following ownership in the Fund:

Independent Trustees

Dollar Range of Fund Shares*	Graham T. Allison, Jr.**	Charles D. Baker	Edward A. Benjamin**	Daniel M. Cain**	Kenneth A. Drucker**/****	Jonathan P. Mason	Sandra O. Moose**	Cynthia L. Walker
Gateway Fund***	A	A	A	A	E	A	A	A

Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee	E	E	E	E	E	D	E	E

*A.	None

B.	$1 - 10,000

C.	$10,001 - $50,000

D.	$50,001 - $100,000

E.	over $100,000

**	Amounts include economic value of notional investments held through the deferred compensation plan.

***	The Fund commenced operations on February 16, 2008.

****	Kenneth A. Drucker became a trustee effective July 1, 2008.

Interested Trustees

Dollar Range of Fund Shares*	Robert J. Blanding	John T. Hailer
Gateway Fund**	A	A

Aggregate Dollar Range of Fund Shares in Funds Overseen by Trustee in the Trusts	E	E

*A.	None

B.	$1 – 10,000

C.	$10,001 - $50,000

D.	$50,001 - $100,000

E.	over $100,000

**	The Fund commenced operations on February 16, 2008.

Trustee Compensation

The chairperson of the Board of Trustees receives a retainer fee at the annual rate of $200,000. The chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each committee meeting that he or she attends in person and $2,500 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each committee meeting that he or she attends in person and $3,125 for each meeting he or she attends telephonically. These fees are allocated among the Trust and the mutual fund portfolios in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

During the fiscal year ended December 31, 2008, the Trustees of the Trust received the amounts set forth in the following table for serving as Trustees of the Trust and for also serving as Trustees of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits:

Compensation Table

For the Fiscal Year Ended December 31, 2008

	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[2]
INDEPENDENT TRUSTEES
Graham T. Allison, Jr.	$7,124	$0	$0	$118,750
Charles D. Baker	$7,537	$0	$0	$127,500
Edward A. Benjamin	$8,424	$0	$0	$145,000
Daniel M. Cain	$8,841	$0	$0	$153,750
Richard Darman†	$165	$0	$0	$4,464
Kenneth A. Drucker††	$4,538	$0	$0	$61,250
Jonathan P. Mason	$8,077	$0	$0	$138,750
Sandra O. Moose	$12,011	$0	$0	$200,000
Cynthia L. Walker	$8,103	$0	$0	$140,000
INTERESTED TRUSTEES
John T. Hailer	$0	$0	$0	$0
Robert J. Blanding	$0	$0	$0	$0

[1]

Amounts include payments deferred by Trustees for the fiscal year ended December 31, 2008, with respect to the Trust. The total amount of deferred compensation accrued for Gateway Trust as of December 31, 2008 for the Trustees is as follows: Allison ($17,792), Baker ($1,679), Benjamin ($4,711), Cain ($7,276), Darman ($3,315), Mason ($881) and Walker ($2,514).

[2]

Total Compensation represents amounts paid during the fiscal year ended December 31, 2008 to a trustee for serving on the Board of Trustees of nine (9) trusts with a total of forty (40) funds as of December 31, 2008. The total compensation includes amounts received from the Loomis Sayles Massachusetts Tax Free Income Fund and Loomis Sayles Municipal Income Fund, which were liquidated on June 13, 2008, the Loomis Sayles Tax-Managed Equity Fund and Westpeak 130/30 Growth Fund, which were liquidated on August 22, 2008, the Natixis Moderate Diversified Portfolio, which was liquidated on December 5, 2008, and the Harris Associates Focused Value Fund, the sole series of Natixis Funds Trust III, which was liquidated on April 17, 2009.

†	Mr. Darman served as a Trustee until his death on January 25, 2008.

††	Mr. Drucker was appointed as Trustee effective July 1, 2008.

The Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a fund or funds selected by the trustee on the normal payment date for such fees.

As of the date of this Statement, the officers and trustees of the Trust collectively owned less than 1% of the then outstanding shares of the Fund and the Trust.

Code of Ethics

The Fund, the Adviser, and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from on the SEC’s IDEA system which can be accessed through www.sec.gov.

Proxy Voting Policies

The Board of Trustees of the Trust has adopted the Proxy Voting Policy and Guidelines (the “Guidelines”) for the voting of proxies for securities held by the Fund. Under the Guidelines, the responsibility for voting proxies generally is delegated to the Adviser. Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of the Fund and its shareholders. The Adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund’s investments that are managed by the Adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the Adviser. Proposals that, in the opinion of the Adviser, are in the best interests of shareholders are generally voted “for” and proposals that, in the judgment of the Adviser, are not in the best interests of shareholders are generally voted “against”. The Adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trust in connection with the voting of proxies. The Adviser shall make available to the Fund and the Fund’s administrator the records and information maintained by the Adviser under the Guidelines.

The Adviser, in turn, has formally adopted ISS Governance Services (“ISS”) proxy voting guidelines to determine how each issue on proxy ballots is to be voted and has appointed ISS (a subsidiary of RiskMetrics Group) as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of the Adviser. The Trustees review these proxy policies and voting procedures on an annual basis. ISS has developed its US Proxy Voting Manual, which provides guidelines for proxy voting that are designed to serve the best interests of investors. These guidelines outline the rationale for determining how particular issues should be voted. The Adviser has instructed ISS to vote in accordance with the guidelines unless the following conditions apply:

•

The Adviser’s portfolio management team has decided to override the ISS’s vote recommendation for the Fund based on it own determination that the Fund’s shareholders would best be served with a vote contrary to the ISS recommendation. Such decision(s) are documented by the Adviser and communicated to ISS and to the Board;

•

ISS does not give a vote recommendation, in which case the Adviser will independently determine how a particular issue should be voted. In these instances, the Adviser, through its portfolio management team, documents the reason(s) used in determining a vote and communicates the Adviser’s voting instruction to ISS. The Adviser will generally seek to vote in accordance with ISS’s guidelines; or

•

If voting on any particular security compromises Gateway’s ability to later transact in such security (e.g. shareblocking practices) or if, in Gateway’s judgment, the expected cost associated with the vote exceeds the expected benefits of the vote (e.g. non-U.S. security restrictions), then Gateway will abstain from voting on a particular security.

Information regarding how the Fund voted proxies related to its portfolio securities during the period from February 16, 2008 though June 30, 2008 is available on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Information About the Organization and Ownership of the Adviser

Gateway Investment Advisers, LLC, located at Rookwood Tower, Suite 600, 3805 Edwards Road, Cincinnati, Ohio 45209, serves as adviser to the Fund. The Adviser is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis, an investment banking and financial services firm; the Caisse

Nationale des Caisses d’Epargne (“CNCE”), a financial institution owned by French regional savings banks known as the Caisses d’Epargne; and Banque Fédérale des Banques Populaires (“BFBP”), a financial institution owned by regional cooperative banks known as the Banques Populaires. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of CNCE is 5, rue Masseran, 75007 Paris, France. The registered address of BFBP is 5, rue Leblanc, 75015 Paris, France.

The 15 principal subsidiary or affiliated asset management firms of Natixis US collectively had over $214 billion in assets under management or administration as of December 31, 2008.

The Adviser is the successor in interest to Gateway Investment Advisers, L.P., which is in turn the successor in interest to an investment adviser organized in 1977. The Adviser had over $7 billion in assets under management as of December 31, 2008. The Adviser makes investment decisions for the Fund.

Advisory Agreement

The Fund’s advisory agreement with the Adviser provides that the Adviser will furnish or pay the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser may delegate certain administrative services to its affiliates. The Adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the Fund’s assets in accordance with its investment objectives and policies.

The Fund pays all expenses not borne by the Adviser including, but not limited to, the charges and expenses of the Fund’s custodian and transfer agent, independent registered public accountants and legal counsel for the Fund and the Trusts’ Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Adviser, or its affiliates, other than affiliated registered investment companies. Certain expenses may be allocated differently among the Fund’s Classes A and C shares, on the one hand, and Class Y shares on the other hand. See “Description of the Trusts and Ownership of Shares” below.

The Fund’s advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Adviser upon 90 days’ written notice, and terminates automatically in the event of its assignment (as defined in the 1940 Act).

The advisory agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Distribution Agreements and Rule 12b-1 Plans

Under a separate agreement with the Fund, the Distributor serves as the principal distributor of each class of shares of the Fund. The Distributor’s principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under these agreements (the “Distribution Agreements”), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.

The Distributor is paid by the Fund the service and distribution fees described in the Prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A and Class C shares of the Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of the Fund’s shares.

The Fund has adopted Rule 12b-1 plans (the “Plans”) for its Classes A and C shares which, among other things, permit it to pay the Distributor monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to securities dealers are known as “trail commissions.” Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of the Fund, and (together with the related Distribution Agreement) by the Board of Trustees, including a majority of the Independent Trustees of the Trust.

Under the Plans, the Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to the Classes A and C shares. In the case of Class C shares, the Distributor retains the first year’s service fee of 0.25% assessed against such shares. For Class A and, after the first year, for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund’s shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund’s Class A shares.

The service fee on Class A shares may be paid only to reimburse the Distributor for expenses of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

The Fund’s Class C shares also pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average net assets of the Fund’s Class C shares. The Distributor retains the 0.75% distribution fee assessed against Class C shares during the first year of investment. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund’s shares, as distribution fees in connection with the sale of the Fund’s shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As stated in the Prospectus, investors will not be permitted to purchase $1,000,000 or more of Class C shares as a single investment per account.

Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trusts’ trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the relevant Trust shall be committed to the discretion of such Trustees.

Fees paid by Class A or Class C shares of the Fund may indirectly support sales and servicing efforts relating to shares of the other series of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. In reporting its expenses to the trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single fund’s shares, and allocates other expenses among the relevant funds based on their relative net assets. Expenses allocated to each fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Fund’s shares. As described in more detail below, the Distributor, the Adviser and their affiliates may, at their expense, pay additional amounts to dealers who have selling agreements with the Distributor. Class Y shares of the Fund may be offered by registered representatives of certain affiliates who are also employees of Natixis US and may receive compensation from the Adviser with respect to sales of Class Y shares.

The Distribution Agreement may be terminated at any time on 60 days’ notice to the Distributor without payment of any penalty, by either vote of a majority of the outstanding voting securities or by vote of a majority of the Independent Trustees. The Distribution Agreement may be terminated at any time on 90 days’ written notice to the Trust, without payment of any penalty.

The Distribution Agreement and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees cast in person at a meeting called for that purpose and (ii) by the vote of the Board of Trustees or by a vote of a majority of the outstanding securities of the Fund (or the relevant class, in the case of the Plans).

With the exception of the Distributor, its affiliated companies and those trustees that are not Independent Trustees, no interested person of the Trust or any trustee of the Trust had any direct or indirect financial interest in the operation of the Plans or any related agreement. Benefits to the Fund and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention and (3) enhanced portfolio management opportunities and bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the plans were not in place.

The Adviser controls the word “Gateway” in the names of the Trust and the Fund, and if the Adviser should cease to be the Fund’s adviser, the Trust or the Fund may be required to change their names and delete this word.

The Distributor also acts as principal distributor for the Natixis Funds Trusts, the Loomis Sayles Funds Trusts (except Class J shares of the Loomis Sayles Investment Grade Bond Fund) and Hansberger International Series. The address of the Distributor is 399 Boylston Street, Boston, Massachusetts 02116.

The portion of the various fees and expenses for Classes A and C shares that are paid (reallowed) to securities dealers are shown below.

Class A

Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)		Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $50,000	5.75%	5.00%		0.25%	5.25%
$50,000 - $99,999	4.50%	4.00%		0.25%	4.25%
$100,000 - $249,999	3.50%	3.00%		0.25%	3.25%
$250,000 - $499,999	2.50%	2.15%		0.25%	2.40%
$500,000 - $999,999	2.00%	1.70%		0.25%	1.95%

Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)		Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Investments of $1 million or more
First $3 million	None	1.00	%(1)	0.25%	1.25%
Excess over $3 million	None	0.50	%(1)	0.25%	0.75%
Investments with no Sales Charge (2)	None	0.00%		0.25%	0.25%

(1)	These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2)	Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A and C shares under the section “How Sales Charges Are Calculated.”

Class C

Class C service fees are payable regardless of the amount of the Distributor’s related expenses. The portion of the various fees and expenses for Class C shares of the Fund that are paid to securities dealers are shown below:

Investment	Maximum Front End Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
All amounts for Class C	None	1.00%	0.00%	1.00%

As described in the Prospectus, each purchase or sale of shares is effected at the NAV next determined after an order is received, less any applicable sales charge. The sales charge is allocated between the investment dealer and the Distributor, as indicated in the tables above. The Distributor receives the contingent deferred sales charge (the “CDSC”). Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides the Trust. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A shares to investment dealers from time to time.

For new amounts invested at NAV by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other Natixis Fund or if the account is registered in street name.

The Distributor, the Adviser and their affiliates may out of their own resources make additional payments to dealers who sell shares of the Fund. These payments may include: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale and/or servicing of Class A and C shares, (iii) payments based upon various factors, as described below, and (iv) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping, sub-transfer agency or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority (“FINRA”). The participation of such firms in financial assistance programs is at the discretion of the firm and the Distributor. The payments described in (iii) above may be based on sales (generally ranging from 0.05% to 0.25% of gross sales) and/or the amount of assets a dealer’s clients have invested in the funds (at annual rates generally ranging from 0.05% to 0.50% of the value of the clients’ shares). The actual payment rates to a dealer will depend upon how the particular arrangement is structured (e.g., solely asset based fees, solely sales based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Fund, redemption rates and the willingness of the dealer to provide access to its representatives for educational and marketing purposes. The payments to dealers described in this paragraph and elsewhere in this Statement, which may be significant to the dealers, may create an incentive for a dealer or its representatives to recommend or sell shares of a particular Fund or shares class over other mutual funds or share classes. Additionally, these payments may result in the Fund’s inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Investors should contact their dealers for details about the payment the dealers may receive.

In addition, the Adviser pays to Natixis Distributors 0.10% of the new assets of the Fund raised following the Reorganization. The Fund will bear these costs.

Dealers may charge their customers a processing fee or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by its individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Fund’s Prospectuses and this Statement. Customers will be provided with specific information about any processing or service fees charged by their dealer.

The commissions and sales charges for the last fiscal period were allocated as follows:

GATEWAY FUND*

12/31/08
Total commissions on sales of Class A shares	$2,003,792
Amount reallowed to other securities dealers	$1,737,554
Amount retained by Distributor	$266,238
Total CDSCs on redemptions of Classes A and C shares	$135,588
Amount paid to SG Constellation, LLC	$0
Amount retained by Distributor*	$135,588

*	See “Other Arrangements” for information about amounts received by the Distributor from the Trust’s investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to the Trust.

OTHER ARRANGEMENTS

Administrative Services

Natixis Advisors performs certain accounting and administrative services for the Fund, pursuant to an Administrative Services Agreement, as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, Natixis Advisors provides the following services to the Fund: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, (iii) the various registrations and filings required by various regulatory authorities and (iv) consultation and legal advice on Fund related matters.

For these services, the Fund paid the following for administrative fees to Natixis Advisors for the period from the close of business February 15, 2008 to December 31, 2008:

Fees	Fees Waived*
$2,091,581	$1,603,552

*	Natixis Advisors has contractually agreed to limit its administrative services fees attributable to the Fund through February 18, 2010.

Custodial Arrangements

State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian for the Trust. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total NAV, total net income and NAV per share of the Fund on a daily basis. Prior to the Reorganization, U.S. Bank, N.A. served as custodian for the Predecessor Fund.

Transfer Agency Services

Pursuant to contract between the Trust, on behalf of the Fund, and Boston Financial Data Services, Inc. (“Boston Financial”), whose principal business address is Two Heritage Drive, Quincy, Massachusetts 02171, Boston Financial acts as shareholder servicing and transfer agent for the Fund and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Fund’s shares.

Prior to the Reorganization, Gateway Investment Advisers, L.P. served as the transfer agent for the Predecessor Fund. Gateway Investment Advisers, L.P. was compensated for these services as a part of its advisory fee.

The Fund may also pay dealers whose clients invest in the Fund fees for sub-transfer agency and other similar services. As indicated above, the Distributor, the Adviser and their affiliates may also make payments for sub-transfer agency and similar services.

Independent Registered Public Accounting Firm

As of the Trust’s commencement of operations, on February 19, 2008, the Trust’s independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. The independent registered public accounting firm conducts an annual audit of the Fund’s financial statements, assists in the review of federal and state income tax returns and consults with the Trust as to matters of accounting and federal and state income taxation. The portions of the financial highlights and financial statements for periods prior to the Reorganization have been so included in reliance on the report of Ernst & Young LLP, Predecessor Fund’s independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Counsel to the Fund

Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Fund.

PORTFOLIO MANAGEMENT INFORMATION

PORTFOLIO MANAGERS’ MANAGEMENT OF OTHER ACCOUNTS

As of December 31, 2008, J. Patrick Rogers, CFA, Paul R. Stewart, CFA, and Michael T. Buckius, CFA (the “Portfolio Managers”) managed other accounts in addition to managing the Fund. The following table provides information on the other accounts managed by each Portfolio Manager.

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Name of Portfolio Manager	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
J. Patrick Rogers	4	$1.9 billion	—	$—	1	$50 million	—	$—	43	$478 million	—	$—
Paul R. Stewart	—	$—	—	$—	1	$50 million	—	$—	46	$467 million	—	$—
Michael T. Buckius	2	$700 million	—	$—	1	$50 million	—	$—	19	$120 million	—	$—

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by a Portfolio Manager. A Portfolio Manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. The goal of the Adviser is to meet its fiduciary obligation with respect to all clients. The Adviser has adopted policies and procedures to mitigate the effects of these conflicts. For more information on how the Adviser allocates investment opportunities between the Funds and their other clients, see the section below entitled, “Allocation of Investment Opportunity Among the Fund and Other Investors Managed by the Adviser.” Conflicts of interest also may arise to the extent a Portfolio Manager short-sells a stock in one client account but holds that stock long in other accounts, including the Fund, and through the use of “soft dollar arrangements”, which are discussed in the section “Portfolio Transactions and Brokerage” in the Fund’s Statement of Additional Information.

Portfolio Managers’ Compensation

The compensation of the Portfolio Managers is composed of two parts: base salary and incentive compensation related to the financial results of the Adviser (and not based on the investment performance of the Fund or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan. The incentive compensation component is anticipated to be larger than the base salary component. Mr. Rogers’ and Mr. Stewart’s employment agreements have initial terms ending December 31, 2012 and Mr. Buckius’ employment agreement has an initial term ending December 31, 2011. Each of the employment agreements provides for automatic renewals for successive one-year periods and, among other things, a specified base salary and certain undertakings not to compete with the Adviser or solicit its clients. For Mr. Rogers, those undertakings will expire the later of eight years from the date of the sale of assets of the Adviser's predecessor to the Adviser (the "Gateway Transaction") or three years from the termination of Mr. Rogers' employment. For Mr. Stewart and Mr. Buckius, the non-competition and non solicitation undertakings will expire the later of three years from the date of the Gateway Transaction, one year from the termination of employment, or one year after the period during which severance payments are made pursuant to the agreement. The profit sharing plan, applicable to the Portfolio Managers, provides for both a long-term incentive pool and a short-term incentive pool, the sizes of which will be determined based on profitability of the business.

Portfolio Managers’ Ownership of Fund Shares

As of December 31, 2008, Mr. Rogers and Mr. Stewart owned shares of the Fund worth more than $1 million and Mr. Buckius beneficially owned shares of the Fund worth between $500,001 and $1 million. There are various reasons why a Portfolio Manager may not own shares of the Fund in the future. One reason is that the Fund's investment objectives and strategies may not match those of the Portfolio Manager's personal investment objective. Also, the Portfolio Manager may invest in other Funds or pooled investment vehicles or separate accounts managed by the Portfolio Manager in a similar style to the Fund. Administrative reasons (such as facilitating compliance with the adviser's code of ethics) also may explain why a Portfolio Manager has chosen not to invest in the Fund.

Allocation of Investment Opportunity Among the Fund and Other Investors Managed by the Adviser

The Adviser manages other accounts using investment strategies similar to that of the Fund. A conflict of interest may exist if the Adviser identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Adviser may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser are generally managed in a similar fashion, subject to exceptions, such as those resulting from different cash availability and/or liquidity requirements, investment restrictions or policies, the time competing accounts have had funds available for investment or have had investments available for sale, an account’s participation in other opportunities, tax considerations and the relative size of portfolio holdings of the same or comparable securities. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of equity securities, the Adviser selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Adviser may place orders for the Fund which, combined with orders for the Adviser’s other clients, may impact the price of the relevant security. This could cause the Fund to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Trust’s Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

As discussed in more detail below, the Adviser’s receipt of brokerage and research products may sometimes be a factor in the Adviser’s selection of a broker or dealer to execute transactions for the Fund where the Adviser believes that the broker or dealer will provide the best execution of the transactions. Such brokerage and research services may be paid for with the Adviser’s own assets or may, in connection with transactions in securities effected for client accounts for which the Adviser exercises investment discretion, be paid for with client commissions (the latter sometimes referred to as “Soft Dollars”).

Transactions on stock and option exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the over the counter market, there is generally no stated commission but the price usually includes an undisclosed commission or mark up.

In effecting portfolio transactions for the Fund, the Adviser is obligated to seek best execution, which is to execute the Fund’s transactions where the most favorable combination of price and execution services are available (“best execution”), except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In seeking best execution, the Adviser, in the Fund’s best interest, considers all relevant factors, including:

•	price;

•	the size of the transaction;

•	the nature of the market for the security;

•	the amount of commission;

•	the timing of the transaction taking into account market prices and trends;

•	the reputation, experience and financial stability of the broker dealer involved;

•	the quality of service rendered by the broker dealer in other transactions.

The Adviser may not consider sales of shares of the Fund as a factor in the selection of broker dealers to execute securities transactions for it, nor may the Fund or the Adviser enter into any agreement or understanding under which the Fund directs brokerage transactions or revenues generated by those transactions to brokers to pay for distribution of Fund shares. Nevertheless, the Fund or the Adviser may place portfolio transactions with brokers or dealers who promote or sell Fund shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. Closing option transactions are usually effected through the same broker dealer that executed the opening transaction.

The Trust has no obligation to deal with any broker or dealer in the execution of its transactions. Transactions in the over the counter market can be placed directly with market makers who act as principals for their own account and include mark ups in the prices charged for over the counter securities. Transactions in the over the counter market can also be placed with broker dealers who act as agents and charge brokerage commissions for effecting over the counter transactions. The Trust may place its over the counter transactions either directly with principal market makers, or with broker dealers if that is consistent with the Adviser’s obligation to obtain best qualitative execution.

While the Adviser does not intend to limit the placement of orders to any particular broker or dealer, the Adviser generally gives preference to those brokers or dealers who are believed to give best execution at the most favorable prices and who also provide research, statistical or other services to the Adviser and/or the Trust. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Commissions charged by brokers who provide these services may be higher than commissions charged by those who do not provide them. Higher commissions are paid only if the Adviser determines that they are reasonable in relation to the value of the services provided. The availability of such services was taken into account in establishing the advisory fee. Specific research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of its accounts and may not be used with respect to the Fund. Similarly, specific research services furnished by brokers who execute transactions for other Adviser clients may be used by the Adviser for the benefit of the Trust.

General

Subject to procedures adopted by the Board of Trustees of the Trust, the Fund’s brokerage transactions may be executed by brokers that are affiliated with Natixis US or the Adviser. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the Fund’s dealer in connection with such transactions.

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of the Fund’s expenses.

It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

DESCRIPTION OF THE TRUST

The Declaration of Trust of Gateway Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declaration of Trust further permits the Trust’s Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Trust’s Board of Trustees may determine. When you invest in the Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Trust’s Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

The shares of the Fund are divided into three classes: Class A, Class C and Class Y. Class Y shares are available for purchase only by certain eligible investors and have higher minimum purchase requirements than Classes A and C. All expenses of the Fund (including advisory fees but excluding class specific expenses such as transfer agency fees (“Other Expenses”)) are borne by its Classes A, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A and C and may be charged at a separate rate to each such class. Other Expenses of Classes A and C are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the Fund and Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable.

The Declaration of Trust also permits the Trust’s Board of Trustees, without shareholder approval, to subdivide the Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. The Trust’s Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or, with shareholder approval, merge two or more existing series or classes. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “fund”).

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Fund. Similarly, any class within the Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the Trust or Fund upon written notice to its shareholders.

VOTING RIGHTS

Shareholders of the Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

All classes of shares of the Fund have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series voting in the aggregate as a single class without regard to series or class except (i) when required by the 1940 Act and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust’s independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a NAV of at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trust’s registration statement or (4) is submitted to the shareholders by the trustees. If one or more new series of the Trust is established and designated by the trustees, the shareholders having beneficial interests in the Fund shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of trustees and officers of the Trust and trustees and officers of the Predecessor Fund, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

HOW TO BUY SHARES

The procedures for purchasing shares of the Fund are summarized in the Prospectuses. All purchases made by check should be in U.S. dollars and made payable to Natixis Funds.

Shares may also be purchased either in writing, by phone, by wire, by electronic funds transfer using Automated Clearing House (“ACH”), by exchange, as described in the Prospectuses, or through firms that are members of the FINRA and that have selling agreements with the Distributor. For purchase of Fund shares by mail, the trade date is the day of receipt of the check in good order by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the “NYSE”) on a day when the NYSE is open. For purchases through the ACH system, the shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have approved banking information on file. With respect to shares purchased by wire or through the ACH system, shareholders should bear in mind that the transactions may take two or more days to complete. Banks may charge a fee for transmitting funds by wire.

You may also use Natixis Funds Personal Access Line® (800-225-5478, press 1) or Natixis Funds website (www.funds.natixis.com) to purchase Fund shares (except for Class Y shares). For more information, see the section “Shareholder Services” in this Statement.

At the discretion of the Distributor, bank trust departments or trust companies may also be eligible for investment in Class Y shares at a reduced minimum, subject to certain conditions including a requirement to meet the minimum investment balance within a specified time period. Please contact the Distributor at 800-225-5478 for more information. At the discretion of the Distributor, clients of Natixis Advisors may purchase, at NAV, Class A shares of Natixis Funds that do not offer Class Y shares.

Class Y shareholders of the Fund may be permitted to open an account without an initial investment and then wire funds into the account once established. These shareholders will still be subject to the investment minimums as detailed in the Prospectuses of the Fund.

REDEMPTIONS

The procedure for redemption of shares of the Fund is summarized in the Prospectuses. As described in the Prospectuses, a CDSC may be imposed on certain redemptions of Classes A and C shares. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. The charge will not be applied to dollar amounts representing an increase in the NAV of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

The Fund will only accept medallion signature guarantees bearing the STAMP 2000 Medallion imprint. However, a medallion signature guarantee may not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, or if the proceeds are going to a bank on file. Please contact the Fund at 800-225-5478 with any questions regarding when a medallion signature guarantee is required.

If you select the telephone redemption service in the manner described in the next paragraph, shares of the Fund may be redeemed by calling toll free 800-225-5478. A wire fee may be deducted from the proceeds if you elect to receive the funds wired to your bank on record. Telephone redemption requests must be received by the close of regular trading on the NYSE. Requests made after that time or on a day when the NYSE is closed will receive the next business day’s closing price. The proceeds of a telephone withdrawal will normally be sent within three business days following receipt of a proper redemption request, although it may take longer.

In order to redeem shares by telephone, a shareholder automatically receives access to the ability to redeem shares by telephone when completing the Fund application, which is available at www.funds.natixis.com or from your investment dealer. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked “VOID” and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to Boston Financial or your investment dealer a completed Service Options Form, which may require a medallion signature guarantee or a Signature Validation Program Stamp. Telephone redemptions by ACH or wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Fund, the Distributor, the transfer agent and State Street Bank (the Fund’s custodian) are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. Boston Financial (the Fund’s transfer agent), as agreed to with the Fund, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor’s telephone instructions and recording an investor’s instructions.

Shares purchased by check or through ACH may not be available immediately for redemption to the extent the check or ACH transaction has not cleared. The Fund may withhold redemption proceeds for ten days when redemptions are made within ten calendar days of purchase by check or through ACH.

The redemption price will be the NAV per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation are received by the transfer agent or your investment dealer in proper form. Payment normally will be made by the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Fund reserves the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Fund), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees. The CDSC may also be waived on redemptions within one year following the death of (i) the sole shareholder of an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfer to Minors Act or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption occurring within one year of death. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account.

The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from 403(b)(7) custodial accounts due to death or disability.

The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of Natixis Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

In order to redeem shares electronically through the ACH system, a shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone request must be received no later than the close of the NYSE. Upon receipt of the required information, the appropriate number of shares will be redeemed and the monies forwarded to the bank designated on the shareholder’s application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder’s bank within three business days. The availability of these monies will depend on the individual bank’s rules.

The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind, if the Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of the Fund. The redemptions in kind will be selected by the Fund’s Adviser in light of the Fund’s objective and will not generally represent a pro rata distribution of each security held in the Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of the Fund at the beginning of such period.

The Fund does not currently impose any redemption charge other than the CDSC imposed by the Fund’s distributor, as described in the Prospectuses. The Board of Trustees reserves the right to impose additional charges at any time. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also “Taxes,” below.

The Fund reserves the right to suspend account services or refuse transaction requests if the Fund receives notice of a dispute between registered owners or of the death of a registered owner or the Fund suspects a fraudulent act. If the Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after the Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If the Fund determines that its suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the NAV next determined after the transaction request was first received in good order.

Reinstatement Privilege (Class A Shares Only)

The Prospectus describes redeeming shareholders’ reinstatement privileges for Class A shares. In order to exercise the reinstatement privilege, you must provide a new investment check made payable to Natixis Funds and written notice to Natixis Funds (directly or through your financial representative) within 120 days after the date of your redemption. The reinstatement or exchange will be made at NAV next determined after receipt of the notice and the new investment check in good order and will be limited to the amount of the redemption proceeds. Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Fund should consult with their tax advisers with respect to the effect of the “wash sale” rule if a loss is realized at the time of the redemption.

SHAREHOLDER SERVICES

Open Accounts

A shareholder’s investment is automatically credited to an open account maintained for the shareholder by Boston Financial. Following each additional investment or redemption from the account initiated by an investor (with the exception of systematic investment plans), a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, the Fund will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record.

The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for any class of shares.

The costs of maintaining the open account system are paid by the Fund and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

Minimum Balance Policy

The Fund’s minimum balance policy is described in the Prospectus. Although determination of whether to deduct the minimum balance fee or close an account is made at the discretion of the Fund, as described in the Prospectus, the Fund will not deduct the minimum balance fee from an account and then close that same account for falling below the minimum balance in the same year.

Automatic Investment Plans (Classes A and C Shares)

Subject to the Fund’s investor eligibility requirements, investors may automatically invest in additional shares of the Fund on a monthly basis by authorizing the Distributor to draw checks from an investor’s bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, and is forwarded to Boston Financial for investment in the Fund. A plan may be opened with an initial investment of $1,000 or more and thereafter regular monthly checks of $50 or more will be drawn on the investor’s account. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. A Service Options Form must be completed to open an automatic investment plan and may be obtained by calling the Fund at 800-225-5478, your investment dealer, or by visiting the Fund’s website at www.funds.natixis.com.

This program is voluntary and may be terminated at any time by Boston Financial upon notice to existing plan participants. The Investment Builder Program plan may be discontinued at any time by the investor upon written notice to Boston Financial, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation, or by written notice to the shareholder at least thirty days prior to any payment date. The Fund is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans and Other Plans Offering Tax Benefits (Class A and Class C Shares)

The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Fund or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b)(7) plans.

The minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectuses. For these plans, initial investments in the Fund must be at least $1,000 for IRAs and Keogh plans using the Natixis Funds’ prototype document and $500 for Coverdell Education Savings Accounts and at least $100 for any subsequent investments. There is no initial or subsequent investment minimum for 403(b)(7) plans using Natixis Funds’ prototype document. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.

Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectus relating to Class Y shares.

Systematic Withdrawal Plans (Classes A and C Shares)

An investor owning Fund shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan (a “Plan”) providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from Boston Financial or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a medallion signature guarantee is provided. Please consult your investment dealer or the Fund.

A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account’s market value or (3) for Natixis sponsored IRA accounts only, a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. No CDSC applies to redemptions pursuant to the Plan.

All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) at NAV determined on the record date.

Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in NAV. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Fund and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See “Redemptions” and “Taxes” below for certain information as to federal income taxes.

It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Plan. Accordingly, the Fund and the Distributor do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. Natixis Funds may modify or terminate this program at any time.

Because of statutory restrictions this Plan may not be available to pension or profit-sharing plans, IRAs or 403(b) (7) plans that have State Street Bank as trustee. Different documentation may be required.

Dividend Diversification Program

You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of a Natixis Fund, subject to the investor eligibility requirements of that Natixis Fund and to state securities law requirements. Shares will be purchased at the Natixis Fund’s NAV (without a sales charge or CDSC) on the dividend payable date. A dividend diversification account must be registered to the same shareholder(s) as the distributing Fund account and, if a new account in the purchased Natixis Fund is being established, the purchased Natixis Fund’s minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any Natixis Fund, you must obtain and carefully read a copy of that Fund’s Prospectuses.

Exchange Privilege

A shareholder may exchange Class A and C shares of the Fund for shares of the same class of a Natixis Fund, Natixis Cash Management Trust – Money Market Series (the "Money Market Fund") or series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers that class (subject to the investor eligibility requirements, if any, of the fund into which the exchange is being made and any other limits on the sales of or exchanges into that fund) on the basis of relative NAVs at the time of the exchange without any sales charge. An exchange of shares in one fund for shares of another fund is a taxable event on which gain or loss may be recognized. When an exchange is made from the Class A or Class C shares of the Fund to the same class of shares of another fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC. As stated above, if you own Class A or Class C shares, you may also elect to exchange your shares of the Fund for shares of the same class of the Money Market Fund. On all exchanges of Class C shares subject to a CDSC into the Money Market Fund, the exchange stops the aging period relating to the CDSC. The aging period resumes only when an exchange is made back into Class C shares of a fund. An exchange of Class A shares of the Fund subject to a CDSC for Class A shares of the Money Market Fund will not stop the aging period relating to the CDSC. Shareholders may also exchange their shares in the Money Market Fund for shares of the same class of any other Natixis fund listed below, subject to those funds' eligibility requirements and sales charges and certain limitations set forth in the Prospectus for the Money Market Fund. If you own Class Y shares, you may exchange those shares for Class Y shares of other funds, for Institutional Class shares of any series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers Institutional Class shares or for Class A shares of the Money Market Fund. Shareholders who were shareholders of the Predecessor Fund as of the date of the Reorganization and (1) whose account value is $100,000 or more or (2) whose account otherwise meets the eligibility requirements for Class Y, may exchange their Class A shares for Class Y shares of the Fund. Shareholders who hold their shares through certain financial intermediaries may not be eligible to convert their Class A shares to Class Y Shares. These options are summarized in the Fund's Prospectuses. An exchange may be effected, provided that neither the registered name nor address of the accounts is different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund at 800-225-5478, (2) a written exchange request to the Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or (3) visiting our website at www.funds.natixis.com. You must acknowledge receipt of a current Prospectus for the Fund before an exchange for the Fund can be effected. The minimum amount for an exchange is the minimum amount to open an account or the total NAV of your account, whichever is less.

Accounts participating in wrap fee programs or held through a Registered Investment Adviser may exchange Class A shares of a fund for Class Y shares of the same fund without paying a CDSC. In order to exchange shares, a representative of the wrap fee program or Registered Investment Adviser must follow the procedures set forth by the Distributor. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. The Fund reserves the right to suspend or change the terms of exchanging shares. Each fund and the Distributor reserve the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interests of the fund’s other shareholders or possibly disruptive to the management of the Fund.

Agents, general agents, directors and senior officers of New England Financial and its insurance company subsidiaries may, at the discretion of New England Financial, elect to exchange Class A shares of any series of the Trusts acquired in connection with deferred compensation plans offered by New England Financial for Class Y shares of any series of the Trusts which offers Class Y shares. To obtain a Prospectus and more information about Class Y shares, please call the Distributor toll free at 800-225-5478.

Before requesting an exchange into any Natixis Fund, the Money Market Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II, please read its Prospectuses carefully. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days’ advance notice of any material change to the exchange privilege.

Automatic Exchange Plan (Classes A and C Shares)

As described in the Prospectus a shareholder may establish an Automatic Exchange Plan under which shares of the Fund are automatically exchanged each month for shares of the same class of one or more of the other Funds. Registration on all accounts must be identical. The Fund minimum of the new fund must be met in connection with each investment. The two dates each month on which exchanges may be made are the 15th and 28th (or the first business day thereafter if either the 15th or the 28th is not a business day) until the account is exhausted or until Boston Financial is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form may be used to establish an Automatic Exchange Plan and is available from Boston Financial, your financial representative or by visiting our website at www.funds.natixis.com.

Restrictions on Buying, Selling and Exchanging Shares

As stated in the Fund’s Prospectus, the Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason. When a purchase or exchange order is rejected, the Fund or the Distributor will send notice to the prospective investor or the investor’s financial intermediary promptly after receipt of the rejected order.

Broker Trading Privileges

The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund’s NAV next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than 9:30 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

Transcript Requests

Transcripts of account transactions will be provided, free of charge, at the shareholders’ request.

Self-Servicing Your Account with Natixis Funds Personal Access Line® and Website

Natixis Funds shareholders may access account information, including share balances and recent account activity, online by visiting our website at www.funds.natixis.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. Natixis Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling Natixis Funds at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our website at www.funds.natixis.com.

Investor activities through these mediums are subject to the terms and conditions outlined in the following Natixis Funds Online and Telephonic Customer Agreement. This agreement is also posted on our website. The initiation of any activity through the Natixis Funds Personal Access Line® or website at www.funds.natixis.com by an investor shall indicate agreement with the following terms and conditions:

Natixis Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this website and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current Prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE FUND COMPANY.

You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUSES OF THE FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE NATIXIS FUNDS PERSONAL ACCESS LINE®.

You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

You agree that Natixis Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

Natixis Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and Natixis Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly Natixis Funds bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While Natixis Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our website that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify Natixis Funds if any of the following occurs:

1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

3. You transmit a transaction for which you do not receive a confirmation number.

4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

Any costs incurred in connection with the use of the Natixis Funds Personal Access Line® or the Natixis Funds Internet site including telephone line costs and Internet service provider costs are solely your responsibility. Similarly, Natixis Funds makes no warranties concerning the availability of Internet services or network availability.

Natixis Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING NATIXIS FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to Natixis Funds should be sent to:

Natixis Funds

P. O. Box 219579

Kansas City, MO 64121-9579

Notification may also be made by calling 800-225-5478 during normal business hours.

NET ASSET VALUE

The method for determining the public offering price and net asset value per share is summarized in the Prospectuses.

The total net asset value or “NAV” of each class of shares of the Fund (the excess of the assets of the Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. The Fund does not expect to price their shares on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities, including closed-end investment companies and exchange traded funds, for which market quotations are readily available, are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotation on the applicable NASDAQ market. Debt securities for which market quotations are readily available (other than short-term obligations purchased with an original or remaining maturity of 60 days or less) are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Domestic exchange-traded single equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations.

Exchange-traded index options and foreign exchange-traded single equity options are valued at the average of the closing bid and asked quotations. Futures are valued at the most recent settlement price. Under normal market conditions, the Fund will generally consider the value of index options determined at the close of trading on the Chicago Board Options Exchange (the “CBOE”) (normally 4:15 p.m., Eastern time) to be the value at the close of the NYSE (normally 4:00 p.m., Eastern time). However, if under the Fund’s valuation procedures a significant change in the value of the S&P 500 futures contracts is considered to have occurred between the close of the NYSE and the close of the CBOE, the Fund will consider the closing price on the CBOE to not reflect the value of the index options at the close of the NYSE. In such circumstances the index options will be fair valued by or pursuant to procedures approved by the Board of Trustees. On the last business day of the month, the Fund will fair value index options using the closing rotation values as published by the CBOE. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The per share NAV of a class of the Fund’s shares is computed by dividing the number of shares outstanding into the total NAV attributable to such class. The public offering price of a Class A share of the Fund is the NAV per share next-determined after a properly completed purchase order is accepted by Boston Financial or State Street Bank, plus a sales charge as set forth in the Fund’s Prospectus. The public offering price of Class C or Y shares of the Fund is the next-determined NAV.

REDUCED SALES CHARGES

The following special purchase plans are summarized in the Prospectuses and are described in greater detail below. Investors should note that in many cases, the broker, and not the Fund, is responsible for ensuring that the investor receives current discounts.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure you obtain the proper “breakpoint” discount. In order to reduce your sales charge, it will be necessary at the time of purchase to inform the Distributor and your financial intermediary, in writing, of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to the investor’s account.

You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold Fund shares, including accounts with other financial intermediaries, and your family members’ and other related parties’ accounts, in order to verify your eligibility for the reduced sales charge.

Cumulative Purchase Discount. The Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder’s “total investment” in the Fund reaches the breakpoint for a reduced sales charge in the table under “How Sales Charges Are Calculated - Class A shares” in the Class A Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of the fund or one or more other Natixis Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of the Fund or another Natixis Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

Letter of Intent

A Letter of Intent (a “Letter”), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $25,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint.

If the shareholder’s intended aggregate purchases of all series and classes of the Trust over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Fund’s transfer agency.

A reduced sales charge is available for aggregate purchases of all series and classes of shares of the Trust pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation (“ROA”) towards the breakpoint level that will be reached upon the completion of the 13 months’ purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the “public offering price computed on such date.”

The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trust held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

The Fund’s transfer agent will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to the Fund’s transfer agent the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes the Fund’s transfer agent to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

Combining Accounts

For purposes of determining the sales charge applicable to a given purchase, a shareholder may elect to combine the purchase and the shareholder’s total investment (calculated at the current public offering price) in all series and classes of the Fund and Natixis Funds (excluding the Money Market Fund, unless the shares were purchased through an exchange with another Natixis Fund) with the purchases and total investment of the shareholder’s spouse, parents, children, siblings, grandparents, grandchildren, and in-laws of those previously mentioned single trust estates, individual fiduciary accounts and sole proprietorships or any other group of individuals acceptable to the Distributor. If the combined value of the purchases and total investments exceed a sales charge breakpoint as disclosed in the Prospectuses, the lower sales charge applies to the entire amount of the purchase, even though some portion of that investment is below the breakpoint to which a reduced sales charge applies.

For certain retirement plans, the Distributor may, in its discretion, combine the purchases and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

Purchases and total investments of individuals may not be combined with purchases and total investments of the retirement plan accounts described in the preceding paragraph for the purpose of determining the availability of a reduced sales charge. Only the purchases and total investments in tax-qualified retirement plans or other employee benefit plans in which the shareholder is the sole participant may be combined with individual accounts for purposes of determining the availability of a reduced sales charge.

Combining with Other Series and Classes of the Natixis Funds. A shareholder’s total investment for purposes of the cumulative purchase discount includes the value at the current public offering price of any shares of series and classes of the Trusts that the shareholder owns (which excludes shares of the Money Market Fund unless such shares were purchased by exchanging shares of any other Natixis Fund). Shares owned by persons described in the first paragraph under “Combining Accounts” above may also be included.

Clients of Natixis Advisors and the Adviser

Investment advisory clients of Natixis Advisors and the Adviser may invest in Class Y shares of the Fund below minimums stated in the Class Y prospectus. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares of the Fund by (1) clients of an adviser to any series of the Trusts or another Natixis Fund; any director, officer or partner of a client of an adviser to any series of the Trusts or another Natixis Fund; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser to any series of the Trusts or another Natixis Fund if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser to any series of the Trusts or another Natixis Fund. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase. In addition, the front-end sales charge or CDSC may be waived for investments in Class A shares, for Funds that do not offer Class Y shares, by clients of an adviser to any series of the Trusts or another Natixis Fund.

Eligible Governmental Authorities

There is no sales charge or CDSC related to investments in Class A shares by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

Investment Advisory Accounts

Class A shares of the Fund may be purchased at NAV by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and “rabbi trusts.” Investors may be charged a fee if they effect transactions through a broker or agent.

Certain Broker-Dealers and Financial Services Organizations

Class A shares of the Fund also may be purchased at NAV through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may also receive compensation paid by Natixis Advisors, or their affiliates out of their own assets (as described above under “Distribution Agreements and Rule 12b-1 Plans”), and/or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

Certain Retirement Plans

Class A shares of the Fund are available at NAV for investments by participant-directed 401(a) and 401(k) plans that have $1 million or more in total plan assets or 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor and which may be subject to certain operational and minimum size requirements specified from time to time by the Distributor. The Distributor may pay compensation to such third party administrators or dealers. This compensation may be paid indirectly by the Fund in the form of service and/or distribution fees.

Bank Trust Departments or Trust Companies

Class A shares of the Fund are available at NAV for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

DISTRIBUTIONS

As described in the Prospectuses, it is the policy of the Fund to pay its shareholders each year according to the schedule specified in the Prospectuses, as dividends, all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

Ordinary income dividends and capital gain distributions are payable on the ex-dividend date in full and fractional shares of the relevant class of the Fund based upon the NAV determined as of the close of the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Fund. In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned as “undeliverable” to the Fund, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, federal tax information will be furnished to each shareholder for each calendar year generally on or before January 31st of the succeeding year.

TAXES

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the Fund

The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) net income derived from interests in qualified publicly traded partnerships (“QPTPs”); (ii) diversify its holdings so that at the end of each quarter of the Fund’s taxable year (a) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (1) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (2) in the securities of one or more QPTPs; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived by the Fund from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the Fund. However, 100% of the net income derived from an interest in a QPTP (generally, a partnership (a) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from the qualifying income described in (i)(a) above will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP.

For purposes of the diversification requirements set forth in (ii) above, outstanding voting securities of an issuer include the equity securities of a QPTP. Also for purposes of meeting the diversification requirements, in the case of the Fund’s investments in loan participation interests, the Fund shall treat both the intermediary and the issuer of the underlying loan as an issuer.

Assuming that it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as "qualified dividend income" in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund's shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If the Fund retains any investment company taxable income, the Fund will be subject to tax at regular corporate rates on the amount retained. The Fund also intends to distribute annually all or substantially all of its net capital gain. If the Fund does retain any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who then, in turn, (i) will be required to include in income for federal income tax purposes, as long-term capital gains, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on properly filed U.S. tax returns to the extent the credit exceeds such liabilities. In this even, for federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes (see below for a discussion of Capital Gain Dividends), a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In addition, in determining its investment company taxable income and net capital gain, a regulated investment company may elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the Fund so elects) plus undistributed amounts from prior years. For these purposes, the Fund will be treated as having distributed any amount on which it is subject to income tax. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For federal income tax purposes, distributions of investment income generally are taxable to Fund shareholders as ordinary income to the extent of the Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on assets it has owned (or deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or deemed to have owned) for one year or less. Distributions of net long-term capital gains (that is, the excess of net long-term gains over net short-term capital losses) that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2011. Distributions of net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) will generally be taxable as ordinary income. Distributions from capital gains generally are made after applying any available capital loss carryovers.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares . Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

For taxable years beginning before January 1, 2011, qualified dividend income received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest , or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company (as defined below). Income derived from investments in fixed-income securities, derivatives and REITs generally is not eligible for treatment as qualified dividend income.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, excluding net long-term capital gain over net short-term capital loss, then 100% of the Fund’s dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of the Fund generally will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as an eligible dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code (for example, the dividends received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of Fund shares will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Options, Futures, Forward Contracts and Other Financial Instruments

The Fund may purchase or sell (write) options. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If a put option written by the Fund is exercised and the Fund purchases the underlying stock, that purchase does not give rise to any gain or loss at that time and the Fund’s basis in the stock will generally equal the exercise price of the put option reduced by the premium the Fund received for writing the option. Gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying stock generally will be short-term gain or loss. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The Fund may write covered call options, which in turn may trigger the federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or quality for the dividends received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends received deduction, as the case may be.

The tax treatment of certain futures contracts which may be entered into by the Fund as well as listed non-equity options which may be written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated, with certain exceptions, as 60/40 gain or loss.

In addition to these special rules for futures and options transactions, the Fund's transactions in other derivatives (for example, forwards and swaps) as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules, therefore, could affect the amount, timing and character of distributions to shareholders. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the Internal Revenue Service (the “IRS”) with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of the Fund’s transactions in derivative instruments or other hedging or related transactions or transactions, if any, in foreign currencies or foreign currency denominated instruments are likely to produce a difference between the Fund’s book income and taxable income. If the Fund’s book income exceeds its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the Fund’s shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

If the Fund invests in foreign securities, it may own shares (or be treated as owning shares) in certain foreign entities that are treated as “passive foreign investment companies” (“PFICs”), which could potentially subject the Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on gains from a disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of each taxable year of the Fund. Such gains and losses are treated as ordinary income and loss. The Fund may also in certain cases elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund would be required to include in its income annually its share of the PFIC’s income and net capital gains, regardless of whether it receives distributions from the PFIC.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

REITs, REMICs and TMPs

The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) it otherwise would have continued to hold.

The Fund may invest in residual interests in real estate mortgage investment conduits (“REMICs”), or equity interest in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a regulated investment company will generally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. See “Tax-Exempt Shareholders” below for a discussion of the special tax consequences that may result where a tax-exempt entity invests in a regulated investment company that recognizes excess inclusion income The Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs or equity interest in TMPs.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

The Fund’s investments, if any, in debt securities issued at a discount and certain other obligations as well as investments in securities purchased at a discount may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. Payment-in-kind securities will also give rise to income which is required to be distributed and is taxable even though the Fund receives no payment in cash on the security during the year.

Foreign Taxation

Income received by the Fund from investments in securities of foreign issuers may be subject to withholding and other taxes. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund generally does not expect that a shareholder will be entitled to claim a credit or deduction with respect to such foreign taxes incurred by the Fund.

Foreign Currency Transaction

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Tax-Exempt Shareholders

Under current law, the Fund generally serves to block (that is, prevent the attribution to shareholder of) UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder may realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund's investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Special tax consequences also apply where CRTs invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, if a CRT (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not realize UBTI as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund and the Fund recognizes excess inclusion income, the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT (or other shareholder), and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2010. This rate will expire and the backup withholding tax rate will be 31% for amounts paid after December 31, 2010 unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders

Capital Gain Dividends generally will not be subject to withholding of federal income tax. Dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “Foreign Person”) generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if the dividends are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Foreign Person directly, would not be subject to withholding.

Effective for taxable years beginning before January 1, 2010, in general and subject to certain limitations the Fund is not required to withhold any amounts (i) with respect to U.S. source interest income is of types similar to those not subject to U.S. federal income tax if earned directly by an individual Foreign Person, to the extent such distributions are properly designated by the Fund as “interest-related dividends,” and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund as “short-term capital gain dividends.” Depending on the circumstances, the Fund may make such designations with respect to all, some or none of their potentially eligible dividends or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.

If a beneficial holder of Fund shares who or which is a Foreign Person has a trade or business in the United States, and Fund dividends received by such holder are effectively connection with the conduct of such trade or business, the dividends generally will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of shares who or which is a Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale or redemption of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale, redemption or Capital Gain Dividend and certain other conditions are met.

Foreign Persons should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax described above or a reduced rate of withholding provided by treaty.

Other Tax Matters

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of such an investment on their particular tax situation.

Dividends, distributions and gains from the sale of the Fund’s shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

PERFORMANCE INFORMATION

Yield and Total Return

The Fund may advertise the yield and total return of each class of its shares. The Fund’s yield and total return will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield and total return and the tax exempt status of distributions should be considered when comparing the Fund’s yield and total return to yields and total returns published for other investment companies and other investment vehicles. Yield and total return should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields and total returns do not take into account any applicable sales charges or CDSC. Yield and total return may be stated with or without giving effect to any expense limitations in effect for the Fund. For those funds that present yields and total returns reflecting an expense limitation or waiver, its yield would have been lower if no limitation or waiver were in effect. Yields and total returns will generally be higher for Class A shares than for Class C shares, because of the higher levels of expenses borne by the Class C shares. Because of its lower operating expenses, Class Y shares of the Fund can be expected to achieve a higher yield and total return than the same Fund’s Classes A and C shares.

The Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class’s distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the NAV. If the NAV, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

At any time in the future, yield and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that share prices, expressed as the NAVs per share, will vary just as yield and total return will vary. An investor’s focus on the yield of the Fund to the exclusion of the consideration of the share price of the Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

For periods prior to the Reorganization, the Fund’s performance information will be based on that of the Predecessor Fund.

FINANCIAL STATEMENTS

The financial statements, financial highlights and the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Fund included in the Fund’s annual report dated December 31, 2008, are incorporated herein by reference to such report. Information for the period ending prior to December 31, 2007 was audited by another registered independent public accountant. Certain information reflects financial results for a single share of the Fund. The Fund’s annual and semiannual reports will be available upon request and without charge. The Fund will send a single copy of its annual and semiannual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 800-225-5478, by writing to the Fund at: 399 Boylston Street, Boston, Massachusetts 02116 or by visiting the Fund’s website at www.funds.natixis.com. The annual and semiannual reports will also be available on-line at the SEC’s website at www.sec.gov.

Registration Nos. 333-144744

811-22099

GATEWAY TRUST

PART C

OTHER INFORMATION

Item 23.	Exhibits

(a)		Articles of Incorporation.

	(1)	The Registrant’s Agreement and Declaration of Trust dated May 29, 2007 (the “Agreement and Declaration”) is incorporated by reference to exhibit (1) to the Registration Statement (the “Registration Statement”) on Form N-14AE filed on October 23, 2007.

(b)		By-Laws.

	(1)	The Registrant’s Amended and Restated By-Laws dated September 23, 2008 is filed herewith.

(c)		Instruments Defining Rights of Security Holders.

	(1)	Rights of shareholders are described in Article III, Section 6 of the Agreement and Declaration, which is incorporated by reference to exhibit (1) to the Registration Statement (the “Registration Statement”) on Form N-14AE filed on October 23, 2007.

(d)		Investment Advisory Contracts.

	(1)	Investment Advisory Agreement dated February 16, 2008 between the Registrant, on behalf of Gateway Fund, and Gateway Investment Advisers, LLC (“Gateway”) is incorporated by reference to exhibit (6)(a) to the Registration Statement on Form N-14 filed on February 25, 2008.

(e)		Underwriting Contracts.

	(1)	Distribution Agreement dated February 19, 2008 between the Registrant, on behalf of Gateway Fund, and Natixis Distributors, L.P. (“Natixis Distributors”) is incorporated by reference to exhibit (7)(a) to the Registration Statement on Form N-14 filed on February 25, 2008.

	(2)	Form of Dealer Agreement used by Natixis Distributors is filed herewith.

(f)		Bonus or Profit Sharing Contracts.

	(1)	Not applicable.

(g)		Custodian Agreements.

	(1)	Master Custodian Agreement dated September 1, 2005 between the Registrant, on behalf of Gateway Fund, and State Street Bank and Trust Company (“State Street”) is incorporated by reference to exhibit (g)(1) to the Registration Statement on Form N-1A/A filed on November 6, 2007.

	(2)	Amendment No. 1 dated September 15, 2006 to Master Custody Agreement dated September 1, 2005 between the Registrant, on behalf of Gateway Fund, and State Street is incorporated by reference to exhibit (g)(2) to the Registration Statement on Form N-1A/A filed on November 6, 2007.

	(3)			Letter Agreement dated February 15, 2008 amending the Master Custodian Agreement dated September 1, 2005 between the Registrant, on behalf of Gateway Fund, and State Street is incorporated by reference to exhibit (9)(c) to the Registration Statement on Form N-14 filed on February 25, 2008.

(h)				Other Material Contracts.

	(1)	(i	)	Transfer Agency and Services Agreement dated October 1, 2005 with Boston Financial Data Services, Inc. (“BFDS”) is incorporated by reference to exhibit (h)(1) to the Registration Statement on Form N-1A/A filed on November 6, 2007.

		(ii	)	Revised Appendix A dated February 15, 2008 to Transfer Agency and Services Agreement dated October 1, 2005 with BFDS is filed herewith.

		(iii	)	Amendment dated October 1, 2008 to Transfer Agency and Services Agreement dated October 1, 2005 with BFDS is filed herewith.

	(2)	(i	)	Administrative Services Agreement dated January 3, 2005 with Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) is incorporated by reference to exhibit (h)(4) to the Registration Statement on Form N-1A/A filed on November 6, 2007.

		(ii	)	First Amendment dated November 1, 2005 to the Administrative Services Agreement dated January 3, 2005 with Natixis Advisors is incorporated by reference to exhibit (h)(5) to the Registration Statement on Form N-1A/A filed on November 6, 2007.

		(iii	)	Second Amendment dated January 1, 2006 to the Administrative Services Agreement dated January 3, 2005 with Natixis Advisors is incorporated by reference to exhibit (h)(6) to the Registration Statement on Form N-1A/A filed on November 6, 2007.

		(iv	)	Third Amendment dated July 1, 2007 to the Administrative Services Agreement dated January 3, 2005 with Natixis Advisors is incorporated by reference to exhibit (h)(7) to the Registration Statement on Form N-1A/A filed on November 6, 2007.

		(v	)	Fourth Amendment dated September 17, 2007 to the Administrative Services Agreement dated January 3, 2005 with Natixis Advisors is incorporated by reference to exhibit (h)(8) to the Registration Statement on Form N-1A/A filed on November 6, 2007.

		(vi	)	Fifth Amendment dated February 1, 2008 to the Administrative Services Agreement dated January 3, 2005 with Natixis Advisors is incorporated by reference to exhibit (13)(i) to the Registration Statement on Form N-14 filed on February 25, 2008.

		(vii	)	Sixth Amendment dated February 19, 2008 to the Administrative Services Agreement dated January 3, 2005 with Natixis Advisors is incorporated by reference to exhibit (13)(j) to the Registration Statement on Form N-14 filed on February 25, 2008.

		(viii	)	Seventh Amendment dated July 1, 2008 to the Administrative Services Agreement dated January 3, 2005 with Natixis Advisors is filed herewith.

		(ix	)	Eighth Amendment dated September 29, 2008 to the Administrative Services Agreement dated January 3, 2005 with Natixis Advisors is filed herewith.

		(x	)	Ninth Amendment dated October 31, 2008 to the Administrative Services Agreement dated January 3, 2005 with Natixis Advisors is filed herewith.

		(xi	)	Tenth Amendment dated January 9, 2009 to the Administrative Services Agreement dated January 3, 2005 with Natixis Advisors is filed herewith.

	(3)			Gateway Waiver/Expense Reimbursement Agreement dated February 18, 2008 is incorporated by reference to exhibit (13)(c) to the Registration Statement on Form N-14 filed on February 25, 2008.

	(4)			Natixis Advisors Administrative Services Fee Waiver dated February 18, 2008 is incorporated by reference to exhibit (13)(l) to the Registration Statement on Form N-14 filed on February 25, 2008.

	(5)			Delegation Agreement between Gateway and Natixis Advisors is incorporated by reference to exhibit (13)(m) to the Registration Statement on Form N-14 filed on February 25, 2008.

(i)				Legal Opinion.

	(1)			Opinion and Consent of Ropes & Gray LLP is incorporated by reference to exhibit (i) to the Registration Statement on Form N-1A/A filed on November 8, 2007.

(j)				Other Opinions.

	(1)			Consent of Ernst & Young LLP is filed herewith.

	(2)			Consent of PricewaterhouseCoopers LLP is filed herewith.

(k)				Omitted Financial Statements.

Not Applicable.

(l)				Initial Capital Agreements.

Not applicable.

(m)				Rule 12b-1 Plans.

	(1)			Rule 12b-1 Plan for Class A shares of Gateway Fund dated February 19, 2008 is incorporated by reference to exhibit (m)(1) to the Registration Statement on Form N-1A filed on July 20, 2007.

	(2)			Rule 12b-1 Plan for Class C shares of Gateway Fund dated February 19, 2008 is incorporated by reference to exhibit (m)(2) to the Registration Statement on Form N-1A filed on July 20, 2007.

(n)				Rule 18f-3 Plan.

	(1)			Rule 18f-3 Plan effective as of May 1, 2009 is filed herewith.

(p)				Codes of Ethics.

	(1)			Code of Ethics dated September 14, 2007 for Registrant is incorporated by reference to exhibit (p)(1) to the Registration Statement on Form N-1A filed on July 20, 2007.

	(2)			Code of Ethics dated February 15, 2008, as revised September 18, 2008 for Gateway is filed herewith.

	(3)	Code of Ethics dated October 1, 2007 for Natixis Advisors and Natixis Distributors is incorporated by reference to exhibit (p)(3) to the Registration Statement on Form N-1A/A filed on November 6, 2007.

(q)		Powers of Attorney.

	(1)	Power of Attorney dated June 1, 2007 for Graham T. Allison, Jr., Charles D. Baker, Edward Benjamin, Robert Blanding, Daniel M. Cain, John T. Hailer, Jonathan P. Mason, Sandra O. Moose and Cynthia L. Walker designating Coleen Downs Dinneen, Russell Kane, Michael Kardok and John M. Loder as attorneys to sign for each Trustee are incorporated by reference to exhibit (q) to the Registration Statement on Form N-1A filed on July 20, 2007.

	(2)	Power of Attorney dated June 17, 2008 for Kenneth A. Drucker designating Coleen Downs Dinneen, Russell Kane, Michael Kardok and John M. Loder as attorneys to sign is filed herewith.

Item 24.	Persons Controlled by or Under Common Control with the Registrant

None. The Registrant is not aware of any person controlled or under common control with the Registrant. As of April 3, 2009, there were no persons that owned 25% or more of the outstanding voting securities of the Registrant.

Item 25.	Indemnification

Under Article 5 of the Registrant’s By-Laws, any past or present Trustee or officer of the Registrant and The Gateway Trust, an Ohio business trust, prior to the reorganization of such trust into the Registrant (each hereinafter referred to as a “Covered Person”) shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined that such Covered Person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The Distribution Agreement, the Custodian Contract, the Transfer Agency and Service Agreement and the Administrative Services Agreement (the “Agreements”) contained herein, will provide for indemnification. The general effect of these provisions is to indemnify entities contracting with the Registrant against liability and expenses in certain circumstances. This description is modified in its entirety by the provisions of the Agreements as contained in this Registration Statement and to be filed by amendment.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant in conjunction with Natixis Global Asset Management L.P. and its affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any deliberate fraudulent act, deliberate criminal act, the gaining of any profit or advantage to which the Trustee or officer was not legally entitled or for self dealing, as determined by a judgment, final adjudication or alternative dispute resolution proceeding.

Item 26.	Business and Other Connections of Investment Adviser

A description of the business of Gateway Investment Advisers, LLC, the investment adviser of the Fund (the “Investment Adviser”), is set forth under the captions “Meet the Fund’s Investment Adviser” in the prospectuses and “Investment Advisory and Other Services” in the statements of additional information, all forming part of this Registration Statement.

Except as set forth below, the directors, officers, and members of the Investment Adviser, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors, officers, or members of the Investment Adviser or the Investment Adviser’s predecessor or certain of its affiliates. Certain directors, officers, and members of the Investment Adviser serve as officers or trustees of the Registrant as set forth under the caption “Meet the Fund’s Investment Adviser” in the Registrant’s statements of additional information, forming part of this Registration Statement, and/or as officers and/or directors of certain private investment companies managed by the Investment Adviser or certain of its affiliates. The address of the Investment Adviser is Rookwood Tower, Suite 600, 3805 Edwards Road, Cincinnati, Ohio 45209 and the Registrant is 399 Boylston Street, Boston, MA 02116.

Name	Position with Investment Adviser	Other Connections
Walter G. Sall	Chairman	Director of Melmedica Children’s Health Care Inc. through May, 2006; Director of Anderson Bank through January, 2007

J. Patrick Rogers	Director, Chief Executive Officer and President	None

Donna M. Brown	General Counsel, Secretary and Chief Compliance Officer	None

Gary H. Goldschmidt	Vice President and Chief Financial Officer	None

Geoffrey Keenan	Director, Executive Vice President and Chief Operating Officer	None

Paul R. Stewart	Director, Chief Investment Officer and Senior Vice President	None

Item 27.	Principal Underwriter

(a)	Natixis Distributors, L.P., the principal underwriter of the Registrant, also serves as principal underwriter for:

Natixis Cash Management Trust

Natixis Funds Trust I

Natixis Funds Trust II

Natixis Funds Trust III

Natixis Funds Trust IV

Loomis Sayles Funds I

Loomis Sayles Funds II

Delafield Fund, Inc.

Hansberger International Series

(b)	The general partner and officers of the Registrant’s principal underwriter, Natixis Distributors, L.P., and their addresses are as follows:

Name	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant
Natixis Distribution Corporation	General Partner	None

David L. Giunta	President and Chief Executive Officer	President

Robert Krantz	Executive Vice President	Executive Vice President

Coleen Downs Dinneen	Executive Vice President, General Counsel, Secretary and Clerk	Secretary, Clerk and Chief Legal Officer

Russell Kane	Senior Vice President, Deputy General Counsel, Assistant Secretary, Assistant Clerk and Chief Compliance Officer for Mutual Funds	Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary

Michael Kardok	Senior Vice President	Treasurer, Principal Financial and Accounting Officer

Beatriz Pina Smith	Executive Vice President, Treasurer and Chief Financial Officer	None

Anthony Loureiro	Senior Vice President, Chief Compliance Officer-Broker/Dealer and Anti-Money Laundering Compliance Officer	None

David Vallon	Senior Vice President and Chief Compliance Officer-Adviser	None

Marilyn Rosh	Vice President and Controller	None

Sharon Wratchford	Executive Vice President	None

Matthew Coldren	Executive Vice President	None

Peter Martin	Executive Vice President	None

Caren Leedom	Executive Vice President	None

Matt Raynor	Executive Vice President	None

Robert Hussey	Executive Vice President	None

Marla McDougall	Senior Vice President	None

James Cove	Senior Vice President	None

Stacie DeAngelo	Senior Vice President	None

Maureen O’Neill	Senior Vice President	None

Susannah Wardly	Senior Vice President	None

William Butcher	Senior Vice President	None

John Bearce	Senior Vice President	None

Tracey Flaherty	Senior Vice President	None

David Goodsell	Senior Vice President	None

Dan Lynch	Senior Vice President	None

Dana Hartwell	Senior Vice President	None

David Lafferty	Senior Vice President	None

Elizabeth Puls-Burns	Senior Vice President	None

Ian MacDuff	Senior Vice President	None

Faith Yando	Senior Vice President	None

Josh Bogen	Senior Vice President	None

Spiro Christopulos	Senior Vice President	None

Edward Farrington	Senior Vice President	None

Manjari Saha	Senior Vice President	None

Dan Santaniello	Senior Vice President	None

The principal business address of all the above persons or entities is 399 Boylston Street, Boston, MA 02116.

(c)	Not applicable.

Item 28.	Location of Accounts and Records

The following companies, in the aggregate, maintain possession of the documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder:

(a)	For all series of Registrant:

(i)	Gateway Trust
399 Boylston Street
Boston, MA 02116

(ii)	Boston Financial Data Services, Inc.
2 Heritage Drive, 4th Floor
North Quincy, MA 02171

(iii)	Natixis Distributors, L.P.
399 Boylston Street
Boston, Massachusetts 02116

(iv)	Natixis Asset Management Advisors, L.P.
399 Boylston Street
Boston, Massachusetts 02116

(v)	State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

(vi)	Gateway Investment Advisers, LLC
Rookwood Tower, Suite 600
3805 Edwards Road
Cincinnati, Ohio 45209

Item 29.	Management Services

None.

Item 30.	Undertakings

The Registrant undertakes to provide the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

GATEWAY TRUST

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment (“PEA”) No. 2 to its Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended and has duly caused this PEA No. 2 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 30th day of April, 2009.

GATEWAY TRUST

By:	/s/ David L. Giunta
David L. Giunta President

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David L. Giunta David L. Giunta	President	April 30, 2009

/s/ Michael C. Kardok Michael C. Kardok	Treasurer	April 30, 2009

Graham T. Allison, Jr.* Graham T. Allison, Jr.	Trustee	April 30, 2009

Charles D. Baker * Charles D. Baker	Trustee	April 30, 2009

Edward A. Benjamin * Edward A. Benjamin	Trustee	April 30, 2009

Robert J. Blanding * Robert J. Blanding	Trustee	April 30, 2009

Daniel M. Cain * Daniel M. Cain	Trustee	April 30, 2009

Kenneth A. Drucker * Kenneth A. Drucker	Trustee	April 30, 2009

John T. Hailer * John T. Hailer	Trustee	April 30, 2009

Jonathan P. Mason * Jonathan P. Mason	Trustee	April 30, 2009

Sandra O. Moose * Sandra O. Moose	Trustee, Chairperson of the Board	April 30, 2009

Cynthia L. Walker * Cynthia L. Walker	Trustee	April 30, 2009

*By:	/s/ Coleen Downs Dinneen
Coleen Downs Dinneen Attorney-In-Fact**/*** April 30, 2009

** Powers of Attorney for Graham T. Allison, Jr., Charles D. Baker, Edward Benjamin, Robert Blanding, Daniel M. Cain, John T. Hailer, Jonathan P. Mason, Sandra O. Moose and Cynthia L. Walker are incorporated by reference to exhibit (q) to the Registration Statement on Form N-1A filed on July 20, 2007.

*** Power of Attorney for Kenneth Drucker is incorporated by reference to exhibit (q)(2) to PEA No. 2 filed herewith.

Gateway Trust

Exhibit Index

Exhibits for Item 23 of Form N-1A

Exhibit	Exhibit Description

(b)(1)	Amended and Restated Bylaws dated September 23, 2008

(e)(2)	Form of Dealer Agreement used by Natixis Distributors

(h)(1)(ii)	Revised Appendix A dated February 15, 2008 to the Transfer Agency and Services Agreement

(h)(1)(iii)	Amendment dated October 1, 2008 to the Transfer Agency and Services Agreement

(h)(2)(viii)	Seventh Amendment dated July 1, 2008 to Administrative Services Agreement

(h)(2)(ix)	Eighth Amendment dated September 29, 2008 to Administrative Services Agreement

(h)(2)(x)	Ninth Amendment dated October 31, 2008 to Administrative Services Agreement

(h)(2)(xi)	Tenth Amendment dated January 9, 2009 to the Administrative Services Agreement

(j)(1)	Consent of Ernst & Young LLP

(j)(2)	Consent of PricewaterhouseCoopers LLP

(n)(1)	18f-3 Plan effective May 1, 2009

(p)(2)	Code of Ethics dated February 15, 2008, as revised September 18, 2008 for Gateway Investment Advisers, LLC

(q)(2)	Power of Attorney dated June 17, 2008 for Kenneth A. Drucker